[LOGO]
                               The Preferred Group
                                of Mutual Funds

                   Distributed by Caterpillar Securities Inc.

THE FOLLOWING TEXT REPLACES THE THIRD PARAGRAPH OF THE PREFERRED MONEY MARKET FUND DISCUSSION & ANALYSIS ON PAGE 24:

The market environment was challenging at the start of the reporting period, with volatility being the overriding driver. We began the third calendar quarter of 2002 by focusing on commercial paper with one-month to three-month maturities, hoping to maintain flexibility while the markets searched for direction. At each month-end, we purchased commercial paper with overnight to one-month maturities in anticipation of seasonal month-end funding pressures. As the third quarter progressed, we purchased commercial paper with six-month maturities that extended the weighted average maturity of the fund.

BUILDING FINANCIAL BRIDGES(R)

                               [GRAPHIC OMITTED]

                                             -----------------------------------
                                             THE PREFERRED GROUP OF MUTUAL FUNDS
                                             -----------------------------------

                               -----------------
                               SEMIANNUAL REPORT

                               DECEMBER 31
                               2002
                               -----------------

                                       Unaudited

-----------------------------------
THE PREFERRED GROUP OF MUTUAL FUNDS
                      Who we are...
-----------------------------------

The Preferred Group got its start in 1992.

That's when Caterpillar Inc., the world's largest construction equipment manufacturer, took what it had learned about investing--especially about managing the managers of its sizeable pension and benefits funds--and created a family of mutual funds its employees could invest in through the company's 401(k) plan.

Preferred Group funds are subadvised by some of the most successful names in institutional portfolio management today--companies that manage billions in pension dollars for leading Fortune 500 companies. Our subadvisers are chosen on the strength of their investment specialties and regularly evaluated for adherence to their investment processes as well as performance.

The result? Funds that stick to their investment objectives, which helps you create a well-diversified portfolio with little holdings overlap among funds.

And when it comes to investing for the future, diversification is a great place to start.

Performance Data ..........................................................    1

Our Message to You ........................................................    2

Funds & Investment Objectives .............................................    4

Performance Information & Benchmarks ......................................    5

Investment Reviews ........................................................    6

Statements of Assets & Liabilities ........................................   26

Statements of Operations ..................................................   28

Statements of Changes in Net Assets .......................................   30

Financial Highlights ......................................................   34

Schedules of Investments ..................................................   38

Notes to Financial Statements .............................................   63

Trustees & Officers .......................................................   72

                             [LOGO] PREFERRED GROUP

                              THE PREFERRED GROUP
                                OF MUTUAL FUNDS

                                                             1  PERFORMANCE DATA


-------------------------------------------------------
Performance Data  Six Months Ended 12/31/02 (unaudited)
----------------------------------------------------------------------------------------------------------------------------------
                                   Beginning       Ending                                               Income       Capital Gains
                                      NAV            NAV             Total             Current         Dividends     Distributions
Preferred Fund                    (per share)    (per share)        Return*             Yield+        (per share)     (per share)
----------------------------------------------------------------------------------------------------------------------------------
International Growth                $ 7.88          $ 6.28          (20.30%)               --               --              --
----------------------------------------------------------------------------------------------------------------------------------
International Value                  12.22           10.40          (14.34)++              --           $ 0.05          $ 0.02
----------------------------------------------------------------------------------------------------------------------------------
Small Cap Growth                      6.22            5.25          (15.59)                --               --              --
----------------------------------------------------------------------------------------------------------------------------------
Mid Cap Growth                        7.56            6.54          (13.49)                --               --              --
----------------------------------------------------------------------------------------------------------------------------------
Large Cap Growth                     10.04            8.56          (14.56)                --               --              --
----------------------------------------------------------------------------------------------------------------------------------
Large Cap Value                      16.89           14.93           (8.23)                --             0.19            0.38
----------------------------------------------------------------------------------------------------------------------------------
Asset Allocation                     11.09           10.20           (7.33)                --             0.07              --
----------------------------------------------------------------------------------------------------------------------------------
Fixed Income                         10.16           10.59            6.39               3.69%            0.18            0.03
----------------------------------------------------------------------------------------------------------------------------------
S.T. Government Securities            9.96           10.14            3.43               1.80             0.16              --
----------------------------------------------------------------------------------------------------------------------------------
Money Market+++                       1.00            1.00            0.68               1.08             0.01              --
----------------------------------------------------------------------------------------------------------------------------------

* Total return includes reinvestment of dividends and capital gains distributions (not annualized).

+ The yield shown for the Fixed Income and Short-Term Government Securities funds is the 30-day current yield as of 12/31/02. The yield shown for the Money Market fund is the seven-day current yield as of 12/31/02.

++ The fund's performance would have been lower if a portion of the management fee (0.25%) had not been waived for the period July 1, 2002 through December 31, 2002.

+++ An investment in the Money Market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. The seven-day current yield for the Money Market fund more closely reflects the current earnings of the fund than does the total return quotation.

      The performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that, when redeemed, an investor's shares may be worth more or less than their original cost.

                             www.PreferredGroup.com

2  OUR MESSAGE TO YOU


                                                   December 31, 2002 (unaudited)

                                    [PHOTO]

                               David L. Bomberger
                                   President

Dear Fellow Preferred Group Shareholder:

I am pleased to present you with the Preferred Group's semiannual report for the six months ended December 31, 2002. This report provides detailed information on your funds, including fund holdings, financial and performance data, and commentary from each of the portfolio managers.

Economic Commentary

It's been an interesting six months in America, to say the least. By July, we were recovering from some huge bond defaults when we were assailed with new headlines decrying certain activities (and compensation plans) of a handful of prominent corporate executives. Consumers talked about their loss of confidence, but generally continued their spending. Manufacturing activity picked up a couple of months during the period, but it's still well below levels from the previous year. Unemployment hasn't skyrocketed, but it hasn't improved, either.

Consumer spending and residential home construction continued to prop up the economy, but corporate capital expenditures generally remained on a need-to-replace-something basis; few companies were spending on new factories or new technology. And, as if that wasn't enough, the U.S. appeared to be on the verge of war with Iraq, and staring down the North Koreans as well.

You might wonder whether there were any silver linings to this very cloudy year. I believe the answer is most certainly yes.

American homeowners benefited from the increased value of their homes and many took advantage of opportunities to refinance their home mortgages at the lowest interest rates in a generation, which in turn gave them the wherewithal to keep spending. And while the shenanigans of a few business chieftains damaged the public perception of corporate governance, I believe the majority of major corporations continued to be run by honest, ethical executives.

As we enter 2003, I believe that the U. S. economy is showing signs of improvement. Inflation remains a non-issue. In my opinion, the largest barrier to a generally improving economy is the uncertainty surrounding the situations in Iraq and North Korea. Forecasting the market's direction may be a fool's game, but I believe the fundamentals are cause for optimism.

Market Commentary

Well, 2002 is in the books as the third down year in a row for the stock market, the longest losing streak since World War II. Losers were found across capitalization ranges

                      The Preferred Group of Mutual Funds

                                                            3 VISIT OUR WEB SITE


and within both growth and value styles. During the last six months of 2002, the large-cap dominated S&P 500 Index dropped an annualized 10.30%. Over the same period, the Russell Midcap Index declined 11.11%. And the Russell 2000 Index, a common measure of small-cap equities, dropped 16.70%. Foreign stocks, as measured by the MSCI EAFE, also ended the year in the red, dropping 14.48% during the period.

If you were guessing the bottom of the stock market, you had several opportunities to sight a phantom bull as nervous investors moved into, and then just as quickly out of, the marketplace. All of the stock benchmarks mentioned previously posted positive returns for the final three months of the year, though the quarterly numbers mask a rough December.

Last year's bad news for stocks was good news for most types of bonds and the mutual funds that invest in them. The broad-based Lehman Brothers U.S. Aggregate Bond Index gained 6.23% during the past six months. Treasury bonds and the funds that contain them were especially popular with investors seeking "safer" havens.

But fixed-income mutual funds are not without risk. For instance, some bond funds can post negative returns should interest rates rise suddenly. How? Remember that bond prices and interest rates move in opposite directions. When interest rates rise from low levels (and at the end of 2002, interest rates were at historically low levels), falling bond prices may overwhelm the positive contribution of interest generated by bonds inside a mutual fund--something to consider if your investment time horizon is a year or two instead of 20.

What was new in 2002? Something old: investors interested in dividend payouts. And not just because of President Bush's year-end proposal to eliminate taxes on dividends, but something much simpler: Dividends are real. You can't "creatively" issue a dividend, a fact that some people find attractive, especially in a down market. The investor either gets the dividend or doesn't. The rediscovery of the dividend means more than a few companies are reexamining their no-dividend policies (and what they're currently doing with their retained earnings). The average dividend paid by S&P 500 Index companies has been on the decline for years; time will tell whether we'll see a significant reversal of the trend.

Preferred Group Highlights

In the same year that we celebrated our tenth year in the mutual fund business, we selected new subadvisers for two of our Preferred Group portfolios.

Western Asset Management Company took over the Preferred Fixed Income Fund on November 1, 2002, replacing J.P. Morgan Investment Management, Inc. We believe that Western's investment process is a great fit for our mutual fund investors. (J.P. Morgan continues to be the subadviser of the Preferred Money Market Fund.)

More recently, on January 1, 2003, Pacific Financial Research Inc. (PFR) and MFS Institutional Advisors (MFS) became co-subadvisers of the Preferred Large Cap Value Fund, replacing Oppenheimer Capital. After extensive analysis, we determined the combination would give our shareholders access to two highly successful investment managers with complementary styles. In addition to the subadviser change, the fund's name changed in January 2003 to the Preferred Value Fund.

In spite of the adverse equity market conditions of the past three years, our message remains the same: Understand the relationship between your risk tolerance and the expected return of various asset classes; invest with your time horizon in mind; and recognize the benefits of diversification in building your investment portfolio. In short: Know yourself, know your goals, and don't put all your eggs in one basket.

A lot has changed in the past six months, and a lot more will change in 2003. What won't change is our recognition that the Preferred Group is truly a mutual effort, dependent on your support as well as the skill of the portfolio managers. We appreciate your confidence in us as we monitor and review the progress of the funds. We also wish you all the best for a happy and rewarding 2003.

                                        Sincerely,

                                        /s/ David L. Bomberger


                                        David L. Bomberger, CFA

                             www.PreferredGroup.com

4  FUNDS & INVESTMENT OBJECTIVES


                                                   December 31, 2002 (unaudited)

Funds & Investment Objectives

--------------------------------------------------------------------------------
International Growth Fund

Seeks its objective of long-term capital appreciation by investing primarily in common stocks of non-U.S. companies believed to offer the potential for capital appreciation.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
International Value Fund

Seeks its objective of long-term capital appreciation by investing primarily in equity securities traded principally on markets outside the United States.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Small Cap Growth Fund

Seeks its objective of long-term capital appreciation through investments in companies with small equity capitalizations.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Mid Cap Growth Fund

Seeks its objective of long-term capital appreciation by investing primarily in U.S. companies with medium market capitalizations believed to have strong earnings growth potential.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Large Cap Growth Fund

Seeks its objective of long-term capital appreciation by investing primarily in equity securities believed to offer the potential for capital appreciation, including stocks of companies experiencing or expected to experience above-average earnings growth.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Large Cap Value Fund

Seeks its objective of capital appreciation by investing primarily in equity securities that are believed to be undervalued and offer above-average potential for capital appreciation.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Asset Allocation Fund

Seeks its objective of both capital appreciation and current income by allocating assets among stocks, bonds and high quality money market instruments.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Fixed Income Fund

Seeks its objective of maximizing total return consistent with prudent investment management and liquidity needs by investing in a diversified portfolio of debt securities.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Short-Term Government Securities Fund

Seeks its objective of high current income, consistent with preservation of capital, primarily through investment in U.S. Government securities.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Money Market Fund

Seeks its objective of the maximum current income believed to be consistent with preservation of capital and maintenance of liquidity by investing in short-term, fixed income instruments.
--------------------------------------------------------------------------------

                      The Preferred Group of Mutual Funds

                                                       5 Performance Information


Performance Information

Historical performance

Historical performance can be evaluated in several ways. At the end of each fund's Discussion & Analysis section, we have provided a look at the total percentage change in value, the average annual percentage change and the growth of a hypothetical $10,000 investment. A comparison of this historical data to an appropriate benchmark is also provided These performance figures include changes in a fund's share price, plus reinvestment of any dividends (or income) and any capital gains (profits the fund earns when it sells securities that have grown in value).

Cumulative total returns

Cumulative total returns reflect the fund's actual performance over a set period: six months, one year, five years (where applicable), ten years (where applicable) and since inception.

Average annual total returns

Average annual total returns are hypothetical. A fund's average annual return indicates what would have happened if the fund had performed at a constant rate each year. For your information, all average annual total returns provided by funds must be as of the most recent calendar quarter--in this case, December 31, 2002. This helps you to compare funds from different complexes on an equal basis.

$10,000 hypothetical investment

The "$10,000 Investment Since Inception" illustrates the value of your investment as of December 31, 2002, had you invested $10,000 when the fund started.

Benchmarks

What are they and what do they tell me?

Benchmarks are simply a point of reference for comparison. Mutual funds typically compare themselves to a suitable stock or bond market index to gauge their performance over the long term (generally 3-5 years). An index is really a fictitious unmanaged portfolio. It does not trade or incur any expenses. In that sense, a fund must actually outperform its benchmark (gross return) by the amount of its management fees and other expenses in order for its reported performance (net of fees) to match its benchmark. Because the Preferred Group funds are managed portfolios investing in a wide range of securities, the securities owned by a fund will not match those included in the relevant benchmark. (Please refer to the Investment Review section of this report for detailed descriptions of each fund's benchmark.)

--------------------------------------------------------------------------------
Preferred International Growth Fund
   MSCI EAFE Index
--------------------------------------------------------------------------------
Preferred International Value Fund
   MSCI EAFE Index
--------------------------------------------------------------------------------
Preferred Small Cap Growth Fund
   Russell 2000 Growth Index
--------------------------------------------------------------------------------
Preferred Mid Cap Growth Fund
   Russell Midcap Growth Index
--------------------------------------------------------------------------------
Preferred Large Cap Growth Fund
   S&P 500 Index
--------------------------------------------------------------------------------
Preferred Large Cap Value Fund
   S&P 500 Index
--------------------------------------------------------------------------------
Preferred Asset Allocation Fund
   65/30/5 Benchmark*
   S&P 500 Index
--------------------------------------------------------------------------------
Preferred Fixed Income Fund
   Lehman Brothers Aggregate Index
   Salomon Brothers Broad Investment Grade (BIG) Index
--------------------------------------------------------------------------------
Preferred Short-Term Government Securities Fund
   Merrill Lynch 1-3 Year Treasury Index
--------------------------------------------------------------------------------
Preferred Money Market Fund
   Money Fund Report Average/All Taxable
--------------------------------------------------------------------------------

* Blended benchmark consisting of 65% - S&P 500 Index; 30% - Lehman Brothers Long-Term Treasury Index; and 5% - 90-Day Treasury Bills.

                             www.PreferredGroup.com

6  INVESTMENT REVIEW


December 31, 2002 (unaudited)

The Preferred International Growth Fund seeks its objective of long-term capital appreciation by investing primarily in common stocks of non-U.S. companies believed to offer the potential for capital appreciation.

Discussion & Analysis

For the six months ended December 31, 2002, the Preferred International Growth Fund declined 20.30%, versus a 14.48% decline in the MSCI EAFE Index. Since its inception on April 2, 2001, the fund has declined at an annual average rate of 23.34% versus a 13.89% decline in the benchmark.

Equity markets have now declined for three consecutive years, making this historically one of the longest bear markets on record. Only two markets, New Zealand and Austria, posted positive returns in 2002 and only after currency appreciation was factored in. Unfortunately, they comprise only 0.3% of the benchmark.

The markets were characterized by significant volatility as leadership rotated between economically sensitive and defensive sectors. The U.S. dollar fell dramatically during the period, and questions grew regarding the sustainability of the economic recovery. Central banks globally seemed unsure of their commitment to further monetary stimulus. During mid-2002, indexes fell to levels not seen since the mid-90s. Sentiment was driven by uncertainty over the Iraqi situation, more corporate scandals, weak earnings and a questionable rebound in global growth. However, during the last three months of the year, Europe rebounded dramatically, and the year's worst-performing sectors, technology and telecom, posted huge gains.

Asset allocation contributed to the fund's performance, due to our underweight in Europe and overweight in the Asian region. However, issue selection, while much better in Asia than in Europe, was a negative contributor. Currency hedging was also a negative contributor. Europe saw significant appreciation of its currency and our underweighting in the region hurt returns. At the same time, Asia posted more modest currency appreciation. Our overweight in that region failed to keep pace with the gains in Europe.

We are encouraged by recent improvements in the markets. With the exception of Iraq, we believe most of the negatives that have been holding down the global equity markets are behind us. We believe any resolution in Iraq should have a positive impact, particularly on energy prices.

At the end of the six-month period, we are overweight Asia ex-Japan and underweight Europe. We believe strong economic fundamentals in Asia, combined with reasonable valuations and a growing consumer-oriented population provides attractive investment opportunities. We also believe the lack of economic stimulus, tax increases and an even less competitive corporate environment given recent currency appreciation, makes Europe a less attractive investment. On a sector basis, we continue to be overweight in consumption stocks, including consumer staples, consumer cyclicals, materials and information technology.

            - Marvin & Palmer Associates, Inc.

                                    [PHOTO]

Portfolio Manager: David F. Marvin, CFA
--------------------------------------------------------------------------------
Title: Chairman, Chief Executive Officer, Director, Portfolio Manager, Marvin & Palmer Associates, Inc.
--------------------------------------------------------------------------------
Last Five Years' Experience: Portfolio Manager at Marvin & Palmer Associates, Inc. David has managed the Preferred International Growth Fund since its inception on April 2, 2001.
--------------------------------------------------------------------------------
Education: B.S.--University of Illinois; M.B.A.--Northwestern University; Chartered Financial Analyst
--------------------------------------------------------------------------------

                     The Preferred International Growth Fund

Performance

The following information illustrates the historical performance of the Preferred International Growth Fund compared with the MSCI Europe, Australasia & Far East (MSCI EAFE) Index. The MSCI EAFE Index contains over 1,000 stocks from approximately 20 different countries with Japan, the United Kingdom, France and Germany being the most heavily weighted.

An index is a fictitious unmanaged portfolio and does not trade or incur any expenses. An investment fund must outperform its benchmark by the amount of its management fees and other expenses for its reported performance to match its benchmark.

Past performance is not necessarily indicative of future results. Investment return and principal value will fluctuate, so that, when redeemed, an investor's shares may be worth more or less than their original cost. The tables and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Preferred International Growth Fund's inception date was April 2, 2001. This report will provide five- and ten-year performance history in the future as the fund matures.

There are special risk considerations associated with foreign investing, including political and currency risks. (See "Foreign Risk" and "Risk Factors of Foreign Investments" in the current prospectus.)

Cumulative Total Return

--------------------------------------------------------------------------------
                             PAST       PAST       PAST      PAST       SINCE
                           6 MONTHS    1 YEAR     5 YEARS  10 YEARS   INCEPTION*
--------------------------------------------------------------------------------
Preferred International
Growth Fund                 -20.30%    -24.70%      n/a       n/a       -37.20%
--------------------------------------------------------------------------------
MSCI EAFE Index             -14.48%    -15.66%      n/a       n/a       -23.03%
--------------------------------------------------------------------------------

*     April 2, 2001

Average Annual Total Return

--------------------------------------------------------------------------------
                                         PAST       PAST     PAST       SINCE
                                        1 YEAR    5 YEARS  10 YEARS   INCEPTION*
--------------------------------------------------------------------------------
Preferred International Growth Fund     -24.70%     n/a       n/a      -23.34%
--------------------------------------------------------------------------------
MSCI EAFE Index                         -15.66%     n/a       n/a      -13.89%
--------------------------------------------------------------------------------

*     April 2, 2001

A $10,000 Investment Since Inception

                             [PLOT POINTS TO COME]

$6,280   Preferred International Growth Fund
$7,697   MSCI EAFE Index


Fund Facts as of December 31, 2002

Top Ten Stock Holdings*

                                                         (% of total net assets)

1.  Samsung Electronics
    Co. Ltd., South Korea                                                   3.9%
--------------------------------------------------------------------------------
2.  Nokia Oyj, Finland                                                      3.8%
--------------------------------------------------------------------------------
3.  Canon Inc., Japan                                                       3.8%
--------------------------------------------------------------------------------
4.  Vodafone Group Plc.,
    United Kingdom                                                          3.8%
--------------------------------------------------------------------------------
5.  BHP Billiton Ltd., Australia                                            3.5%
--------------------------------------------------------------------------------
6.  UBS AG, Switzerland                                                     3.2%
--------------------------------------------------------------------------------
7.  L'Oreal SA, France                                                      3.1%
--------------------------------------------------------------------------------
8.  HSBC Holdings Plc.,
    United Kingdom                                                          3.0%
--------------------------------------------------------------------------------
9.  Reckitt & Benckiser Plc.,
    United Kingdom                                                          2.9%
--------------------------------------------------------------------------------
10. Rio Tinto Plc., United Kingdom                                          2.6%
--------------------------------------------------------------------------------

Portfolio Holdings                                                           78
--------------------------------------------------------------------------------

* Holdings listed are as of 12/31/02. Current holdings of any mutual fund are subject to change without notice.

Country Allocation                                       (% of total net assets)

United Kingdom                                                             18.7%
--------------------------------------------------------------------------------
Japan                                                                      16.2%
--------------------------------------------------------------------------------
China                                                                       9.9%
--------------------------------------------------------------------------------
Switzerland                                                                 8.0%
--------------------------------------------------------------------------------
South Korea                                                                 7.3%
--------------------------------------------------------------------------------
Singapore                                                                   6.9%
--------------------------------------------------------------------------------
France                                                                      6.5%
--------------------------------------------------------------------------------
Australia                                                                   5.3%
--------------------------------------------------------------------------------
Finland                                                                     4.3%
--------------------------------------------------------------------------------
Italy                                                                       3.4%
--------------------------------------------------------------------------------
Sweden                                                                      2.4%
--------------------------------------------------------------------------------
Canada                                                                      2.0%
--------------------------------------------------------------------------------
Netherlands                                                                 1.8%
--------------------------------------------------------------------------------
Israel                                                                      1.4%
--------------------------------------------------------------------------------
Germany                                                                     1.1%
--------------------------------------------------------------------------------
Spain                                                                       0.6%
--------------------------------------------------------------------------------
Thailand                                                                    0.3%
--------------------------------------------------------------------------------
Other                                                                       3.9%
--------------------------------------------------------------------------------
               Total                                                        100%

                             www.PreferredGroup.com

8  INVESTMENT REVIEW


December 31, 2002 (unaudited)

The Preferred International Value Fund seeks its objective of long-term capital appreciation by investing primarily in equity securities traded principally on markets outside the United States.

Discussion & Analysis

For the six months ended December 31, 2002, the Preferred International Value Fund declined 14.34%, versus a 14.48% decline in the MSCI EAFE Index. Since its inception, the fund has grown at an annual average rate of 6.35% versus a 3.87% return for the benchmark.

It has been a most difficult period for global stock markets as weak economic growth, the probable war with Iraq and rising energy prices have taken a toll on investors. Continuing concern with corporate profit margins and the quality of earnings also hurt stock prices. Equities, however, did rebound from their October lows as investor sentiment improved in the latter part of the period. Currency played an important role in the fund's total return as our unhedged positions benefited from a weakening U.S. dollar.

Only a few companies in the fund had positive returns. These were stocks that for the most part had defensive characteristics, including Vodafone, Givaudan, P&O Princess (2.3% of net assets), Rio Tinto (1.7%) and Reckitt Benckiser (1.1%). A number of economically sensitive stocks performed very poorly, such as Hitachi (1.6%), Hanson (1.6%), DaimlerChrysler (1.5%), ING (1.9%) and Rolls-Royce (1.3%).

We added ACCOR, the third largest hotel operator in the world and first in Europe, Swatch Group (1.9%), the world's second largest watch maker, and Sumitomo Trust and Banking (1.7%), a well-managed trust bank with attractive growth prospects that continues to gain market share. Three stocks were eliminated in the United Kingdom based on deteriorating fundamentals: British Airways, Corus Group and Royal Sun Alliance. UBS and Oriental Land were also eliminated based on our high valuations. Our position in Hudson's Bay was sold due to deteriorating fundamentals.

We believe current economic data points to a stabilization of activity rather than renewed weakness, while developments in the commodities market, often a leading indicator, suggest that global economic conditions are improving. With the possible exception of Japan, we believe economic growth will remain positive. Business capital spending is very weak but hopefully will improve in 2003. Consumer spending continues to be the bright spot in most economies. How long this pattern continues is a big question for stock markets. On the positive side, corporate earnings downgrades may have run their course, and inflation remains in check.

In a period of more modest economic growth, we believe we are looking at more modest stock market returns, and an environment that should favor fundamental analysis and stock selection. Risks are always present, but we believe the corporate cleansing and stock-market sell-off of the past three years may make way for a better investment environment as we move into 2003.

            - Mercator Asset Management, LP

                                    [PHOTO]

Portfolio Manager: Peter F. Spano, CFA
--------------------------------------------------------------------------------
Title: President, PXS Corp., General Partner, Mercator Asset Management, LP
--------------------------------------------------------------------------------
Last Five Years' Experience: Portfolio Manager at Mercator. Pete has managed the Preferred International Value Fund since its inception on July 1, 1992.
--------------------------------------------------------------------------------
Education: B.B.A.--St. John's University; M.B.A.--Baruch College (City University of New York); Chartered Financial Analyst
--------------------------------------------------------------------------------

                                    [PHOTO]

Portfolio Manager: James E. Chaney
--------------------------------------------------------------------------------
Title: President, JXC Corp., General Partner, Mercator Asset Management, LP
--------------------------------------------------------------------------------
Last Five Years' Experience: Portfolio Manager at Mercator since 2000. Prior to joining Mercator, Jim was a portfolio manager at Hansberger Global Investors and Templeton Investment Counsel.
--------------------------------------------------------------------------------
Education: B.S.--University of Massachusetts; M.S.--Northeastern University;
M.B.A.--Columbia University Graduate School of Business
--------------------------------------------------------------------------------

                     The Preferred International Value Fund

Performance

The following information illustrates the historical performance of the Preferred International Value Fund compared with the MSCI Europe, Australasia & Far East (MSCI EAFE) Index. The MSCI EAFE Index contains over 1,000 stocks from approximately 20 different countries with Japan, the United Kingdom, France and Germany being the most heavily weighted.

An index is a fictitious unmanaged portfolio and does not trade or incur any expenses. An investment fund must outperform its benchmark by the amount of its management fees and other expenses for its reported performance to match its benchmark.

Past performance is not necessarily indicative of future results. Investment return and principal value will fluctuate, so that, when redeemed, an investor's shares may be worth more or less than their original cost. The tables and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Preferred International Value Fund's inception date was July 1, 1992.

There are special risk considerations associated with foreign investing, including political and currency risks. (See "Foreign Risk" and "Risk Factors of Foreign Investments" in the current prospectus.)

From time to time the fund may invest in a limited number of issuers; therefore, it may be subject to greater risk than other mutual funds having a greater number of holdings.

Cumulative Total Return

--------------------------------------------------------------------------------
                             PAST       PAST       PAST      PAST       SINCE
                           6 MONTHS    1 YEAR     5 YEARS  10 YEARS   INCEPTION*
--------------------------------------------------------------------------------
Preferred International
Value Fund**                -14.34%     -7.61%     12.82%   126.72%     90.87%
--------------------------------------------------------------------------------
MSCI EAFE Index             -14.48%    -15.66%    -12.41%    52.37%     48.98%
--------------------------------------------------------------------------------

*     July 1, 1992

** The fund's performance would have been lower if a portion of the management fee (0.25%) had not been waived for the period July 1, 2002 through December 31, 2002.

Average Annual Total Return

--------------------------------------------------------------------------------
                                         PAST       PAST     PAST       SINCE
                                        1 YEAR    5 YEARS  10 YEARS   INCEPTION*
--------------------------------------------------------------------------------
Preferred International Value Fund**     -7.61%     2.44%    8.53%       6.35%
--------------------------------------------------------------------------------
MSCI EAFE Index                         -15.66%    -2.61%    4.30%       3.87%
--------------------------------------------------------------------------------

*     July 1, 1992

** The fund's performance would have been lower if a portion of the management fee (0.25%) had not been waived for the period July 1, 2002 through December 31, 2002.

Line Chart:
A $10,000 Investment Since Inception
$19,087  Preferred International Value Fund
$14,898  MSCI EAFE Index

                      Preferred
                      International
                      Value Fund              MSCI EAFE Index
7/1/92                10000                   10000
12/31/92              8419                    9779
6/30/93               9623                    12072
12/31/93              11915                   12999
6/30/94               12189                   14159
12/31/94              12305                   14047
6/30/95               13004                   14433
12/31/95              13526                   15668
6/30/96               14787                   16400
12/31/96              15845                   16664
6/30/97               18558                   18114
12/31/97              17007                   16918
6/30/98               19414                   19742
12/31/98              18704                   20464
6/30/99               20806                   21305
12/31/99              24860                   26049
6/30/00               23760                   25020
12/31/00              23691                   22413
6/30/01               22452                   19108
12/31/01              20660                   17664
6/30/02               22283                   17421
12/31/02              19087                   14898


Fund Facts as of December 31, 2002

Top Ten Stock Holdings*

                                                         (% of total net assets)

1.  Adidas-Salomon AG, Germany                                              3.4%
--------------------------------------------------------------------------------
2.  Vodafone Group Plc.,
    United Kingdom                                                          3.3%
--------------------------------------------------------------------------------
3.  Iberdrola SA, Spain                                                     2.8%
--------------------------------------------------------------------------------
4.  United Overseas Bank Ltd.,
    Singapore                                                               2.7%
--------------------------------------------------------------------------------
5.  Givaudan AG, Switzerland                                                2.5%
--------------------------------------------------------------------------------
6.  Pearson Plc., United Kingdom                                            2.5%
--------------------------------------------------------------------------------
7.  Tanabe Seiyaku Co., Japan                                               2.5%
--------------------------------------------------------------------------------
8.  ABN Amro Holdings NV,
    Netherlands                                                             2.4%
--------------------------------------------------------------------------------
9.  ACCOR, France                                                           2.4%
--------------------------------------------------------------------------------
10. Abitibi-Consolidated Inc., Canada                                       2.3%
--------------------------------------------------------------------------------

Portfolio Holdings                                                           51
--------------------------------------------------------------------------------

* Holdings listed are as of 12/31/02. Current holdings of any mutual fund are subject to change without notice.

Country Allocation                                       (% of total net assets)

United Kingdom                                                             17.6%
--------------------------------------------------------------------------------
Japan                                                                      15.0%
--------------------------------------------------------------------------------
Canada                                                                      7.5%
--------------------------------------------------------------------------------
Germany                                                                     6.8%
--------------------------------------------------------------------------------
Netherlands                                                                 6.6%
--------------------------------------------------------------------------------
Switzerland                                                                 5.6%
--------------------------------------------------------------------------------
France                                                                      5.6%
--------------------------------------------------------------------------------
Italy                                                                       5.0%
--------------------------------------------------------------------------------
South Korea                                                                 4.8%
--------------------------------------------------------------------------------
Spain                                                                       4.6%
--------------------------------------------------------------------------------
China                                                                       3.7%
--------------------------------------------------------------------------------
Singapore                                                                   2.8%
--------------------------------------------------------------------------------
Finland                                                                     2.2%
--------------------------------------------------------------------------------
Sweden                                                                      1.7%
--------------------------------------------------------------------------------
Brazil                                                                      1.6%
--------------------------------------------------------------------------------
Australia                                                                   1.2%
--------------------------------------------------------------------------------
Other                                                                       7.7%
--------------------------------------------------------------------------------
               Total                                                        100%

                             www.PreferredGroup.com

10  INVESTMENT REVIEW


December 31, 2002 (unaudited)

The Preferred Small Cap Growth Fund seeks its objective of long-term capital appreciation through investments in companies with small equity capitalizations.

Discussion & Analysis

For the six months ended December 31, 2002, the Preferred Small Cap Growth Fund declined 15.59%, versus a 15.63% decline in the Russell 2000 Growth Index. Since its inception, the fund has declined at an annual average rate of 6.16% versus an average annualized decline of 0.72% for the benchmark.

The bear market in growth stocks continued to growl in the six-month period ended December 31, 2002. Only a sharp rally in October and November offered any respite. Investors have driven down stock prices over these concerns, among others: a lackluster economy, accounting irregularities, corporate integrity, modest earnings growth, terrorism, a potential military conflict in Iraq and above-average stock valuations.

We buy the stocks of companies whose earnings we believe may exceed expectations, and those tend to be the stocks with relatively high price/earnings ratios, which do poorly both in absolute and relative terms in bear markets. Conversely, as investors become more optimistic about the earnings outlook for corporate America, we believe valuations matter less and those same stocks may lead market upswings.

As for the fund's holdings, three of our 10 sector positions beat their corresponding Russell 2000 Growth Index sectors.

Our healthcare holdings contributed the most to the fund's results. On the other hand, our materials/processing stocks, emphasizing specialty-industrial shares, diminished results the most; they were shares of companies that are the earnings leaders--shares that were richly priced and thus fell the most, more than the materials/processing sector as a whole.

In terms of absolute returns, our weighting in financial-services holdings--powered by financial transaction processing and investment-services stocks--produced the smallest loss. Our producer-durables stocks recorded the biggest losses.

As always, the fund's sector weightings reflected its "sector-neutral" investment policy, which dictates that the fund's sector weightings closely resemble those of the Russell 2000 Growth Index.

In our opinion, the stock market has bottomed and should gradually improve in 2003 in response to a strengthening economy and corporate earnings. As always, we remain true to our investment process and focus on picking stocks we believe to have the strongest earnings prospects in all sectors of the market, since we believe earnings expectations drive stock prices over time. We continue to believe the earnings prospects of small-cap growth companies are favorable.

For the fund, we are emphasizing stocks of companies whose earnings tend to pick up early in an economic recovery, like semiconductor, data-storage, paper, software and retailing companies with strong brands.

            - Turner Investment Partners, Inc.

                                    [PHOTO]

Portfolio Manager: William C. McVail, CFA, leads an investment committee
--------------------------------------------------------------------------------
Title: Senior Equity Portfolio Manager, Turner Investment Partners, Inc.
--------------------------------------------------------------------------------
Last Five Years' Experience: Portfolio Manager at PNC Equity Advisors before joining Turner in 1998. Bill assumed management of the Preferred Small Cap Growth Fund in January 2000.
--------------------------------------------------------------------------------
Education: B.A. in Economics and B.A. in Psychology--Vassar College; Chartered Financial Analyst
--------------------------------------------------------------------------------

                      The Preferred Small Cap Growth Fund

Performance

The following information illustrates the historical performance of the Preferred Small Cap Growth Fund compared with the Russell 2000 Growth Index. The Russell 2000 Growth Index contains those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index contains the 2,000 smallest of the 3,000 largest U.S.-domiciled corporations, ranked by market capitalization.

An index is a fictitious unmanaged portfolio and does not trade or incur any expenses. An investment fund must outperform its benchmark by the amount of its management fees and other expenses for its reported performance to match its benchmark.

Past performance is not necessarily indicative of future results. Investment return and principal value will fluctuate, so that, when redeemed, an investor's shares may be worth more or less than their original cost. The tables and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Preferred Small Cap Growth Fund's inception date was November 1, 1995. The report will provide ten-year performance history in the future as the fund matures.

Securities of small-capitalization companies often trade less frequently and in more limited volume, and may be subject to greater volatility than securities of larger, more established companies.

Cumulative Total Return

--------------------------------------------------------------------------------
                             PAST       PAST       PAST      PAST       SINCE
                           6 MONTHS    1 YEAR     5 YEARS  10 YEARS   INCEPTION*
--------------------------------------------------------------------------------
Preferred Small Cap
Growth Fund                 -15.59%    -32.78%    -61.87%     n/a      -36.59%+
--------------------------------------------------------------------------------
Russell 2000 Growth Index   -15.63%    -30.26%    -28.87%     n/a       -5.08%
--------------------------------------------------------------------------------

*     November 1, 1995

+ Total return since inception reflects an expense waiver. Without this waiver, total return would have been lower.

Average Annual Total Return

--------------------------------------------------------------------------------
                                         PAST       PAST     PAST       SINCE
                                        1 YEAR    5 YEARS  10 YEARS   INCEPTION*
--------------------------------------------------------------------------------
Preferred Small Cap Growth Fund         -32.78%   -17.54%    n/a       -6.16%+
--------------------------------------------------------------------------------
Russell 2000 Growth Index               -30.26%    -6.59%    n/a       -0.72%
--------------------------------------------------------------------------------

*     November 1, 1995

+ Total return since inception reflects an expense waiver. Without this waiver, total return would have been lower.

Line Chart:
A $10,000 Investment Since Inception
$6,341  Preferred Small Cap Growth Fund
$9,492  Russell 2000 Growth Index
                      Preferred Small Cap          Russell 2000
                      Growth Fund                  Growth Index
11/1/95               10000                        10000
12/31/95              10506                        10673
6/30/96               11267                        11946
12/31/96              12653                        11875
6/30/97               14534                        12495
12/31/97              16629                        13411
6/30/98               17942                        14143
12/31/98              15797                        13576
6/30/99               14487                        15316
12/31/99              14156                        19426
6/30/00               15278                        19665
12/31/00              11775                        15068
6/30/01               10290                        15092
12/31/01              9432                         13679
6/30/02               7512                         11250
12/31/02              6341                         9492


Fund Facts as of December 31, 2002

Top Ten Stock Holdings*

                                                         (% of total net assets)

1.  Covance Inc.                                                            2.3%
--------------------------------------------------------------------------------
2.  Cooper Cos Inc.                                                         1.8%
--------------------------------------------------------------------------------
3.  Chesapeake Energy Corp.                                                 1.7%
--------------------------------------------------------------------------------
4.  Affiliated Managers Group Inc.                                          1.6%
--------------------------------------------------------------------------------
5.  Jeffries Group Inc.                                                     1.6%
--------------------------------------------------------------------------------
6.  Scios Inc.                                                              1.6%
--------------------------------------------------------------------------------
7.  Medicis Pharmaceutical Corp.                                            1.5%
--------------------------------------------------------------------------------
8.  CAL Dive International Inc.                                             1.3%
--------------------------------------------------------------------------------
9.  Pinnacle Systems Inc.                                                   1.3%
--------------------------------------------------------------------------------
10. Respironics Inc.                                                        1.3%
--------------------------------------------------------------------------------

Portfolio Holdings                                                          131
--------------------------------------------------------------------------------

* Holdings listed are as of 12/31/02. Current holdings of any mutual fund are subject to change without notice.

Fund Composition                                         (% of total net assets)

Services                                                                  20.7%
--------------------------------------------------------------------------------
Financials                                                                15.7%
--------------------------------------------------------------------------------
Health Care                                                               15.1%
--------------------------------------------------------------------------------
Technology                                                                14.7%
--------------------------------------------------------------------------------
Basic Materials                                                           10.6%
--------------------------------------------------------------------------------
Consumer Goods                                                             8.1%
--------------------------------------------------------------------------------
Capital Goods                                                              6.3%
--------------------------------------------------------------------------------
Energy                                                                     4.5%
--------------------------------------------------------------------------------
Telecommunication Services                                                 3.6%
--------------------------------------------------------------------------------
Transportation                                                             1.8%
--------------------------------------------------------------------------------
Other                                                                     (1.1%)
--------------------------------------------------------------------------------
             Total                                                         100%

                             www.PreferredGroup.com

12  INVESTMENT REVIEW


December 31, 2002 (unaudited)

The Preferred Mid Cap Growth Fund seeks its objective of long-term capital appreciation by investing primarily in U.S. companies with medium market capitalizations believed to have strong earnings growth potential.

Discussion & Analysis

For the six months ended December 31, 2002, the Preferred Mid Cap Growth Fund declined 13.49%, trailing a 9.59% decline in the Russell Midcap Growth Index. Since its inception, the fund has declined at an annual average rate of 17.66% versus an average annual decline of 13.63% for the benchmark.

In all, this bear market is the worst for mid-cap growth stocks in modern times. Only a sharp rally in October and November offered any respite. Investors have driven down stock prices over these concerns, among others: a lackluster economy, accounting irregularities, corporate integrity, modest earnings growth, terrorism, a potential military conflict in Iraq, and above-average stock valuations.

As for the fund's holdings, none of our 10 sector positions performed with particular distinction: all trailed their corresponding Russell Midcap Growth Index sectors. Our consumer-discretionary/ services holdings detracted the least from the fund's results. Our weighting in technology shares diminished results the most; they were shares of companies that are the earnings leaders--shares that were richly priced and thus fell the most, more than the tech sector as a whole.

In terms of absolute returns, our weighting in utilities/communication holdings produced the smallest loss. But with such a small weighting, its impact on performance was minor.

The fund was relatively heavily invested in technology because of its "sector-neutral" investment policy, which dictates that the fund's sector weightings closely resemble those of the Russell Midcap Growth Index. So with the fund's sizable technology weighting comparable to the tech sector's weighting in the Index, the fund remained vulnerable to the continuing bear market in tech shares. We hasten to add that we believe sector neutrality generally is prudent because the performance advantage in the market typically shifts swiftly and unpredictably from sector to sector, and thus the fund is always primed to capitalize on the sectors that happen to be in favor at any given time. But when a major sector like technology is out of favor, as was the case in the past six months, it can create problems for the fund.

As always, we remain true to our investment process and focus on picking stocks we believe to have the strongest earnings prospects in all sectors of the market, since we believe earnings expectations drive stock prices over time. We continue to believe the earnings prospects of mid-cap growth companies are favorable.

For the fund, we are emphasizing stocks of companies whose earnings tend to pick up early in an economic recovery, like semiconductor, data-storage, paper, software and retailing companies with strong brands.

            - Turner Investment Partners, Inc.

                                    [PHOTO]

Portfolio Manager: Christopher K. McHugh leads an investment committee
--------------------------------------------------------------------------------
Title: Senior Portfolio Manager/Security Analyst, Turner Investment Partners,
Inc.
--------------------------------------------------------------------------------
Last Five Years' Experience: Portfolio manager at Turner Investment Partners, Inc. Christopher has managed the Preferred Mid Cap Growth Fund since its inception on April 2, 2001.
--------------------------------------------------------------------------------
Education: B.S.--Philadelphia College of Textiles and Science; M.B.A.--St. Joseph's University
--------------------------------------------------------------------------------

                       The Preferred Mid Cap Growth Fund

Performance

The following information illustrates the historical performance of the Preferred Mid Cap Growth Fund compared with the Russell Midcap Growth Index. The Russell Midcap Growth Index measures the performance of those companies with higher price-to-book ratios and higher forecasted growth values that are also included in the Russell Midcap Index (i.e., the 800 smallest companies out of the 1,000 largest U.S. companies).

An index is a fictitious unmanaged portfolio and does not trade or incur any expenses. An investment fund must outperform its benchmark by the amount of its management fees and other expenses for its reported performance to match its benchmark.

Past performance is not necessarily indicative of future results. Investment return and principal value will fluctuate, so that, when redeemed, an investor's shares may be worth more or less than their original cost. The tables and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Preferred Mid Cap Growth Fund's inception date was April 2, 2001. This report will provide five- and ten-year performance history in the future as the fund matures.

The share price of a fund investing in stocks of companies with small or mid-size market capitalizations may be more volatile than that of a fund investing in stocks of larger, more established companies.

Cumulative Total Return

--------------------------------------------------------------------------------
                             PAST       PAST       PAST      PAST       SINCE
                           6 MONTHS    1 YEAR     5 YEARS  10 YEARS   INCEPTION*
--------------------------------------------------------------------------------
Preferred Mid Cap
Growth Fund                -13.49%     -33.27%      n/a       n/a      -28.84%
--------------------------------------------------------------------------------
Russell Midcap Growth
Index                       -9.59%     -27.41%      n/a       n/a      -22.62%
--------------------------------------------------------------------------------

*     April 2, 2001

Average Annual Total Return

--------------------------------------------------------------------------------
                                         PAST       PAST     PAST       SINCE
                                        1 YEAR    5 YEARS  10 YEARS   INCEPTION*
--------------------------------------------------------------------------------
Preferred Mid Cap Growth Fund           -33.27%     n/a      n/a       -17.66%
--------------------------------------------------------------------------------
Russell Midcap Growth Index             -27.41%     n/a      n/a       -13.63%
--------------------------------------------------------------------------------

*     April 2, 2001

Line Chart:
A $10,000 Investment Since Inception
$7,116  Preferred Mid Cap Growth Fund
$7,738  Russell Midcap Growth Index
                      Preferred Mid Cap            Russell Midcap
                      Growth Fund                  Growth Index
4/2/01                10000                        10000
6/30/01               12430                        9958
12/31/01              10664                        10659
6/30/02               8226                         8558
12/31/02              7116                         7738


Fund Facts as of December 31, 2002

Top Ten Stock Holdings*

                                                         (% of total net assets)

1.  Medimmune Inc.                                                          1.8%
--------------------------------------------------------------------------------
2.  Wellpoint Health Networks Inc.                                          1.8%
--------------------------------------------------------------------------------
3.  Nextel Communications Inc.                                              1.7%
--------------------------------------------------------------------------------
4.  KLA Tencor Corp.                                                        1.5%
--------------------------------------------------------------------------------
5.  Novellus Systems Inc.                                                   1.5%
--------------------------------------------------------------------------------
6.  Bed Bath & Beyond Inc.                                                  1.4%
--------------------------------------------------------------------------------
7.  International Game Technology                                           1.4%
--------------------------------------------------------------------------------
8.  Fiserv Inc.                                                             1.3%
--------------------------------------------------------------------------------
9.  Gilead Sciences Inc.                                                    1.3%
--------------------------------------------------------------------------------
10. Anthem Inc.                                                             1.3%
--------------------------------------------------------------------------------

Portfolio Holdings                                                          118
--------------------------------------------------------------------------------

* Holdings listed are as of 12/31/02. Current holdings of any mutual fund are subject to change without notice.

Fund Composition                                         (% of total net assets)

Health Care                                                                22.0%
--------------------------------------------------------------------------------
Technology                                                                 15.1%
--------------------------------------------------------------------------------
Consumer Goods                                                             15.1%
--------------------------------------------------------------------------------
Services                                                                   14.6%
--------------------------------------------------------------------------------
Financials                                                                  7.7%
--------------------------------------------------------------------------------
Telecommunication Services                                                  6.9%
--------------------------------------------------------------------------------
Basic Materials                                                             6.1%
--------------------------------------------------------------------------------
Energy                                                                      5.0%
--------------------------------------------------------------------------------
Capital Goods                                                               1.6%
--------------------------------------------------------------------------------
Transportation                                                              1.6%
--------------------------------------------------------------------------------
Other                                                                       4.3%
--------------------------------------------------------------------------------
             Total                                                          100%

                             www.PreferredGroup.com

14  INVESTMENT REVIEW


December 31, 2002 (unaudited)

The Preferred Large Cap Growth Fund seeks its objective of long-term capital appreciation by investing primarily in equity securities believed to offer the potential for capital appreciation, including stocks of companies experiencing or expected to experience above-average earnings growth.

Discussion & Analysis

For the six months ended December 31, 2002, the Preferred Large Cap Growth Fund declined 14.56%, trailing a 10.30% decline in the S&P 500 Index. Since its inception, the fund has grown at an annual average rate of 9.23% versus a 9.72% return for the benchmark.

Market conditions have not been this adverse since the Great Depression. Fortunately, we are not reliving the structural problems of that era or those of the 1970s. We believe the underpinnings of our economic system are sound. Despite a mild recession in 2001, corporate malfeasance scandals, the deflation of the equity bubble and heightened geopolitical risks, the economy has managed to grow more than 3% this year and post the most significant gains in productivity in several decades. This is an impressive testament to the resiliency and quality of our economic, political and social systems.

Ultimately, our outlook remains that the market will go in the direction of economic activity and corporate profits. Although profit margins have been running slightly higher this year than last, we remain guarded in an environment of anemic pricing power and low nominal growth. A more vigorous and broad-based rebound in profits and cash flows will be necessary to stimulate growth in capital spending. Risk aversion on the part of consumers and businesses is heightened by the threat of war with Iraq, which has waxed and waned throughout the year.

Consumer spending has been a strong support for economic activity, though at the margin the consumer is weakening. Nonetheless, strong housing data and rising personal incomes bode well for the long-term financial health of the consumer. Additionally, low interest rates and the resulting refinancing boom have helped the consumer pay down debt and increase household liquidity levels.

On an absolute basis, information technology stocks detracted the most from the portfolio and the broader market indexes. In addition, our holdings in the healthcare sector were very disappointing. Our largest emphasis this year was in consumer discretionary stocks, which were down on an absolute basis but outperformed the market. This was during a year in which more than 90% of technology stocks fell and more than 70% of all S&P 500 stocks posted negative returns. The average stock in the U.S. common equity market fell more than 25% on an equal-weighted, geometric basis.

We believe that we have realistically positioned our portfolio. Our holdings, in our opinion, represent high-quality companies operated by strong management teams that can maintain their dominant competitive positions and generate superior and sustainable earnings growth.

            - Jennison Associates LLC

                                    [PHOTO]

Portfolio Manager: Kathleen A. McCarragher
--------------------------------------------------------------------------------
Title: Director, Executive Vice President and Head of Growth Equity, Jennison Associates LLC
--------------------------------------------------------------------------------
Last Five Years' Experience: Managing Director and Director of Large Cap Growth Equities at Weiss, Peck & Greer before joining Jennison in May 1998. Kathleen assumed management of the Preferred Large Cap Growth Fund in April 1999.
--------------------------------------------------------------------------------
Education: B.B.A. in Finance--University of Wisconsin; M.B.A.--Harvard Business School
--------------------------------------------------------------------------------

                   The Preferred Large Cap Growth Fund seeks

Performance

The following information illustrates the historical performance of the Preferred Large Cap Growth Fund compared with the S&P 500 Index. The S&P 500 Index is the most common index for the overall U.S. stock market. It comprises 500 of the leading U.S. companies representing major industries.

An index is a fictitious unmanaged portfolio and does not trade or incur any expenses. An investment fund must outperform its benchmark by the amount of its management fees and other expenses for its reported performance to match its benchmark.

Past performance is not necessarily indicative of future results. Investment return and principal value will fluctuate, so that, when redeemed, an investor's shares may be worth more or less than their original cost. The tables and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Preferred Large Cap Growth Fund's inception date was July 1, 1992.

From time to time the fund may invest in a limited number of issuers; therefore, it may be subject to greater risk than other mutual funds having a greater number of holdings.

Cumulative Total Return

--------------------------------------------------------------------------------
                             PAST       PAST       PAST      PAST       SINCE
                           6 MONTHS    1 YEAR     5 YEARS  10 YEARS   INCEPTION*
--------------------------------------------------------------------------------
Preferred Large Cap
Growth Fund                 -14.56%    -30.33%     -7.68%   112.18%     152.82%
--------------------------------------------------------------------------------
S&P 500 Index               -10.30%    -22.10%     -2.90%   144.33%     164.73%
--------------------------------------------------------------------------------

*     July 1, 1992

Average Annual Total Return

--------------------------------------------------------------------------------
                                         PAST       PAST     PAST       SINCE
                                        1 YEAR    5 YEARS  10 YEARS   INCEPTION*
--------------------------------------------------------------------------------
Preferred Large Cap
Growth Fund                             -30.33%    -1.58%    7.81%       9.23%
--------------------------------------------------------------------------------
S&P 500 Index                           -22.10%    -0.59%    9.34%       9.72%
--------------------------------------------------------------------------------

*     July 1, 1992

Line Chart:
A $10,000 Investment Since Inception
$25,282  Preferred Large Cap Growth Fund
$26,473  S&P 500 Index
                      PREFERRED LARGE CAP
                      GROWTH FUND             S&P 500 INDEX
7/1/92                10000                   10000
12/31/92              11915                   10837
6/30/93               12425                   11359
12/31/93              13828                   11921
6/30/94               12468                   11514
12/31/94              13676                   12074
6/30/95               16733                   14510
12/31/95              17554                   16599
6/30/96               19237                   18291
12/31/96              20868                   20429
6/30/97               27732                   24612
12/31/97              27385                   27218
6/30/98               33003                   32046
12/31/98              37129                   35043
6/30/99               42991                   39331
12/31/99              53897                   42395
6/30/00               56014                   42276
12/31/00              44398                   38532
6/30/01               38999                   35951
12/31/01              36286                   33988
6/30/02               29589                   29511
12/31/02              25282                   26473


Fund Facts as of December 31, 2002

Top Ten Stock Holdings*

                                                         (% of total net assets)

1.  Microsoft Corp.                                                         4.0%
--------------------------------------------------------------------------------
2.  Amgen Inc.                                                              3.2%
--------------------------------------------------------------------------------
3.  Wal-Mart Stores Inc.                                                    3.1%
--------------------------------------------------------------------------------
4.  American International Group Inc.                                       3.1%
--------------------------------------------------------------------------------
5.  Citigroup Inc.                                                          2.9%
--------------------------------------------------------------------------------
6.  Viacom Inc.                                                             2.9%
--------------------------------------------------------------------------------
7.  Johnson & Johnson                                                       2.8%
--------------------------------------------------------------------------------
8.  Cisco Systems Inc.                                                      2.7%
--------------------------------------------------------------------------------
9.  Kohls Corp.                                                             2.7%
--------------------------------------------------------------------------------
10. Schlumberger Ltd.                                                       2.5%
--------------------------------------------------------------------------------

Portfolio Holdings                                                           60
--------------------------------------------------------------------------------

* Holdings listed are as of 12/31/02. Current holdings of any mutual fund are subject to change without notice.

Fund Composition                                         (% of total net assets)

Consumer Goods                                                             20.3%
--------------------------------------------------------------------------------
Health Care                                                                17.6%
--------------------------------------------------------------------------------
Financials                                                                 16.3%
--------------------------------------------------------------------------------
Technology                                                                 13.2%
--------------------------------------------------------------------------------
Telecommunication Services                                                  8.5%
--------------------------------------------------------------------------------
Basic Materials                                                             8.0%
--------------------------------------------------------------------------------
Energy                                                                      4.7%
--------------------------------------------------------------------------------
Transportation                                                              3.1%
--------------------------------------------------------------------------------
Capital Goods                                                               2.9%
--------------------------------------------------------------------------------
Services                                                                    2.4%
--------------------------------------------------------------------------------
Other                                                                       3.0%
--------------------------------------------------------------------------------
            Total                                                           100%


                             www.PreferredGroup.com

16  INVESTMENT REVIEW


December 31, 2002 (unaudited)

The Preferred Large Cap Value Fund seeks its objective of capital appreciation by investing primarily in equity securities that are believed to be undervalued and offer above-average potential for capital appreciation.

Discussion & Analysis

The Preferred Large Cap Value Fund declined 8.23% during the six-month period ended December 31, 2002. This compares with a 10.30% decline for the S&P 500 Index. Since its inception, the fund has grown at an average annual rate of 9.98%, versus a return of 9.72% for the benchmark.

All sectors of the S&P 500 Index lost ground during the period as the market continued to correct the over-inflated prices of the late 1990s. Added to that was uncertainty about the direction of the economy, looming military action and the potential impact of a federal budget deficit. Finally, lower stock prices and tighter credit requirements meant that businesses had a more difficult time raising capital to finance future growth.

We're reasonably optimistic that business, which accounts for one-third of the total U.S. economy, may begin to spend again. In the past two years, businesses have tightened their belts and cleaned up their balance sheets, so they may be in a position to begin ordering. That, in turn, would lead to better cash generation. The bottom line is: There may be more opportunities to invest in the kind of businesses we prefer, well-managed operations with free cash flow, which are selling at an attractive valuation.

In addition, the barrage of accounting scandals that rocked markets in 2002 has quieted. With companies placing greater emphasis on governance and transparency in financial reporting, an improvement in investor confidence is likely. Further, with the huge market excesses of the prior three years now resolved, we expect favorable conditions for a market propelled not by powerful themes but by individual stocks.

            - Oppenheimer Capital LLC

                                    [PHOTO]

Portfolio Manager: John G. Lindenthal*
--------------------------------------------------------------------------------
Title: Managing Director, Oppenheimer Capital LLC
--------------------------------------------------------------------------------
Last Five Years' Experience: Portfolio Manager at Oppenheimer Capital LLC. John has managed the Preferred Large Cap Value Fund since its inception on July 1, 1992.
--------------------------------------------------------------------------------
Education: B.S., M.B.A.--University of Santa Clara
--------------------------------------------------------------------------------

* Effective January 1, 2003, MFS Institutional Advisors Inc. (MFS) and Pacific Financial Research Inc. (PFR) assumed subadvisory responsibility for the fund. MFS and PFR each manage approximately one-half of the fund's assets, although these proportions may vary because of differential performance.

      MFS seeks captial appreciation by investing in income-producing equity securities that MFS believes are undervalued in the market relative to their long-term potential.

      PFR seeks captial appreciation by investing in equity securities of companies whose share prices are below PFR's estimate of their intrinsic value.

                       The Preferred Large Cap Value Fund

Performance

The following information illustrates the historical performance of the Preferred Large Cap Value Fund compared with the S&P 500 Index. The S&P 500 Index is the most common index for the overall U.S. stock market. It comprises 500 of the leading U.S. companies representing major industries.

An index is a fictitious unmanaged portfolio and does not trade or incur any expenses. An investment fund must outperform its benchmark by the amount of its management fees and other expenses for its reported performance to match its benchmark.

Past performance is not necessarily indicative of future results. Investment return and principal value will fluctuate, so that, when redeemed, an investor's shares may be worth more or less than their original cost. The tables and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Preferred Large Cap Value Fund's inception date was July 1, 1992.

From time to time the fund may invest in a limited number of issuers; therefore, it may be subject to greater risk than other mutual funds having a greater number of holdings.

Cumulative Total Return

--------------------------------------------------------------------------------
                             PAST       PAST       PAST      PAST       SINCE
                           6 MONTHS    1 YEAR     5 YEARS  10 YEARS   INCEPTION*
--------------------------------------------------------------------------------
Preferred Large Cap
Value Fund                  -8.23%     -16.13%     2.51%    147.55%    171.82%
--------------------------------------------------------------------------------
S&P 500 Index              -10.30%     -22.10%    -2.90%    144.33%    164.73%
--------------------------------------------------------------------------------

*     July 1, 1992

Average Annual Total Return

--------------------------------------------------------------------------------
                                         PAST       PAST     PAST       SINCE
                                        1 YEAR    5 YEARS  10 YEARS   INCEPTION*
--------------------------------------------------------------------------------
Preferred Large Cap Value Fund          -16.13%     0.50%    9.49%      9.98%
--------------------------------------------------------------------------------
S&P 500 Index                           -22.10%    -0.59%    9.34%      9.72%
--------------------------------------------------------------------------------

*     July 1, 1992

Line Chart:
A $10,000 Investment Since Inception
$27,182  Preferred Large Cap Value Fund
$26,473  S&P 500 Index
                      PREFERRED LARGE CAP
                      VALUE FUND              S&P 500 INDEX
7/1/92                10000                   10000
12/31/92              10980                   10837
6/30/93               11673                   11359
12/31/93              11945                   11921
6/30/94               11707                   11514
12/31/94              12001                   12074
6/30/95               14718                   14510
12/31/95              16258                   16599
6/30/96               18322                   18291
12/31/96              20712                   20429
6/30/97               24612                   24298
12/31/97              27218                   26515
6/30/98               30740                   32046
12/31/98              30311                   35043
6/30/99               32743                   39331
12/31/99              31600                   42395
6/30/00               31064                   42276
12/31/00              35028                   38532
6/30/01               34723                   35951
12/31/01              32409                   33988
6/30/02               29621                   29511
12/31/02              27182                   26473


Fund Facts as of December 31, 2002

Top Ten Stock Holdings*

                                                         (% of total net assets)

1.  Federal Home Loan Mortgage Corp.                                        5.5%
--------------------------------------------------------------------------------
2.  Philip Morris Cos Inc.                                                  5.0%
--------------------------------------------------------------------------------
3.  Tyco International Ltd.                                                 4.9%
--------------------------------------------------------------------------------
4.  Federal National Mortgage
    Association                                                             4.6%
--------------------------------------------------------------------------------
5.  Electronic Data Systems Corp.                                           3.3%
--------------------------------------------------------------------------------
6.  American Express Co.                                                    3.0%
--------------------------------------------------------------------------------
7.  Kroger Co.                                                              2.5%
--------------------------------------------------------------------------------
8.  Pfizer Inc.                                                             2.4%
--------------------------------------------------------------------------------
9.  Exxon Mobil Corp.                                                       2.2%
--------------------------------------------------------------------------------
10. Safeway Inc.                                                            2.2%
--------------------------------------------------------------------------------

Portfolio Holdings                                                          131
--------------------------------------------------------------------------------

* Holdings listed are as of 12/31/02. Current holdings of any mutual fund are subject to change without notice.

Fund Composition                                         (% of total net assets)

Financials                                                                 26.5%
--------------------------------------------------------------------------------
Consumer Goods                                                             21.3%
--------------------------------------------------------------------------------
Capital Goods                                                              12.9%
--------------------------------------------------------------------------------
Health Care                                                                 9.3%
--------------------------------------------------------------------------------
Telecommunication Services                                                  8.7%
--------------------------------------------------------------------------------
Energy                                                                      7.8%
--------------------------------------------------------------------------------
Basic Materials                                                             6.2%
--------------------------------------------------------------------------------
Technology                                                                  5.0%
--------------------------------------------------------------------------------
Transportation                                                              0.9%
--------------------------------------------------------------------------------
Services                                                                    0.7%
--------------------------------------------------------------------------------
Other                                                                       0.7%
--------------------------------------------------------------------------------
            Total                                                           100%

                             www.PreferredGroup.com

18  INVESTMENT REVIEW


December 31, 2002 (unaudited)

The Preferred Asset Allocation Fund seeks its objective of both capital appreciation and current income by allocating assets among stocks, bonds and high quality money market instruments.

Discussion & Analysis

The Preferred Asset Allocation Fund declined 7.33% during the six-month period ended December 31, 2002. In comparison, the fund's blended benchmark, consisting of 65% - S&P 500 Index, 30% -Lehman Brothers Long-Term Treasury Index and 5% - 90-Day Treasury Bills, declined 2.86% for the period. The fund has provided an average annual return of 8.39% since inception, compared to 10.51% for the benchmark.

Economic releases during the second half of 2002 remained consistent with a slow recovery. After a three-month contraction, manufacturing rebounded in the final month of 2002. New orders for durable goods rose in October and November, and the service sector continued to expand throughout the period. Housing growth remained near record levels.

Measures of consumer confidence and spending declined in the second half of 2002. The unemployment rate rose to 6.0% in November (and remained unchanged in December), matching the eight-year high set in April 2002.

Stock market sentiment was more negative than usual, and performance was erratic throughout 2002. Why did the equity markets continue to decline in 2002? The answer may be found in the unusual level of uncertainty that prevailed during the year.

As accounting scandals grew, some investors felt that they could not depend upon the earnings reported by companies or the analysis provided by the Street. With both trailing and forecasted earnings suspect, they did not know how to value companies, and some gave up and sold.

The media worried endlessly about consumer confidence that they believed was being eroded by high unemployment and the declining stock market. All signs were that the economy was, in fact, growing at a modest though somewhat erratic pace. But the constant news that the economy was bad and that 6% unemployment was too high wore on investors and added to the general pessimism.

Finally, the continued threat of a terrorist attack, instability in the Middle East, and the possibility of military action against Iraq or North Korea all weighed upon investors.

Bonds, on the other hand, thrive on uncertainty, and bond yields around the world fell to levels not seen since the early 1960s. However, the rally in bonds appeared to be a flight from stocks. If the stock market has bottomed, then one of the best periods for bonds may indeed be over.

Looking forward, these generators of uncertainty are still in place. In the coming year we expect that there will be high levels of volatility and modest total returns.

            - Mellon Capital Management Corp.
            - PanAgora Asset Management, Inc.

                                    [PHOTO]

Mellon Capital Management Corporation

Portfolio Manager: Thomas B. Hazuka
--------------------------------------------------------------------------------
Title: Chief Investment Officer, Mellon Capital Management Corporation
--------------------------------------------------------------------------------
Last Five Years' Experience: Portfolio Manager at Mellon Capital. Tom has been involved in the management of the Preferred Asset Allocation Fund since its inception on July 1, 1992.
--------------------------------------------------------------------------------
Education: B.S.--Stevens Institute of Technology; M.B.A.--University of Connecticut; Ph.D.--Stanford University
--------------------------------------------------------------------------------

                                    [PHOTO]

PanAgora Asset Management, Inc.

Portfolio Manager: Edgar E. Peters
--------------------------------------------------------------------------------
Title: Director of Asset Allocation and Chief Investment Officer, PanAgora Asset Management, Inc.
--------------------------------------------------------------------------------
Last Five Years' Experience: Portfolio Manager at PanAgora Asset Management. Ed has been involved in the management of the Preferred Asset Allocation Fund since its inception on July 1, 1992.
--------------------------------------------------------------------------------
Education: B.S.--Montclair State College; M.B.A.--Rutgers University
--------------------------------------------------------------------------------

                      The Preferred Asset Allocation Fund

Performance

The following information illustrates the historical performance of the Preferred Asset Allocation Fund compared with a blended benchmark consisting of:
65% - S&P 500 Index; 30% - Lehman Brothers Long-Term Treasury Index; and 5% - 90-Day Treasury Bills. The S&P 500 Index is the most common index for the overall U.S. stock market. It is comprised of 500 of the leading U.S. companies representing major industries. The Lehman Brothers Long-Term Treasury Index is a market-weighted index of all publicly held Treasury issues with maturities greater than 10 years. The 90-Day Treasury Bill benchmark is a performance calculation using recently issued 90-Day Treasury Bills.

The Preferred Asset Allocation Fund has a blended benchmark to reflect its flexibility to invest in stocks, bonds and short-term instruments. The performance of the Preferred Asset Allocation Fund is also compared with the S&P 500 Index.

An index is a fictitious unmanaged portfolio and does not trade or incur any expenses. An investment fund must outperform its benchmark by the amount of its management fees and other expenses for its reported performance to match its benchmark.

Past performance is not necessarily indicative of future results. Investment return and principal value will fluctuate, so that, when redeemed, an investor's shares may be worth more or less than their original cost. The tables and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Preferred Asset Allocation Fund's inception date was July 1, 1992.

Cumulative Total Return

--------------------------------------------------------------------------------
                             PAST       PAST       PAST      PAST       SINCE
                           6 MONTHS    1 YEAR     5 YEARS  10 YEARS   INCEPTION*
--------------------------------------------------------------------------------
Preferred Asset
Allocation Fund              -7.33%    -14.85%      8.97%   117.16%     133.03%
--------------------------------------------------------------------------------
65/30/5 Benchmark            -2.86%     -9.98%     15.70%   159.64%     185.56%
--------------------------------------------------------------------------------
S&P 500 Index               -10.30%    -22.10%     -2.90%   144.33%     164.73%
--------------------------------------------------------------------------------

*     July 1, 1992

Average Annual Total Return

--------------------------------------------------------------------------------
                                         PAST       PAST     PAST       SINCE
                                        1 YEAR    5 YEARS  10 YEARS   INCEPTION*
--------------------------------------------------------------------------------
Preferred Asset Allocation Fund         -14.85%     1.73%    8.06%       8.39%
--------------------------------------------------------------------------------
65/30/5 Benchmark                        -9.98%     2.96%   10.01%      10.51%
--------------------------------------------------------------------------------
S&P 500 Index                           -22.10%    -0.59%    9.34%       9.72%
--------------------------------------------------------------------------------

*     July 1, 1992

Line Chart:
A $10,000 Investment Since Inception
$23,303  Preferred Asset Allocation Fund
$28,556  65/30/5 Benchmark
$26,473  S&P 500 Index
                    Preferred Asset
                    Allocation Fund          65/30/5 Benchmark     S&P 500 Index
7/1/92              10000                    10000                 10000
12/31/92            10731                    10781                 10837
6/30/93             11357                    11523                 11359
12/31/93            11869                    12057                 11921
6/30/94             11212                    11483                 11514
12/31/94            11563                    11848                 12074
6/30/95             13643                    14057                 14510
12/31/95            15354                    15849                 16599
6/30/96             16132                    16429                 18291
12/31/96            17685                    18021                 20429
6/30/97             19521                    20789                 24612
12/31/97            21384                    23054                 27218
6/31/98             23784                    26167                 32046
12/31/98            27161                    28497                 35043
6/30/99             27879                    30153                 39331
12/31/99            27755                    31526                 42395
6/30/00             29433                    32395                 42276
12/31/00            29573                    31546                 38532
6/30/01             27923                    30779                 35951
12/31/01            27369                    28441                 33988
6/30/02             25147                    29397                 29511
12/31/02            23303                    28556                 26473


Fund Facts as of December 31, 2002

Portfolio Allocation* (% of total net assets)

                                        12/31/02**     6/30/02**     12/31/01**
--------------------------------------------------------------------------------
Stocks                                       53%           53%            56%
--------------------------------------------------------------------------------
Bonds                                        20%           18%            25%
--------------------------------------------------------------------------------
Short-Term                                   29%           30%            19%
(maturities less than one year)
--------------------------------------------------------------------------------
Other                                        (2%)          (1%)
--------------------------------------------------------------------------------
      Total                                 100%          100%           100%

*     Allocations do not consider the effect of futures or options contracts.

** Allocations do not consider the effect of short-term investments representing collateral from our securities lending activity.

                             www.PreferredGroup.com

20  INVESTMENT REVIEW


December 31, 2002 (unaudited)

The Preferred Fixed Income Fund seeks its objective of maximizing total return consistent with prudent investment management and liquidity needs by investing in a diversified portfolio of debt securities.

Discussion & Analysis

The Preferred Fixed Income Fund's return was 6.39% for the six-month period ended December 31, 2002, compared to 6.26% for the Salomon Brothers Broad Investment Grade (BIG) Index and 6.23% for the Lehman Brothers Aggregate Index. Since its inception, the fund has provided an average annual return of 7.02%, compared to 7.61% for the Salomon index and 7.60% for the Lehman.

Note: Western Asset Management Company (Western) of Pasadena, California, and Western Asset Management Company Limited (WAML) of London, UK, assumed subadvisory responsibility for the Preferred Fixed Income Fund on November 1, 2002.

Commentary for the period is provided by J.P. Morgan Investment Management, Inc., the former subadviser, followed by Western Asset Management Company.

Interest rates rose towards the end of the year, with the front end of the yield curve steepening as two-year Treasuries outperformed. Treasury yields rose 16 to 21 basis points (0.16% to 0.21%; 1 basis point = 0.01%) in the five-year and 10-year maturity portions of the yield curve, respectively, as market sentiments improved and risk aversion abated.

During the first half of the reporting period, we reduced our sector-risk exposures. In investment grade corporates we continued to diversify our holdings, moderating our exposure to event risk. The paring back in credit positions over the last few quarters resulted in a corporate sector exposure that was underweight on a market value basis and about neutral on a weighted-duration basis.

            - J.P. Morgan Investment Management Inc.

A measure of gloom returned to the markets in December following a burst of enthusiasm in November. Treasuries benefited as a refuge from uncertainty, with short- and intermediate-term yields falling more than long-term yields. Credit spreads widened somewhat in December, but not by enough to erase the benefit of still-generous yields. Mortgage yields fell to new lows, but spreads were relatively stable even as prepayment risk rose yet again.

During November, the fund was in a transition phase. We sold certain transferred securities and restructured the portfolio.

Investment strategies produced generally positive results for the two month period. Overweight exposure to the credit, high yield and emerging market sectors added significantly to performance, thanks to a substantial yield advantage and tighter spreads. A modest overweight exposure to the mortgage-backed sector also contributed to returns as spreads narrowed. Modest long-duration exposure was a negative as coupon yields on Treasuries rose, but our yield curve exposure offset that to a large extent. Non-dollar bond exposure contributed to performance, as most non-dollar markets outperformed their U.S. counterparts. Additionally, our decision to leave a portion of the currency exposure unhedged benefited from a weaker dollar.

            - Western Asset Management Company
            - Western Asset Management Company Limited

Prior to November 1, 2002

Portfolio Manager: E. Luke Farrell
--------------------------------------------------------------------------------
Title: Vice President, Fixed Income Portfolio Manager, J.P. Morgan Investment Management Inc.
--------------------------------------------------------------------------------
Last Five Years' Experience: Portfolio Manager and Fixed-Income Securities Trader, J.P. Morgan Investment Management Inc. Luke has managed the Preferred Fixed Income Fund since February 1, 2000.
--------------------------------------------------------------------------------
Education: B.S.--University of Virginia
--------------------------------------------------------------------------------

Effective November 1, 2002

Portfolio Manager: Western Asset Management Company Investment Strategy Group and Western Asset Management Company Limited Investment Strategy Group
--------------------------------------------------------------------------------

                        The Preferred Fixed Income Fund

Performance

The following information illustrates the historical performance of the Preferred Fixed Income Fund compared to those of the Salomon Brothers Broad Investment Grade (BIG) Index and the Lehman Brothers Aggregate Index. The BIG Index contains 5,000 U.S. Treasury, Agency, mortgage and corporate bonds that have a credit quality of investment grade (AAA-BBB by Standard & Poor's). The Lehman Brothers Aggregate Index is a widely recognized measure of the aggregate U.S. bond market. On November 1, 2002, Western and WAML became subadvisers of the fund. Because of the resulting change in the fund's investment strategy, the fund's performance is now measured against the Lehman Brothers Aggregate Index instead of the Salomon Brothers BIG Index.

An index is a fictitious unmanaged portfolio and does not trade or incur any expenses. An investment fund must outperform its benchmark by the amount of its management fees and other expenses for its reported performance to match its benchmark.

Past performance is not necessarily indicative of future results. Investment return and principal value will fluctuate, so that, when redeemed, an investor's shares may be worth more or less than their original cost. The tables and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Preferred Fixed Income Fund's inception date was July 1, 1992.

Cumulative Total Return

--------------------------------------------------------------------------------
                             PAST       PAST       PAST      PAST       SINCE
                           6 MONTHS    1 YEAR     5 YEARS  10 YEARS   INCEPTION*
--------------------------------------------------------------------------------
Preferred Fixed
Income Fund                  6.39%      9.45%      37.74%    94.88%     104.06%
--------------------------------------------------------------------------------
Lehman Brothers
Aggregate Index              6.23%     10.25%      43.87%   106.37%     115.81%
--------------------------------------------------------------------------------
Salomon Bros. BIG Index      6.26%     10.07%      43.70%   106.61%     116.10%
--------------------------------------------------------------------------------

*     July 1, 1992

Average Annual Total Return

--------------------------------------------------------------------------------
                                         PAST       PAST     PAST       SINCE
                                        1 YEAR    5 YEARS  10 YEARS   INCEPTION*
--------------------------------------------------------------------------------
Preferred Fixed Income Fund              9.45%     6.61%     6.90%       7.02%
--------------------------------------------------------------------------------
Lehman Brothers Aggregate Index         10.25%     7.55%     7.51%       7.60%
--------------------------------------------------------------------------------
Salomon Bros. BIG Index                 10.07%     7.52%     7.53%       7.61%
--------------------------------------------------------------------------------

*     July 1, 1992

Line Chart:
A $10,000 Investment Since Inception
$20,406  Preferred Fixed Income Fund
$21,581  Lehman Brothers Aggregate Index
$21,610  Salomon Bros. BIG Index
                      Preferred Fixed          Salomon Bros.     Lehman Brothers
                      Income Fund              BIG Index         Aggregate Index
7/1/92                10000                    10000             10000
12/31/92              10471                    10461
6/30/93               11259                    11198
12/31/93              11549                    11496
6/30/94               11207                    11065
12/31/94              11273                    11169
6/30/95               12494                    12454
12/31/95              13264                    13238
6/30/96               13009                    13071
12/31/96              13660                    13717
6/30/97               14101                    14138
12/31/97              14814                    15038
6/30/98               15416                    15634
12/31/98              15848                    16348
6/30/99               15578                    16121
12/31/99              15730                    16211
6/30/00               16144                    16846
12/31/00              17390                    18091
6/30/01               17884                    18745
12/31/01              18644                    19632
6/30/02               19181                    20337
12/31/02              20406                    21610             21581


Fund Facts as of December 31, 2002

Portfolio Statistics

Portfolio Holdings                                                           255
--------------------------------------------------------------------------------
Average Maturity                                                       8.4 years
--------------------------------------------------------------------------------
Average Duration                                                       3.9 years
--------------------------------------------------------------------------------
Average Quality                                                               AA
--------------------------------------------------------------------------------

Portfolio Allocation                                    (% of total net assets*)

Foreign Corporates & Govt                                                 33.1%
--------------------------------------------------------------------------------
Corporates                                                                30.1%
--------------------------------------------------------------------------------
Short-Term                                                                22.5%
(maturities less than one year)
--------------------------------------------------------------------------------
Mortgages/Asset Backed                                                    22.1%
--------------------------------------------------------------------------------
Treasury                                                                   8.6%
--------------------------------------------------------------------------------
Other                                                                    (16.4%)
--------------------------------------------------------------------------------
            Total                                                          100%

* Allocations do not consider the effect of short-term investments representing collateral from our securities lending activity.

Quality

Treasury/AAA/Agency                                                        41.8%
--------------------------------------------------------------------------------
AA                                                                         25.3%
--------------------------------------------------------------------------------
A                                                                          14.2%
--------------------------------------------------------------------------------
BBB                                                                        12.0%
--------------------------------------------------------------------------------
BB                                                                          4.8%
--------------------------------------------------------------------------------
B                                                                           1.9%
--------------------------------------------------------------------------------
            Total                                                           100%

                             www.PreferredGroup.com

22  INVESTMENT REVIEW


December 31, 2002 (unaudited)

The Preferred Short-Term Government Securities Fund seeks its objective of high current income, consistent with preservation of capital, primarily through investment in U.S. Government securities.

Discussion & Analysis

The Preferred Short-Term Government Securities Fund returned 3.43% for the six months ended December 31, 2002. This compares to a return of 3.30% for the Merrill Lynch 1-3 Year Treasury Index. Since inception, the fund has achieved an average annualized return of 5.29% versus 6.06% for the benchmark.

During the second half of 2002, investors were beginning to recognize that economic recovery would not be quick and easy. The excesses of the past decade--everything from the fallout of the stock market bubble to overcapacity in manufacturing--were still working their way through the system. Workers continued to lose jobs due to cost-containment exercises on the part of corporate America and generally reduced demand for products and services. Especially given low capital-expenditure rates by business, consumer spending continued to be the power behind the economy. But investors began to notice that the personal consumption rate was a bit different at a 6.0% unemployment rate than it was during the heady days of 3.5% unemployment.

Interest rates were at historic lows during the period, and the Federal Reserve's target rate dropped by 50 basis points (0.50%; 1 basis point = 0.01%). Consumers took advantage of low rates to increase their liquidity through mortgage refinancing. However, it is becoming increasingly critical that the manufacturing and service sectors show some signs of life before consumers are fully tapped out. Events in the Middle East concerning Iraq and in Asia concerning North Korea may further delay economic recovery.

During the last six months, the yield on the two-year Treasury note fell by 121 basis points, in sympathy with the Fed's actions, while the longer 30-year bond's yield dropped only 73 basis points.

We believe the fund's improved performance during this period may be attributed to an improvement in its income generation and its generally longer duration posture. As in the past, we intend to remain consistent with our process and emphasize a greater weighting in yield-spread products, primarily agency debentures, while also looking to build a small position in shorter-term mortgage-backed securities. Due to the conflicting pressures exerted by a potential rebound and the uncertainties in Iraq and North Korea, the duration of the fund has been reduced to neutral.

            - Caterpillar Investment Management Ltd.

                                    [PHOTO]

Portfolio Manager:

Charles T. (C.T.) Urban, III, CFA
--------------------------------------------------------------------------------
Title: Senior Portfolio Manager, Caterpillar Investment Management Ltd.
--------------------------------------------------------------------------------
Last Five Years' Experience: Vice President and Senior Portfolio Manager for the Windsor Financial Group in Minneapolis. C.T. assumed management of the Preferred Short-Term Government Securities Fund on November 1, 1999.
--------------------------------------------------------------------------------
Education: B.S.--University of North Carolina; M.B.A.--University of Minnesota; Chartered Financial Analyst
--------------------------------------------------------------------------------

              The Preferred Short-Term Government Securities Fund

Performance

The following information illustrates the historical performance of the Preferred Short-Term Government Securities Fund compared with the Merrill Lynch 1-3 Year Treasury Index. The Index comprises primarily U.S. Treasury Notes and Bonds with remaining maturities of one to three years.

An index is a fictitious unmanaged portfolio and does not trade or incur any expenses. An investment fund must outperform its benchmark by the amount of its management fees and other expenses for its reported performance to match its benchmark.

Past performance is not necessarily indicative of future results. Investment return and principal value will fluctuate, so that, when redeemed, an investor's shares may be worth more or less than their original cost. The tables and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Preferred Short-Term Government Securities Fund's inception date was July 1, 1992.

Cumulative Total Return

--------------------------------------------------------------------------------
                             PAST       PAST       PAST      PAST       SINCE
                           6 MONTHS    1 YEAR     5 YEARS  10 YEARS   INCEPTION*
--------------------------------------------------------------------------------
Preferred Short-Term
Government Securities
Fund                         3.43%      6.07%      31.74%   67.50%      71.87%
--------------------------------------------------------------------------------
ML 1-3 Yr. Treasury Index    3.30%      5.76%      36.40%   79.71%      85.40%
--------------------------------------------------------------------------------

*     July 1, 1992

Average Annual Total Return

--------------------------------------------------------------------------------
                                         PAST       PAST     PAST       SINCE
                                        1 YEAR    5 YEARS  10 YEARS   INCEPTION*
--------------------------------------------------------------------------------
Preferred Short-Term
Government Securities Fund               6.07%     5.67%     5.29%       5.29%
--------------------------------------------------------------------------------
ML 1-3 Yr. Treasury Index                5.76%     6.40%     6.04%       6.06%
--------------------------------------------------------------------------------

*     July 1, 1992

Line Chart:
A $10,000 Investment Since Inception
$17,187  Preferred Short-Term Government Securities Fund
$18,540  ML 1-3 Yr. Treasury Index
                      Preferred Short-Term              ML 1-3 Yr.
                      Gov't. Sec. Fund                  Treasury Index
7/1/92                10000                             10000
12/31/92              10261                             10317
6/30/93               10632                             10658
12/31/93              10833                             10875
6/30/94               10723                             10830
12/31/94              10757                             10938
6/30/95               11336                             11666
12/31/95              11735                             12140
6/30/96               11914                             12303
12/31/96              12287                             12744
6/30/97               12606                             13111
12/31/97              13046                             13593
6/30/98               13327                             14003
12/31/98              13667                             14544
6/30/99               13762                             14714
12/31/99              13982                             14989
6/30/00               14376                             15438
12/31/00              15127                             16188
6/30/01               15638                             16830
12/31/01              16204                             17531
6/30/02               16617                             17948
12/31/02              17187                             18540


Fund Facts as of December 31, 2002

Portfolio Highlights

Weighted Averages
--------------------------------------------------------------------------------
   Average Maturity                                                   1.59 years
--------------------------------------------------------------------------------
   Average Duration                                                   1.52 years
--------------------------------------------------------------------------------
   Average Credit Quality                                                    AAA
--------------------------------------------------------------------------------
   Average Weighted Coupon                                                  4.25
--------------------------------------------------------------------------------
Portfolio Holdings                                                            26
--------------------------------------------------------------------------------

Portfolio Allocation                                     (% of total net assets)

Federal Agencies                                                           86.0%
--------------------------------------------------------------------------------
Mortgages                                                                   9.9%
--------------------------------------------------------------------------------
Short-Term                                                                  2.9%
(maturities less than one year)
--------------------------------------------------------------------------------
Other                                                                       1.2%
--------------------------------------------------------------------------------
            Total                                                           100%

                             www.PreferredGroup.com

24  INVESTMENT REVIEW


December 31, 2002 (unaudited)

The Preferred Money Market Fund seeks its objective of the maximum current income believed to be consistent with preservation of capital and maintenance of liquidity by investing in short-term, fixed income instruments.

Discussion & Analysis

The Preferred Money Market Fund returned 0.68% for the six-month period ended December 31, 2002, compared to a 0.59% return for the Money Fund Report Average/All Taxable. Since inception, the fund's average annual return has been 4.35% versus 4.18% for the benchmark.

Interest rates were volatile, credit spreads narrowed and the yield curve steepened as investors tried to evaluate contradictory economic data and escalating geopolitical risk. Following the election of Republican majorities in the House and Senate, discussions in Washington centered on new tax cuts and the potential elimination of the double taxation of corporate dividends. The Federal Reserve Board lowered the fed funds rate by 0.50%--a larger than expected decrease--and adopted a neutral bias.

The market environment was challenging at the start of the reporting period, with volatility being the overriding driver. We purchased mortgage-backed securities (MBS) at wide spreads and then sold most of the positions at slight gains in August. In September, with MBS spreads at historically wide levels, we again added to our allocation. However, as the month progressed, MBS spreads widened further and underperformed in the Treasury rally. Our duration positions initially detracted from performance as interest rates reacted violently to conflicting economic data and a struggling equity market. However, we moved to a longer-duration position by quarter's end, expecting a continued flight to quality, and ended 0.25 years longer than the duration of the benchmark.

We believe the dominant event of the period was the Fed's 0.50% interest rate reduction in November. We focused on purchasing commercial paper and certificates of deposit with six-month maturities. Because we were positioned for two eases of a 0.25% each, the fund performed well. After the announcement, we maintained a longer weighted average maturity (WAM) in the 50-day to 55-day range to take advantage of the positively sloped LIBOR curve. Toward quarter's end, we let our cash positions build, shortening the WAM and giving us flexibility through year-end.

We expect the economy to grow slowly in 2003. However, we believe the Fed will continue to keep interest rates low for the next six months and possibly beyond. Given the current state of the economy and the probability of additional fiscal stimulus, we do not expect further interest rate cuts. Therefore, we will look to extend the WAM of the fund on any back-up in rates.

            - J.P. Morgan Investment Management Inc.

                                    [PHOTO]

Portfolio Manager: Mark Settles
--------------------------------------------------------------------------------
Title: Vice President, Portfolio Manager, J.P. Morgan Investment Management Inc.
--------------------------------------------------------------------------------
Last Five Years' Experience: Portfolio Manager, J.P. Morgan Investment Management Inc. Mark assumed responsibility for management of the Preferred Money Market Fund on January 1, 2000.
--------------------------------------------------------------------------------
Education: B.A.--Columbia University; M.B.A.--Northwestern University
--------------------------------------------------------------------------------

                        The Preferred Money Market Fund

Performance

The following information illustrates the historical performance of the Preferred Money Market Fund compared to Money Fund Report Average/All Taxable. This benchmark is used for taxable money market funds.

An index is a fictitious unmanaged portfolio and does not trade or incur any expenses. An investment fund must outperform its benchmark by the amount of its management fees and other expenses for its reported performance to match its benchmark.

Past performance is not necessarily indicative of future results. Investment return and principal value will fluctuate, so that, when redeemed, an investor's shares may be worth more or less than their original cost. The tables and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Preferred Money Market Fund's inception date was July 1, 1992.

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Cumulative Total Return

--------------------------------------------------------------------------------------------------
                         PAST     7-DAY CURRENT    PAST        PAST         PAST          SINCE
                       6 MONTHS       YIELD+      1 YEAR      5 YEARS      10 YEARS     INCEPTION*
--------------------------------------------------------------------------------------------------
Preferred Money
Market Fund              0.68%        1.08%        1.47%       23.69%       54.27%       56.44%++
--------------------------------------------------------------------------------------------------
Money Fund Report
Avg/All Taxable          0.59%        0.75%        1.30%       22.20%       51.48%       53.72%
--------------------------------------------------------------------------------------------------

*     July 1, 1992

+ The seven-day current yield for the Money Market Fund more closely reflects the current earnings of the fund than does the total return quotation. The yield for Money Fund Report Avg/All Taxable represents the seven-day current yield as of December 31, 2002.

++ Total return since inception reflects an expense waiver. Without this waiver, total return would have been lower.

Average Annual Total Return

--------------------------------------------------------------------------------
                                         PAST       PAST     PAST       SINCE
                                        1 YEAR    5 YEARS  10 YEARS   INCEPTION*
--------------------------------------------------------------------------------
Preferred Money Market Fund              1.47%     4.34%     4.43%      4.35%++
--------------------------------------------------------------------------------
Money Fund Report Avg/All Taxable        1.30%     4.09%     4.24%      4.18%
--------------------------------------------------------------------------------

*     July 1, 1992

++ Total return since inception reflects an expense waiver. Without this waiver, total return would have been lower.

Line Chart:
A $10,000 Investment Since Inception
$15,644  Preferred Money Market Fund
$15,372  Money Fund Report Avg./All Taxable
                      Preferred Money           Money Fund Report
                      Market Fund               Avg/All Taxable
7/1/92                10000                     10000
12/31/92              10140                     10148
6/30/93               10271                     10284
12/31/93              10406                     10422
6/30/94               10569                     10583
12/31/94              10814                     10813
6/30/95               11126                     11113
12/31/95              11438                     11407
6/30/96               11719                     11690
12/31/96              12018                     11974
6/30/97               12319                     12259
12/31/97              12638                     12579
6/30/97               12986                     12896
12/31/98              13318                     13211
6/30/99               13621                     13499
12/31/99              13963                     13824
6/30/00               14363                     14203
12/31/00              14818                     14640
6/30/01               15180                     14980
12/31/01              15417                     15175
6/30/02               15538                     15282
12/31/02              15644                     15372


Fund Facts as of December 31, 2002

Portfolio Highlights

Weighted Averages
--------------------------------------------------------------------------------
  Average Maturity                                                       62 days
--------------------------------------------------------------------------------
  Average Credit Quality                                                   A1/P1
--------------------------------------------------------------------------------
  7-Day Current Yield                                                      1.08%
--------------------------------------------------------------------------------
Portfolio Holdings                                                            45
--------------------------------------------------------------------------------

Portfolio Allocation                                     (% of total net assets)

Commercial Paper                                                           54.4%
--------------------------------------------------------------------------------
Floating Rate Notes                                                        27.5%
--------------------------------------------------------------------------------
Certificates of Deposit                                                    16.7%
--------------------------------------------------------------------------------
Other                                                                       1.4%
--------------------------------------------------------------------------------
            Total                                                           100%

                             www.PreferredGroup.com

26 & 27 STATEMENTS OF ASSETS AND LIABILITIES


Statements of Assets and Liabilities               December 31, 2002 (unaudited)

----------------------------------------------------------------------------------------------------------------------------------

                                                                                   International    International     Small Cap
           December 31, 2002 (unaudited)                                               Growth           Value           Growth
----------------------------------------------------------------------------------------------------------------------------------
Assets
   Investments at value, including $1,142,131, $46,896,510, $9,693,687,
      $4,723,072, $15,193,502, $2,638,781, $15,326,278, $34,124,821 of
      International Growth, International Value, Small Cap Growth, Mid Cap
      Growth, Large Cap Growth, Large Cap Value, Asset Allocation, and Fixed
      Income Funds' securities on loan ........................................    $  18,932,970    $ 197,604,852    $ 38,460,001
   Short-term investments at amortized cost ...................................        1,904,341       63,743,749      12,044,947
   Cash .......................................................................                               145
   Foreign currency at value ..................................................               92
   Receivable for investments sold ............................................           96,893                          754,872
   Receivable for fund shares sold ............................................          279,508        2,245,312          34,412
   Receivable for variation margin ............................................
   Dividends and interest receivable ..........................................           21,316          241,402          16,587
   Foreign tax reclaim receivable .............................................            8,832          228,395
   Prepaid expenses and other assets ..........................................           10,810           30,526          10,909
                                                                                   -----------------------------------------------
      Total assets ............................................................       21,254,762      264,094,381      51,321,728
                                                                                   -----------------------------------------------
Liabilities
   Payable for investments purchased ..........................................                                         1,759,793
   Payable for when-issued and forward delivery securities ....................          264,121
   Payable for variation margin ...............................................
   Payable for fund shares redeemed ...........................................            1,796          332,283       1,307,873
   Payable for distributions ..................................................
   Payable upon return of securities loaned ...................................        1,188,790       49,264,749      10,099,802
   Written options at fair value
      (premiums received $3,382,947) ..........................................
   Other liabilities ..........................................................              269
   Payable for:
      Management fees .........................................................           18,134          126,477          33,914
      Audit fees ..............................................................           20,231           18,956          14,189
      Custodian fees ..........................................................            8,486           28,147          17,542
      Legal fees ..............................................................
      Trustees' fees ..........................................................
      Transfer agent fees .....................................................            3,262           12,567           6,593
      Other fees ..............................................................
                                                                                   -----------------------------------------------
         Total liabilities ....................................................        1,505,089       49,783,179      13,239,706
                                                                                   -----------------------------------------------
Net assets ....................................................................    $  19,749,673    $ 214,311,202    $ 38,082,022
                                                                                   ===============================================
Shares of beneficial interest outstanding .....................................        3,142,471       20,607,670       7,251,860
                                                                                   ===============================================
Offering and redemption price per share .......................................    $        6.28    $       10.40    $       5.25
                                                                                   ===============================================
Composition of Net Assets
Paid-in capital ...............................................................    $  29,747,922    $ 230,725,975    $ 96,190,116
Undistributed (distributions in excess of) net investment income (loss) .......          (43,818)         682,710        (193,069)
Accumulated net realized gains (losses) .......................................       (9,183,600)      (2,895,671)    (57,358,503)
Net unrealized appreciation (depreciation) on:
   Investments ................................................................         (508,197)     (14,235,910)       (556,522)
   Futures ....................................................................
   Written options ............................................................
   Forward contracts ..........................................................
Foreign denominated other assets, liabilities & currency ......................         (262,634)          34,098
                                                                                   -----------------------------------------------
                                                                                   $  19,749,673    $ 214,311,202    $ 38,082,022
                                                                                   ===============================================
Investments and short-term investments at cost ................................    $  21,345,508    $ 275,584,511    $ 51,061,470
----------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

                                                                                       Mid Cap         Large Cap        Large Cap
           December 31, 2002 (unaudited)                                               Growth            Growth           Value
------------------------------------------------------------------------------------------------------------------------------------
Assets
   Investments at value, including $1,142,131, $46,896,510, $9,693,687,
      $4,723,072, $15,193,502, $2,638,781, $15,326,278, $34,124,821 of
      International Growth, International Value, Small Cap Growth, Mid Cap
      Growth, Large Cap Growth, Large Cap Value, Asset Allocation, and Fixed
      Income Funds' securities on loan ........................................    $  27,623,857     $ 327,226,522    $ 278,915,429
   Short-term investments at amortized cost ...................................        6,135,246        15,426,457        3,881,011
   Cash .......................................................................
   Foreign currency at value ..................................................
   Receivable for investments sold ............................................          259,135        14,343,516          411,474
   Receivable for fund shares sold ............................................          181,147         1,556,649        1,005,683
   Receivable for variation margin ............................................
   Dividends and interest receivable ..........................................           11,053           214,469          399,804
   Foreign tax reclaim receivable .............................................
   Prepaid expenses and other assets ..........................................            9,413            41,969           87,322
                                                                                   -------------------------------------------------
      Total assets ............................................................       34,219,851       358,809,582      284,700,723
                                                                                   -------------------------------------------------
Liabilities
   Payable for investments purchased ..........................................          383,799           572,743          163,596
   Payable for when-issued and forward delivery securities ....................
   Payable for variation margin ...............................................
   Payable for fund shares redeemed ...........................................            3,800           453,333          461,658
   Payable for distributions ..................................................
   Payable upon return of securities loaned ...................................        4,900,630        15,426,457        2,731,392
   Written options at fair value
      (premiums received $3,382,947) ..........................................
   Other liabilities ..........................................................                          4,971,195
   Payable for:
      Management fees .........................................................           25,264           230,347          182,676
      Audit fees ..............................................................           16,600            23,439           17,363
      Custodian fees ..........................................................            3,518            12,622            8,815
      Legal fees ..............................................................
      Trustees' fees ..........................................................              287
      Transfer agent fees .....................................................            2,328            37,251           27,719
      Other fees ..............................................................
                                                                                   -------------------------------------------------
         Total liabilities ....................................................        5,336,226        21,727,387        3,593,219
                                                                                   -------------------------------------------------
Net assets ....................................................................    $  28,883,625     $ 337,082,195    $ 281,107,504
                                                                                   =================================================
Shares of beneficial interest outstanding .....................................        4,414,149        39,365,804       18,828,141
                                                                                   =================================================
Offering and redemption price per share .......................................    $        6.54     $        8.56    $       14.93
                                                                                   =================================================
Composition of Net Assets
Paid-in capital ...............................................................    $  43,062,008     $ 599,939,238    $ 253,695,877
Undistributed (distributions in excess of) net investment income (loss) .......         (173,977)          136,584          144,933
Accumulated net realized gains (losses) .......................................      (14,282,112)     (216,688,775)      27,883,419
Net unrealized appreciation (depreciation) on:
   Investments ................................................................          277,706       (46,304,852)        (616,725)
   Futures ....................................................................
   Written options ............................................................
   Forward contracts ..........................................................
Foreign denominated other assets, liabilities & currency ......................
                                                                                   -------------------------------------------------
                                                                                   $  28,883,625     $ 337,082,195    $ 281,107,504
                                                                                   =================================================
Investments and short-term investments at cost ................................    $  33,481,397     $ 388,957,831    $ 283,413,165
------------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        Short-Term
                                                                                       Asset             Fixed          Government
           December 31, 2002 (unaudited)                                             Allocation          Income         Securities
-----------------------------------------------------------------------------------------------------------------------------------
Assets
   Investments at value, including $1,142,131, $46,896,510, $9,693,687,
      $4,723,072, $15,193,502, $2,638,781, $15,326,278, $34,124,821 of
      International Growth, International Value, Small Cap Growth, Mid Cap
      Growth, Large Cap Growth, Large Cap Value, Asset Allocation, and Fixed
      Income Funds' securities on loan ........................................    $  77,615,629     $ 222,464,264     $129,195,980
   Short-term investments at amortized cost ...................................       46,808,795        86,574,871        3,835,556
   Cash .......................................................................              199
   Foreign currency at value ..................................................
   Receivable for investments sold ............................................            8,654         4,685,888
   Receivable for fund shares sold ............................................          587,860         1,151,160          664,280
   Receivable for variation margin ............................................          112,263
   Dividends and interest receivable ..........................................          439,522         2,325,695        1,194,426
   Foreign tax reclaim receivable .............................................
   Prepaid expenses and other assets ..........................................           16,162            70,676           20,744
                                                                                   ------------------------------------------------
      Total assets ............................................................      125,589,084       317,272,554      134,910,986
                                                                                   ------------------------------------------------
Liabilities
   Payable for investments purchased ..........................................                         45,957,170
   Payable for when-issued and forward delivery securities ....................                            427,697
   Payable for variation margin ...............................................
   Payable for fund shares redeemed ...........................................          381,384           415,722          123,052
   Payable for distributions ..................................................            6,521             2,085            1,109
   Payable upon return of securities loaned ...................................       15,261,940        33,371,878
   Written options at fair value
      (premiums received $3,382,947) ..........................................        2,561,745
   Other liabilities ..........................................................
   Payable for:
      Management fees .........................................................           65,204            97,853           39,543
      Audit fees ..............................................................           14,049            15,216           20,805
      Custodian fees ..........................................................           18,076             9,540            5,637
      Legal fees ..............................................................
      Trustees' fees ..........................................................
      Transfer agent fees .....................................................           16,586            13,232            3,312
      Other fees ..............................................................              777
                                                                                   ------------------------------------------------
         Total liabilities ....................................................       18,326,282        80,310,393          193,458
                                                                                   ------------------------------------------------
Net assets ....................................................................    $ 107,262,802     $ 236,962,161     $134,717,528
                                                                                   ================================================
Shares of beneficial interest outstanding .....................................       10,512,450        22,373,541       13,287,100
                                                                                   ================================================
Offering and redemption price per share .......................................    $       10.20     $       10.59     $      10.14
                                                                                   ================================================
Composition of Net Assets
Paid-in capital ...............................................................    $ 134,670,004     $ 228,091,146     $131,302,249
Undistributed (distributions in excess of) net investment income (loss) .......            2,367            92,741
Accumulated net realized gains (losses) .......................................      (11,112,845)        3,980,002          166,976
Net unrealized appreciation (depreciation) on:
   Investments ................................................................      (16,204,199)        5,208,878        3,248,303
   Futures ....................................................................         (813,727)
   Written options ............................................................          721,202
   Forward contracts ..........................................................
Foreign denominated other assets, liabilities & currency ......................                           (410,606)
                                                                                   ------------------------------------------------
                                                                                   $ 107,262,802     $ 236,962,161     $134,717,528
                                                                                   ================================================
Investments and short-term investments at cost ................................    $ 140,628,623     $ 303,830,256     $129,783,233
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------

                                                                                      Money
           December 31, 2002 (unaudited)                                              Market
-----------------------------------------------------------------------------------------------
Assets
   Investments at value, including $1,142,131, $46,896,510, $9,693,687,
      $4,723,072, $15,193,502, $2,638,781, $15,326,278, $34,124,821 of
      International Growth, International Value, Small Cap Growth, Mid Cap
      Growth, Large Cap Growth, Large Cap Value, Asset Allocation, and Fixed
      Income Funds' securities on loan ........................................
   Short-term investments at amortized cost ...................................    $182,887,725
   Cash .......................................................................             624
   Foreign currency at value ..................................................
   Receivable for investments sold ............................................
   Receivable for fund shares sold ............................................       2,394,899
   Receivable for variation margin ............................................
   Dividends and interest receivable ..........................................         257,859
   Foreign tax reclaim receivable .............................................
   Prepaid expenses and other assets ..........................................          30,160
                                                                                   ------------
      Total assets ............................................................     185,571,267
                                                                                   ------------
Liabilities
   Payable for investments purchased ..........................................
   Payable for when-issued and forward delivery securities ....................
   Payable for variation margin ...............................................
   Payable for fund shares redeemed ...........................................         122,913
   Payable for distributions ..................................................             101
   Payable upon return of securities loaned ...................................
   Written options at fair value
      (premiums received $3,382,947) ..........................................
   Other liabilities ..........................................................
   Payable for:
      Management fees .........................................................          47,113
      Audit fees ..............................................................          14,725
      Custodian fees ..........................................................           9,058
      Legal fees ..............................................................
      Trustees' fees ..........................................................
      Transfer agent fees .....................................................          16,856
      Other fees ..............................................................
                                                                                   ------------
         Total liabilities ....................................................         210,766
                                                                                   ------------
Net assets ....................................................................    $185,360,501
                                                                                   ============
Shares of beneficial interest outstanding .....................................    $185,360,501
                                                                                   ============
Offering and redemption price per share .......................................    $       1.00
                                                                                   ============
Composition of Net Assets
Paid-in capital ...............................................................     185,360,501
Undistributed (distributions in excess of) net investment income (loss) .......
Accumulated net realized gains (losses) .......................................
Net unrealized appreciation (depreciation) on:
   Investments ................................................................
   Futures ....................................................................
   Written options ............................................................
   Forward contracts ..........................................................
Foreign denominated other assets, liabilities & currency ......................
                                                                                   ------------
                                                                                   $185,360,501
                                                                                   ============
Investments and short-term investments at cost ................................    $182,887,725
-----------------------------------------------------------------------------------------------

See notes to financial statements


                             www.PreferredGroup.com

28 & 29  STATEMENTS OF OPERATIONS


                                                   December 31, 2002 (unaudited)

Statements of Operations

-----------------------------------------------------------------------------------------------------------------------

          Six Months Ended December 31, 2002                           International     International      Small Cap
                                                        (unaudited)        Growth            Value           Growth
-----------------------------------------------------------------------------------------------------------------------
Investment Income
   Dividends ......................................................     $   185,243      $  1,823,207      $    83,199
   Interest .......................................................             581            58,258               43
   Securities lending, net of related expenses ....................           2,859            80,350           13,801
                                                                       ------------------------------------------------
                                                                            188,683         1,961,815           97,043
Less foreign taxes withheld at source .............................         (17,169)         (206,992)            (216)
                                                                       ------------------------------------------------
   Total income ...................................................         171,514         1,754,823           96,827
                                                                       ------------------------------------------------

Expenses
Management fees ...................................................         113,181           738,724          193,500
Audit fees ........................................................          19,156            19,520           16,131
Custodian fees ....................................................          62,313           203,003           49,795
Registration fees .................................................           4,776            11,287            5,000
Legal fees ........................................................           2,157            18,526            3,893
Trustees' fees ....................................................             504             4,355              686
Transfer agent fees ...............................................          11,734            65,788           18,735
Insurance fees ....................................................             182             4,033              686
Other expense .....................................................           1,329             6,877            1,470
                                                                       ------------------------------------------------
   Total expenses .................................................         215,332         1,072,113          289,896
                                                                       ------------------------------------------------
   Net investment income (loss) ...................................         (43,818)          682,710         (193,069)
                                                                       ------------------------------------------------

Net Realized and Unrealized Gain (Loss) on Investments,
Futures Written Options, Forward Contracts and Foreign
Currency
Net realized gain (loss) on:
   Investments ....................................................      (3,269,467)       (2,651,199)      (6,967,856)
   Futures ........................................................
   Written options ................................................
   Foreign denominated other assets, liabilities & currency .......        (180,388)         (165,635)
Increase (decrease) in net unrealized appreciation
(depreciation) during the period on:
   Investments ....................................................      (1,072,612)      (27,081,583)        (146,955)
   Futures ........................................................
   Written options ................................................
   Foreign denominated other assets, liabilities & currency .......        (258,840)           11,793
                                                                       ------------------------------------------------
   Net gain (loss) ................................................      (4,781,307)      (29,886,624)      (7,114,811)
                                                                       ------------------------------------------------
Net increase (decrease) in net assets resulting from operations ...     $(4,825,125)     $(29,203,914)     $(7,307,880)
                                                                        ===============================================
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------

          Six Months Ended December 31, 2002                              Mid Cap        Large Cap          Large Cap
                                                        (unaudited)       Growth           Growth             Value
-----------------------------------------------------------------------------------------------------------------------
Investment Income
   Dividends ......................................................    $    38,328      $  1,681,365      $  3,283,351
   Interest .......................................................            235           110,321            89,366
   Securities lending, net of related expenses ....................          5,317            12,523             1,080
                                                                       ------------------------------------------------
                                                                            43,880         1,804,209         3,373,797
Less foreign taxes withheld at source .............................           (188)           (6,336)           (1,990)
                                                                       ------------------------------------------------
   Total income ...................................................         43,692         1,797,873         3,371,807
                                                                       ------------------------------------------------

Expenses
Management fees ...................................................        136,997         1,385,808         1,103,493
Audit fees ........................................................         15,950            18,274            16,677
Custodian fees ....................................................         43,452            59,975            44,767
Registration fees .................................................          4,957             6,372             6,876
Legal fees ........................................................          2,521            37,514            29,364
Trustees' fees ....................................................            686             8,793             6,736
Transfer agent fees ...............................................         11,090           119,291            94,604
Insurance fees ....................................................            504             7,058             5,363
Other expense .....................................................          1,512            18,204            13,163
                                                                       ------------------------------------------------
   Total expenses .................................................        217,669         1,661,289         1,321,043
                                                                       ------------------------------------------------
   Net investment income (loss) ...................................       (173,977)          136,584         2,050,764
                                                                       ------------------------------------------------

Net Realized and Unrealized Gain (Loss) on Investments,
Futures Written Options, Forward Contracts and Foreign
Currency
Net realized gain (loss) on:
   Investments ....................................................     (5,967,626)      (47,083,988)       30,660,205
   Futures ........................................................
   Written options ................................................                           34,709
   Foreign denominated other assets, liabilities & currency .......
Increase (decrease) in net unrealized appreciation
(depreciation) during the period on:
   Investments ....................................................      1,921,439       (13,927,129)      (59,915,554)
   Futures ........................................................
   Written options ................................................
   Foreign denominated other assets, liabilities & currency .......
                                                                       ------------------------------------------------
   Net gain (loss) ................................................     (4,046,187)      (60,976,408)      (29,255,349)
                                                                       ------------------------------------------------
Net increase (decrease) in net assets resulting from operations ...    $(4,220,164)     $(60,839,824)     $(27,204,585)
                                                                       ================================================
-----------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                           Short-Term
          Six Months Ended December 31, 2002                              Asset             Fixed          Government        Money
                                                        (unaudited)     Allocation          Income         Securities       Market
------------------------------------------------------------------------------------------------------------------------------------

Investment Income
   Dividends ......................................................    $    568,829
   Interest .......................................................         840,317      $  4,522,170      $2,383,381     $1,685,221
   Securities lending, net of related expenses ....................          10,471            48,582
                                                                       -------------------------------------------------------------
                                                                          1,419,617         4,570,752       2,383,381      1,685,221
Less foreign taxes withheld at source .............................
                                                                       -------------------------------------------------------------
   Total income ...................................................       1,419,617         4,570,752       2,383,381      1,685,221
                                                                       -------------------------------------------------------------

Expenses
Management fees ...................................................         403,890           556,724         227,760        280,317
Audit fees ........................................................          19,156            19,520          16,216         14,479
Custodian fees ....................................................         100,739            73,362          33,411         40,595
Registration fees .................................................           5,826             9,915           8,851          7,464
Legal fees ........................................................          11,454            18,890          10,866         17,545
Trustees' fees ....................................................           2,521             4,173           2,338          4,313
Transfer agent fees ...............................................          62,411            54,752          33,763         58,491
Insurance fees ....................................................           2,017             2,982           1,834          1,819
Other expense .....................................................           5,138             7,886           4,354          5,813
                                                                       -------------------------------------------------------------
   Total expenses .................................................         613,152           748,204         339,393        430,836
                                                                       -------------------------------------------------------------
   Net investment income (loss) ...................................         806,465         3,822,548       2,043,988      1,254,385
                                                                       -------------------------------------------------------------

Net Realized and Unrealized Gain (Loss) on Investments,
Futures Written Options, Forward Contracts and Foreign
Currency
Net realized gain (loss) on:
   Investments ....................................................      (3,465,944)        7,902,641         626,819
   Futures ........................................................      (3,555,195)         (558,064)
   Written options ................................................      (1,982,085)
   Foreign denominated other assets, liabilities & currency .......                            46,553
Increase (decrease) in net unrealized appreciation
(depreciation) during the period on:
   Investments ....................................................      (2,199,577)        2,625,787       1,574,720
   Futures ........................................................          81,526           182,305
   Written options ................................................         603,181
   Foreign denominated other assets, liabilities & currency .......                          (410,606)
                                                                       -------------------------------------------------------------
   Net gain (loss) ................................................     (10,518,094)        9,788,616       2,201,539
                                                                       -------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations ...    $ (9,711,629)     $ 13,611,164      $4,245,527     $1,254,385
                                                                       =============================================================
------------------------------------------------------------------------------------------------------------------------------------

See notes to financial statements

                             www.PreferredGroup.com

30 & 31  STATEMENTS OF CHANGES IN NET ASSETS


                                                   December 31, 2002 (unaudited)

Statements of Changes in Net Assets

----------------------------------------------------------------------------------------------------------------------------------
                                                                       International Growth              International Value
----------------------------------------------------------------------------------------------------------------------------------
                                                                   Period Ended      Year Ended     Period Ended      Year Ended
                                                                     12/31/02+         6/30/02        12/31/02+        6/30/02
----------------------------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets
   Operations:
   Net investment income (loss) .................................  $    (43,818)   $    (35,494)   $     682,710    $   1,731,204
   Net realized gain (loss) on investments, futures, written
      options, forward contracts, & foreign denominated
      other assets, liabilities & currency ......................    (3,449,855)     (5,486,763)      (2,816,834)      12,622,553
   Increase (decrease) in net unrealized appreciation
      (depreciation) on investments, futures, written options,
      forward contracts, & foreign denominated other assets,
      liabilities & currency ....................................    (1,331,452)        655,659      (27,069,790)     (13,727,610)
                                                                   ---------------------------------------------------------------
         Net increase (decrease) in net assets
            resulting from operations ...........................    (4,825,125)     (4,866,598)     (29,203,914)         626,147
                                                                   ---------------------------------------------------------------
   Distributions to shareholders from:
      Net investment income .....................................                                       (928,333)      (3,222,711)
      Short-term capital gains ..................................                                       (150,745)      (3,343,751)
      Long-term capital gains ...................................                                       (267,091)     (13,898,582)
      In excess of net investment income (loss) .................
                                                                   ---------------------------------------------------------------
                                                                                                      (1,346,169)     (20,465,044)
                                                                   ---------------------------------------------------------------
   Fund share transactions:
      Receipts for shares sold ..................................     9,462,532      14,102,328      333,260,016      355,517,624
      Value of distributions reinvested .........................                                      1,165,497       17,844,924
      Cost of shares redeemed ...................................    (9,044,048)     (9,988,273)    (306,725,381)    (448,509,718)
                                                                   ---------------------------------------------------------------
         Net increase (decrease) in net assets
            from fund share transactions ........................       418,484       4,114,055       27,700,132      (75,147,170)
                                                                   ---------------------------------------------------------------
                Total increase (decrease) .......................    (4,406,641)       (752,543)      (2,849,951)     (94,986,067)

Net Assets
      Beginning of period .......................................    24,156,314      24,908,857      217,161,153      312,147,220
                                                                   ---------------------------------------------------------------
      End of period .............................................  $ 19,749,673    $ 24,156,314    $ 214,311,202    $ 217,161,153
                                                                   ===============================================================
      Undistributed (distributions in excess of)
         net investment income (loss) at end of period ..........  $    (43,818)                   $     682,710    $     928,332
                                                                   ===============================================================

Number of Fund Shares
      Sold ......................................................     1,398,232       1,708,113       31,709,617       29,215,942
      Issued for distributions reinvested .......................                                        114,153        1,599,008
      Redeemed ..................................................    (1,323,129)     (1,208,749)     (28,987,576)     (35,421,146)
                                                                   ---------------------------------------------------------------
         Net increase (decrease) in shares outstanding ..........        75,103         499,364        2,836,194       (4,606,196)
   Outstanding at:
      Beginning of period .......................................     3,067,368       2,568,004       17,771,476       22,377,672
                                                                   ---------------------------------------------------------------
      End of period .............................................     3,142,471       3,067,368       20,607,670       17,771,476
                                                                   ===============================================================
----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                                                         Small Cap Growth                  Mid Cap Growth
--------------------------------------------------------------------------------------------------------------------------------
                                                                   Period Ended     Year Ended      Period Ended    Year Ended
                                                                     12/31/02+        6/30/02        12/31/02+        6/30/02
--------------------------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets
   Operations:
   Net investment income (loss) .................................  $   (193,069)   $   (537,497)   $   (173,977)   $   (361,121)
   Net realized gain (loss) on investments, futures, written
      options, forward contracts, & foreign denominated
      other assets, liabilities & currency ......................    (6,967,857)    (12,574,869)     (5,967,626)     (8,279,928)
   Increase (decrease) in net unrealized appreciation
      (depreciation) on investments, futures, written options,
      forward contracts, & foreign denominated other assets,
      liabilities & currency ....................................      (146,954)     (6,610,531)      1,921,439      (4,908,601)
                                                                   -------------------------------------------------------------
         Net increase (decrease) in net assets
            resulting from operations ...........................    (7,307,880)    (19,722,897)     (4,220,164)    (13,549,650)
                                                                   -------------------------------------------------------------
   Distributions to shareholders from:
      Net investment income .....................................                                                    (2,819,678)
      Short-term capital gains ..................................
      Long-term capital gains ...................................
      In excess of net investment income (loss) .................
                                                                   -------------------------------------------------------------
                                                                                                                     (2,819,678)
                                                                   -------------------------------------------------------------
   Fund share transactions:
      Receipts for shares sold ..................................    10,600,803      41,116,393       8,608,504      18,925,949
      Value of distributions reinvested .........................                                                     1,963,084
      Cost of shares redeemed ...................................   (11,167,004)    (71,198,296)     (5,311,512)     (8,241,297)
                                                                   -------------------------------------------------------------
         Net increase (decrease) in net assets
            from fund share transactions ........................      (566,201)    (30,081,903)      3,296,992      12,647,736
                                                                   -------------------------------------------------------------
                Total increase (decrease) .......................    (7,874,081)    (49,804,800)       (923,172)     (3,721,592)

Net Assets
      Beginning of period .......................................    45,956,103      95,760,903      29,806,797      33,528,389
                                                                   -------------------------------------------------------------
      End of period .............................................  $ 38,082,022    $ 45,956,103    $ 28,883,625    $ 29,806,797
                                                                   =============================================================
      Undistributed (distributions in excess of)
         net investment income (loss) at end of period ..........  $   (193,069)                   $   (173,977)
                                                                   =============================================================

Number of Fund Shares
      Sold ......................................................     1,968,762       5,717,869       1,267,530       1,944,353
      Issued for distributions reinvested .......................                                                       201,963
      Redeemed ..................................................    (2,107,865)     (9,564,566)       (798,311)       (899,343)
                                                                   -------------------------------------------------------------
         Net increase (decrease) in shares outstanding ..........      (139,103)     (3,846,697)        469,219       1,246,973
   Outstanding at:
      Beginning of period .......................................     7,390,963      11,237,660       3,944,930       2,697,957
                                                                   -------------------------------------------------------------
      End of period .............................................     7,251,860       7,390,963       4,414,149       3,944,930
                                                                   =============================================================
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
                                                                              Large Cap
--------------------------------------------------------------------------------------------------
                                                                   Period Ended       Year Ended
                                                                     12/31/02+          6/30/02
--------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets
   Operations:
   Net investment income (loss) .................................  $     136,584    $    (196,970)
   Net realized gain (loss) on investments, futures, written
      options, forward contracts, & foreign denominated
      other assets, liabilities & currency ......................    (47,049,279)     (99,653,240)
   Increase (decrease) in net unrealized appreciation
      (depreciation) on investments, futures, written options,
      forward contracts, & foreign denominated other assets,
      liabilities & currency ....................................    (13,927,129)     (39,159,257)
                                                                   -------------------------------
         Net increase (decrease) in net assets
            resulting from operations ...........................    (60,839,824)    (139,009,467)
                                                                   -------------------------------
   Distributions to shareholders from:
      Net investment income .....................................
      Short-term capital gains ..................................                         (12,942)
      Long-term capital gains ...................................
      In excess of net investment income (loss) .................
                                                                   -------------------------------
                                                                                          (12,942)
                                                                   -------------------------------
   Fund share transactions:
      Receipts for shares sold ..................................     30,093,684       79,275,074
      Value of distributions reinvested .........................                          11,835
      Cost of shares redeemed ...................................    (47,349,366)    (112,651,811)
                                                                   -------------------------------
         Net increase (decrease) in net assets
            from fund share transactions ........................    (17,255,682)     (33,364,902)
                                                                   -------------------------------
                Total increase (decrease) .......................    (78,095,506)    (172,387,311)

Net Assets
      Beginning of period .......................................    415,177,701      587,565,012
                                                                   -------------------------------
      End of period .............................................  $ 337,082,195    $ 415,177,701
                                                                   ===============================
      Undistributed (distributions in excess of)
         net investment income (loss) at end of period ..........  $     136,584
                                                                   ===============================

Number of Fund Shares
      Sold ......................................................      3,346,741        6,693,036
      Issued for distributions reinvested .......................                             962
      Redeemed ..................................................     (5,353,884)      (9,755,128)
                                                                   -------------------------------
         Net increase (decrease) in shares outstanding ..........     (2,007,143)      (3,061,130)
   Outstanding at:
      Beginning of period .......................................     41,372,947       44,434,077
                                                                   -------------------------------
      End of period .............................................     39,365,804       41,372,947
                                                                   ===============================
--------------------------------------------------------------------------------------------------

+     Unaudited for the six-month period ended December 31, 2002.

See notes to financial statements

                             www.PreferredGroup.com

                                                   December 31, 2002 (unaudited)

Statements of Changes in Net Assets (continued)

------------------------------------------------------------------------------------------------------------------------------------

                                                                           Large Cap Value                   Asset Allocation
------------------------------------------------------------------------------------------------------------------------------------
                                                                    Period Ended      Year Ended      Period Ended     Year Ended
                                                                      12/31/02+         6/30/02        12/31/02+         6/30/02
------------------------------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets
   Operations:
   Net investment income (loss) .................................  $   2,050,764    $   2,935,982    $     806,465    $   2,231,992
   Net realized gain (loss) on investments, futures, written
      options, forward contracts, & foreign denominated
      other assets, liabilities & currency ......................     30,660,205        6,873,675       (9,003,224)        (591,665)
   Increase (decrease) in net unrealized appreciation
      (depreciation) on investments, futures, written options,
      forward contracts, & foreign denominated other assets,
      liabilities & currency ....................................    (59,915,554)     (68,491,304)      (1,514,870)     (16,603,868)
                                                                   -----------------------------------------------------------------
         Net increase (decrease) in net assets
            resulting from operations ...........................    (27,204,585)     (58,681,647)      (9,711,629)     (14,963,541)
                                                                   -----------------------------------------------------------------
   Distributions to shareholders from:
      Net investment income .....................................     (3,400,000)      (3,050,000)        (806,465)      (2,231,856)
      Short-term capital gains ..................................                        (706,356)
      Long-term capital gains ...................................     (7,005,059)     (27,175,809)                      (11,011,109)
      In excess of net investment income (loss) .................
                                                                   -----------------------------------------------------------------
                                                                     (10,405,059)     (30,932,165)        (806,465)     (13,242,965)
                                                                   -----------------------------------------------------------------
   Fund share transactions:
      Receipts for shares sold ..................................     30,313,449       48,260,039        7,087,314       28,400,841
      Value of distributions reinvested .........................                      27,079,254          795,376       12,879,879
      Cost of shares redeemed ...................................    (39,359,666)     (61,420,940)     (20,457,706)     (41,510,463)
                                                                   -----------------------------------------------------------------
         Net increase (decrease) in net assets
            from fund share transactions ........................     (9,046,217)      13,918,353      (12,575,016)        (229,743)
                                                                   -----------------------------------------------------------------
                Total increase (decrease) .......................    (46,655,861)     (75,695,459)     (23,093,110)     (28,436,249)

Net Assets
      Beginning of period .......................................    327,763,365      403,458,824      130,355,912      158,792,161
                                                                   -----------------------------------------------------------------
      End of period .............................................  $ 281,107,504    $ 327,763,365    $ 107,262,802    $ 130,355,912
                                                                   =================================================================
      Undistributed (distributions in excess of)
         net investment income (loss) at end of period ..........  $     144,933    $   1,494,169    $       2,367    $       2,367
                                                                   =================================================================

Number of Fund Shares
      Sold ......................................................      1,973,385        2,521,633          687,668        2,274,382
      Issued for distributions reinvested .......................                       1,463,743           80,809        1,060,434
      Redeemed ..................................................     (2,545,765)      (3,246,017)      (2,007,257)      (3,295,396)
                                                                   -----------------------------------------------------------------
         Net increase (decrease) in shares outstanding ..........       (572,380)         739,359       (1,238,780)          39,420
   Outstanding at:
      Beginning of period .......................................     19,400,521       18,661,162       11,751,230       11,711,810
                                                                   -----------------------------------------------------------------
      End of period .............................................     18,828,141       19,400,521       10,512,450       11,751,230
                                                                   =================================================================
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                          Short-Term Government
                                                                            Fixed Income                        Securities
------------------------------------------------------------------------------------------------------------------------------------
                                                                   Period Ended      Year Ended       Period Ended     Year Ended
                                                                     12/31/02+         6/30/02         12/31/02+         6/30/02
------------------------------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets
   Operations:
   Net investment income (loss) .................................  $   3,822,549    $   8,254,993    $   2,043,988    $   4,198,387
   Net realized gain (loss) on investments, futures, written
      options, forward contracts, & foreign denominated
      other assets, liabilities & currency ......................      7,391,130        3,564,619          626,819        1,522,035
   Increase (decrease) in net unrealized appreciation
      (depreciation) on investments, futures, written options,
      forward contracts, & foreign denominated other assets,
      liabilities & currency ....................................      2,397,486          787,996        1,574,720          480,866
                                                                   -----------------------------------------------------------------
         Net increase (decrease) in net assets
            resulting from operations ...........................     13,611,165       12,607,608        4,245,527        6,201,288
                                                                   -----------------------------------------------------------------
   Distributions to shareholders from:
      Net investment income .....................................     (3,816,126)      (8,217,815)      (2,043,988)      (4,198,387)
      Short-term capital gains ..................................       (668,667)
      Long-term capital gains ...................................        (77,425)
      In excess of net investment income (loss) .................                                                               (45)
                                                                   -----------------------------------------------------------------
                                                                      (4,562,218)      (8,217,815)      (2,043,988)      (4,198,432)
                                                                   -----------------------------------------------------------------
   Fund share transactions:
      Receipts for shares sold ..................................     43,632,221       58,605,903       34,678,677       63,582,674
      Value of distributions reinvested .........................      4,551,317        8,170,127        2,031,980        4,148,138
      Cost of shares redeemed ...................................    (23,254,700)     (36,058,843)     (23,186,641)     (51,622,107)
                                                                   -----------------------------------------------------------------
         Net increase (decrease) in net assets
            from fund share transactions ........................     24,928,838       30,717,187       13,524,016       16,108,705
                                                                   -----------------------------------------------------------------
                Total increase (decrease) .......................     33,977,785       35,106,980       15,725,555       18,111,561

Net Assets
      Beginning of period .......................................    202,984,376      167,877,396      118,991,973      100,880,412
                                                                   -----------------------------------------------------------------
      End of period .............................................  $ 236,962,161    $ 202,984,376    $ 134,717,528    $ 118,991,973
                                                                   =================================================================
      Undistributed (distributions in excess of)
         net investment income (loss) at end of period ..........  $      92,741    $      86,318
                                                                   =================================================================

Number of Fund Shares
      Sold ......................................................      4,202,362        5,792,261        3,441,394        6,424,321
      Issued for distributions reinvested .......................        436,574          806,347          201,119          419,210
      Redeemed ..................................................     (2,241,719)      (3,573,219)      (2,299,948)      (5,243,812)
                                                                   -----------------------------------------------------------------
         Net increase (decrease) in shares outstanding ..........      2,397,217        3,025,389        1,342,565        1,599,719
   Outstanding at:
      Beginning of period .......................................     19,976,324       16,950,935       11,944,535       10,344,816
                                                                   -----------------------------------------------------------------
      End of period .............................................     22,373,541       19,976,324       13,287,100       11,944,535
                                                                   =================================================================
------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

                                                                             Money Market
---------------------------------------------------------------------------------------------------
                                                                    Period Ended      Year Ended
                                                                      12/31/02+         6/30/02
---------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets
   Operations:
   Net investment income (loss) .................................   $   1,254,385    $   4,526,697
   Net realized gain (loss) on investments, futures, written
      options, forward contracts, & foreign denominated
      other assets, liabilities & currency ......................
   Increase (decrease) in net unrealized appreciation
      (depreciation) on investments, futures, written options,
      forward contracts, & foreign denominated other assets,
      liabilities & currency ....................................
                                                                    -------------------------------
         Net increase (decrease) in net assets
            resulting from operations ...........................       1,254,385        4,526,697
                                                                    -------------------------------
   Distributions to shareholders from:
      Net investment income .....................................      (1,254,385)      (4,526,697)
      Short-term capital gains ..................................
      Long-term capital gains ...................................
      In excess of net investment income (loss) .................
                                                                    -------------------------------
                                                                       (1,254,385)      (4,526,697)
                                                                    -------------------------------
   Fund share transactions:
      Receipts for shares sold ..................................      92,771,871      218,391,823
      Value of distributions reinvested .........................       1,248,123        4,507,811
      Cost of shares redeemed ...................................     (96,768,457)    (232,613,311)
                                                                    -------------------------------
         Net increase (decrease) in net assets
            from fund share transactions ........................      (2,748,463)      (9,713,677)
                                                                    -------------------------------
                Total increase (decrease) .......................      (2,748,463)      (9,713,677)

Net Assets
      Beginning of period .......................................     188,108,964      197,822,641
                                                                    -------------------------------
      End of period .............................................   $ 185,360,501    $ 188,108,964
                                                                    ===============================
      Undistributed (distributions in excess of)
         net investment income (loss) at end of period ..........
                                                                    ===============================

Number of Fund Shares
      Sold ......................................................      92,771,871      218,391,823
      Issued for distributions reinvested .......................       1,248,123        4,507,811
      Redeemed ..................................................     (96,768,457)    (232,613,311)
                                                                    -------------------------------
         Net increase (decrease) in shares outstanding ..........      (2,748,463)      (9,713,677)
   Outstanding at:
      Beginning of period .......................................     188,108,964      197,822,641
                                                                    -------------------------------
      End of period .............................................     185,360,501      188,108,964
                                                                    ===============================
---------------------------------------------------------------------------------------------------

+     Unaudited for the six-month period ended December 31, 2002.

See notes to financial statements

                             www.PreferredGroup.com

34 & 35  FINANCIAL HIGHLIGHT


                                                   December 31, 2002 (unaudited)

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the year)

                                         -----------------------------------
                                                    Income (Loss)
                                             From Investment Operations
----------------------------------------------------------------------------
                                                        Net
                            Net Asset        Net      Realized       Total
                              Value,     Investment     and          from
                            Beginning      Income    Unrealized   Investment
                             of Year       (Loss)    Gain (Loss)  Operations
----------------------------------------------------------------------------
International Growth (Commenced investment operations on April 2, 2001)
----------------------------------------------------------------------------
Period Ended June 30,
   2001+                      $10.00      $(0.01)      $(0.29)      $(0.30)
   2002#                        9.70       (0.01)       (1.81)       (1.82)
   Six-months Ended             7.88       (0.02)       (1.58)       (1.60)
   12/31/02 (unaudited)#

----------------------------------------------------------------------------
International Value
----------------------------------------------------------------------------
Year Ended June 30,
   1998                        16.12        0.26         0.76         1.02
   1999                        16.18        0.21         0.88         1.09
   2000                        16.63        0.37         1.98         2.35
   2001                        18.11        0.16        (1.06)       (0.90)
   2002#                       13.95        0.19        (0.44)       (0.25)
   Six-months Ended            12.22        0.03        (1.78)       (1.75)
   12/31/02 (unaudited)#

----------------------------------------------------------------------------
Small Cap Growth
----------------------------------------------------------------------------
Year Ended June 30,
   1998                        14.30        0.03         3.17         3.20
   1999                        15.59        0.01        (2.96)       (2.95)
   2000                        12.05        0.02         0.61         0.63
   2001                        12.65       (0.08)       (4.05)       (4.13)
   2002#                        8.52       (0.07)       (2.23)       (2.30)
   Six-months Ended             6.22       (0.03)       (0.94)       (0.97)
   12/31/02 (unaudited)#

----------------------------------------------------------------------------
Mid Cap Growth (Commenced investment operations on April 2, 2001)
----------------------------------------------------------------------------
Period Ended June 30,
   2001+                       10.00       (0.05)        2.48         2.43
   2002#                       12.43       (0.09)       (3.93)       (4.02)
   Six-months Ended             7.56       (0.04)       (0.98)       (1.02)
   12/31/02 (unaudited)#

----------------------------------------------------------------------------
Large Cap Growth
----------------------------------------------------------------------------
Year Ended June 30,
   1998                        20.42        0.00         5.93         5.93
   1999                        21.97        0.00         5.87         5.87
   2000                        22.88        0.00         6.64         6.64
   2001                        26.43       (0.02)       (7.36)       (7.38)
   2002#                       13.22        0.00        (3.18)       (3.18)
   Six-months Ended            10.04        0.00        (1.48)       (1.48)
   12/31/02 (unaudited)#
----------------------------------------------------------------------------

                            ---------------------------------------------------------------------
                                                      Less Distributions
------------------------------------------------------------------------------------------------------------------------------
                                          From Net                                                   Net Asset     Total
                             From Net     Realized    In Excess     In Excess of                       Value,    Return at
                            Investment    Gains on   of Realized   Net Investment       Total          End of    Net Asset
                              Income     Investments    Gains       Income (Loss)   Distributions       Year      Value(1)
-----------------------------------------------------------------------
International Growth (Commenced investment operations on April 2, 2001)
------------------------------------------------------------------------------------------------------------------------------
Period Ended June 30,
   2001+                      $   --       $   --       $  --          $   --           $   --       $  9.70      (3.00%)++
   2002#                          --           --          --              --               --          7.88     (18.76%)
   Six-months Ended               --           --          --              --               --          6.28     (20.30%)++
   12/31/02 (unaudited)#

-----------------------------------------------------------------------
International Value
------------------------------------------------------------------------------------------------------------------------------
Year Ended June 30,
   1998                        (0.24)       (0.72)         --              --            (0.96)        16.18       7.18%
   1999                        (0.17)       (0.47)         --              --            (0.64)        16.63       7.21%
   2000                        (0.23)       (0.64)         --              --            (0.87)        18.11      14.15%
   2001                        (0.35)       (2.91)         --              --            (3.26)        13.95      (5.51%)
   2002#                       (0.24)       (1.24)         --              --            (1.48)        12.22      (0.75%)
   Six-months Ended            (0.05)       (0.02)         --              --            (0.07)        10.40      (14.34%)++##
   12/31/02 (unaudited)#

-----------------------------------------------------------------------
Small Cap Growth
------------------------------------------------------------------------------------------------------------------------------
Year Ended June 30,
   1998                        (0.08)       (1.83)         --              --            (1.91)        15.59      23.45%
   1999                        (0.02)       (0.57)         --              --            (0.59)        12.05     (19.07%)
   2000                        (0.01)          --          --           (0.02)           (0.03)        12.65       5.22%
   2001                           --           --          --              --               --          8.52     (32.65%)
   2002#                          --           --          --              --               --          6.22     (26.99%)
   Six-months Ended               --           --          --              --               --          5.25     (15.59%)++
   12/31/02 (unaudited)#

-----------------------------------------------------------------------
Mid Cap Growth (Commenced investment operations on April 2, 2001)
------------------------------------------------------------------------------------------------------------------------------
Period Ended June 30,
   2001+                          --           --          --              --               --         12.43      24.30%++
   2002#                          --        (0.85)         --              --            (0.85)         7.56     (33.77%)
   Six-months Ended               --           --^^        --              --               --          6.54     (13.49%)++
   12/31/02 (unaudited)#

-----------------------------------------------------------------------
Large Cap Growth
------------------------------------------------------------------------------------------------------------------------------
Year Ended June 30,
   1998                           --        (4.38)         --              --            (4.38)        21.97      33.44%
   1999                           --        (4.96)         --              --            (4.96)        22.88      30.56%
   2000                           --        (3.09)         --              --            (3.09)        26.43      30.00%
   2001                           --        (5.83)         --              --            (5.83)        13.22     (30.38%)
   2002#                          --^^         --          --              --               --         10.04     (24.13%)
   Six-months Ended               --           --          --              --               --          8.56     (14.56%)++
   12/31/02 (unaudited)#
------------------------------------------------------------------------------------------------------------------------------

                                               ----------------------------
                                               Ratios to Average Net Assets
-------------------------------------------------------------------------------------------
                                                                   Net
                                                                Investment      Portfolio
                               Net Assets,     Operating          Income         Turnover
                               End of Year      Expenses          (Loss)           Rate
-----------------------------------------------------------------------
International Growth (Commenced investment operations on April 2, 2001)
-------------------------------------------------------------------------------------------
Period Ended June 30,
   2001+                       $ 24,908,857      0.77%++         (0.06%)++        42.68%++
   2002#                         24,156,314      1.90%           (0.15%)         160.30%
   Six-months Ended              19,749,673      2.00%+++        (0.41%)+++       62.91%++
   12/31/02 (unaudited)#

-----------------------------------------------------------------------
International Value
-------------------------------------------------------------------------------------------
Year Ended June 30,
   1998                         284,056,103      1.22%            1.76%           17.08%
   1999                         312,384,280      1.20%            0.43%           15.31%
   2000                         345,919,973      1.20%            2.32%           28.96%
   2001                         312,147,220      1.20%            1.02%           29.48%
   2002#                        217,161,153      1.26%            0.90%           43.45%
   Six-months Ended             214,311,202      1.02%+++###      0.65%+++        10.42%++
   12/31/02 (unaudited)#

-----------------------------------------------------------------------
Small Cap Growth
-------------------------------------------------------------------------------------------
Year Ended June 30,
   1998                         136,303,463      0.90%            0.29%          105.32%
   1999                         107,618,457      0.92%            0.15%          121.53%
   2000                         118,388,579      1.11%           (0.39%)         236.49%
   2001                          95,760,903      1.26%           (0.81%)         183.26%
   2002#                         45,956,103      1.37%           (0.98%)         193.79%
   Six-months Ended              38,082,022      1.50%+++        (1.00%)+++       99.88%++
   12/31/02 (unaudited)#

-----------------------------------------------------------------------
Mid Cap Growth ((Commenced investment operations on April 2, 2001)
-------------------------------------------------------------------------------------------
Period Ended June 30,
   2001+                         33,528,389      0.61%++         (0.47%)++        95.83%++
   2002#                         29,806,797      1.47%           (1.11%)         246.60%
   Six-months Ended              28,883,625      1.59%+++        (1.27%)+++      117.93%++
   12/31/02 (unaudited)#

-----------------------------------------------------------------------
Large Cap Growth
-------------------------------------------------------------------------------------------
Year Ended June 30,
   1998                         506,830,491      0.84%           (0.08%)          70.35%
   1999                         666,402,699      0.83%           (0.15%)          74.31%
   2000                         844,915,684      0.83%           (0.31%)          72.50%
   2001                         587,565,012      0.85%           (0.14%)          95.12%
   2002#                        415,177,701      0.87%           (0.04%)          72.56%
   Six-months Ended             337,082,195      0.90%+++         0.07%+++        36.73%++
   12/31/02 (unaudited)#
-------------------------------------------------------------------------------------------

(1) Total return at net asset value assumes reinvestment of dividends and capital gains distributions.

+     For the period 4/2/01 - 6/30/01.

++    Not annualized

^^    Distribution represents less than $0.01 per share.

+++   Annualized

# As required effective July 1, 2001, the funds have adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies. The cumulative effect of this accounting change had no impact on the total net assets of the funds and on the related information in the financial highlights. Per share, ratios and supplemental data for periods prior to July 1, 2001, have not been restated to reflect this change in presentation.

## The fund's performance would have been lower if a portion of the management fee (0.25%) had not been waived for the period July 1, 2002 through December 31, 2002.

### The operating expenses would have been higher if a portion of the management fee had not been waived for the period July 1, 2002 through December 31, 2002.

See notes to financial statements

                             www.PreferredGroup.com

Financial Highlights (continued)                   December 31, 2002 (unaudited)

(Selected data for a share of beneficial interest outstanding throughout the year)

                                         -----------------------------------
                                                    Income (Loss)
                                             From Investment Operations
----------------------------------------------------------------------------
                                                        Net
                            Net Asset        Net      Realized       Total
                              Value,     Investment     and          from
                            Beginning      Income    Unrealized   Investment
                             of Year       (Loss)    Gain (Loss)  Operations
----------------------------------------------------------------------------
Large Cap Value
----------------------------------------------------------------------------
Year Ended June 30,
   1998                       $21.14      $0.28        $ 5.29       $ 5.57
   1999                        26.49       0.19          1.43         1.62
   2000                        26.80       0.16         (1.59)       (1.43)
   2001                        21.95       0.18          2.33         2.51
   2002#                       21.62       0.16         (3.19)       (3.03)
   Six-months Ended            16.89       0.12         (1.51)       (1.39)
   12/31/02 (unaudited)#

----------------------------------------------------------------------------
Asset Allocation
----------------------------------------------------------------------------
Year Ended June 30,
   1998                        14.52       0.47          2.51         2.98
   1999                        15.65       0.46          2.18         2.64
   2000                        16.81       0.57          0.33         0.90
   2001                        16.77       0.45         (1.20)       (0.75)
   2002#                       13.56       0.20         (1.46)       (1.26)
   Six-months Ended            11.09       0.07         (0.89)       (0.82)
   12/31/02 (unaudited)#

----------------------------------------------------------------------------
Fixed Income
----------------------------------------------------------------------------
Year Ended June 30,
   1998                        10.24       0.64          0.29         0.93
   1999                        10.42       0.58         (0.46)        0.12
   2000                         9.76       0.59         (0.25)        0.34
   2001                         9.51       0.62          0.38         1.00
   2002#                        9.90       0.45          0.26         0.71
   Six-months Ended            10.16       0.18          0.46         0.64
   12/31/02 (unaudited)#

----------------------------------------------------------------------------
Short-Term Government Securities
----------------------------------------------------------------------------
Year Ended June 30,
   1998                         9.78       0.56         (0.01)        0.55
   1999                         9.77       0.47         (0.16)        0.31
   2000                         9.61       0.52         (0.10)        0.42
   2001                         9.51       0.58          0.23         0.81
   2002#                        9.75       0.40          0.21         0.61
   Six-months Ended             9.96       0.16          0.18         0.34
   12/31/02 (unaudited)#

----------------------------------------------------------------------------
Money Market
----------------------------------------------------------------------------
Year Ended June 30,
   1998                         1.00       0.05            --         0.05
   1999                         1.00       0.05            --         0.05
   2000                         1.00       0.05            --         0.05
   2001                         1.00       0.06            --         0.06
   2002#                        1.00       0.02            --         0.02
   Six-months Ended             1.00       0.01            --         0.01
   12/31/02 (unaudited)#
----------------------------------------------------------------------------

                            ---------------------------------------------------------------------
                                                      Less Distributions
--------------------------------------------------------------------------------------------------------------------------

                                          From Net                                                   Net Asset     Total
                             From Net     Realized    In Excess     In Excess of                       Value,    Return at
                            Investment    Gains on   of Realized   Net Investment       Total          End of    Net Asset
                              Income     Investments    Gains       Income (Loss)   Distributions       Year      Value(1)
-------------------------------------------------------------------------------------------------------
Large Cap Value
--------------------------------------------------------------------------------------------------------------------------
Year Ended June 30,
   1998                       $(0.22)      $   --       $   --         $   --           $(0.22)      $26.49       26.51%
   1999                        (0.26)       (1.05)          --             --            (1.31)       26.80        6.59%
   2000                        (0.17)       (3.25)          --             --            (3.42)       21.95       (5.19%)
   2001                        (0.16)       (2.68)          --             --            (2.84)       21.62       11.78%
   2002#                       (0.17)       (1.53)          --             --            (1.70)       16.89      (14.69%)
   Six-months Ended            (0.19)       (0.38)          --             --            (0.57)       14.93       (8.23%)++
   12/31/02 (unaudited)#

-------------------------------------------------------------------------------------------------------
Asset Allocation
--------------------------------------------------------------------------------------------------------------------------
Year Ended June 30,
   1998                        (0.47)       (1.38)          --             --            (1.85)       15.65       21.84%
   1999                        (0.46)       (1.02)          --             --            (1.48)       16.81       17.19%
   2000                        (0.57)       (0.37)          --             --^           (0.94)       16.77        5.60%
   2001                        (0.45)       (2.01)          --             --            (2.46)       13.56       (5.13%)
   2002#                       (0.20)       (1.01)          --             --            (1.21)       11.09       (9.94%)
   Six-months Ended            (0.07)          --           --             --            (0.07)       10.20       (7.33%)++
   12/31/02 (unaudited)#

-------------------------------------------------------------------------------------------------------
Fixed Income
--------------------------------------------------------------------------------------------------------------------------
Year Ended June 30,
   1998                        (0.64)       (0.11)          --             --            (0.75)       10.42        9.32%
   1999                        (0.59)       (0.11)       (0.08)            --            (0.78)        9.76        1.07%
   2000                        (0.59)          --           --             --            (0.59)        9.51        3.62%
   2001                        (0.60)          --           --          (0.01)           (0.61)        9.90       10.78%
   2002#                       (0.45)          --           --             --            (0.45)       10.16        7.25%
   Six-months Ended            (0.18)       (0.03)          --             --            (0.21)       10.59        6.39%++
   12/31/02 (unaudited)#

-------------------------------------------------------------------------------------------------------
Short-Term Government Securities
--------------------------------------------------------------------------------------------------------------------------
Year Ended June 30,
   1998                        (0.56)          --           --             --            (0.56)        9.77        5.72%
   1999                        (0.47)          --           --             --            (0.47)        9.61        3.27%
   2000                        (0.52)          --           --             --            (0.52)        9.51        4.46%
   2001                        (0.57)          --           --             --            (0.57)        9.75        8.64%
   2002#                       (0.40)          --           --             --            (0.40)        9.96        6.40%
   Six-months Ended            (0.16)          --           --             --            (0.16)       10.14        3.43%++
   12/31/02 (unaudited)#

-------------------------------------------------------------------------------------------------------
Money Market
--------------------------------------------------------------------------------------------------------------------------
Year Ended June 30,
   1998                        (0.05)          --           --             --            (0.05)        1.00        5.40%
   1999                        (0.05)          --           --             --            (0.05)        1.00        4.89%
   2000                        (0.05)          --           --             --            (0.05)        1.00        5.45%
   2001                        (0.06)          --           --             --            (0.06)        1.00        5.69%
   2002#                       (0.02)          --           --             --            (0.02)        1.00        2.25%
   Six-months Ended            (0.01)          --           --             --            (0.01)        1.00        0.68%++
   12/31/02 (unaudited)#
--------------------------------------------------------------------------------------------------------------------------

                                            ----------------------------
                                            Ratios to Average Net Assets
----------------------------------------------------------------------------------------
                                                                Net
                                                             Investment      Portfolio
                            Net Assets,     Operating          Income         Turnover
                            End of Year      Expenses          (Loss)           Rate
----------------------------------------------------------------------------------------
Large Cap Value
----------------------------------------------------------------------------------------
Year Ended June 30,
   1998                     $413,609,843      0.84%           1.03%            10.14%
   1999                      427,233,476      0.84%           0.71%            23.26%
   2000                      341,272,045      0.86%           0.64%             7.75%
   2001                      403,458,824      0.87%           0.81%            25.95%
   2002#                     327,763,365      0.87%           0.81%            19.02%
   Six-months Ended          281,107,504      0.90%+++        1.39%+++        139.27%++
   12/31/02 (unaudited)#

----------------------------------------------------------------------------------------
Asset Allocation
----------------------------------------------------------------------------------------
Year Ended June 30,
   1998                      171,833,566      0.92%           3.19%            27.90%
   1999                      241,512,121      0.89%           2.85%             5.80%
   2000                      216,710,840      0.89%           3.37%            32.32%
   2001                      158,792,161      0.93%           2.95%            18.72%
   2002#                     130,355,912      0.99%           1.60%            13.70%
   Six-months Ended          107,262,802      1.06%+++        1.40%+++          5.97%++
   12/31/02 (unaudited)#

----------------------------------------------------------------------------------------
Fixed Income
----------------------------------------------------------------------------------------
Year Ended June 30,
   1998                      151,204,274      0.67%           6.16%           143.66%
   1999                      180,048,188      0.65%           5.77%           158.46%
   2000                      167,574,231      0.68%           6.20%           253.33%
   2001                      167,877,396      0.69%           6.39%           117.61%
   2002#                     202,984,376      0.69%           4.48%           506.61%
   Six-months Ended          236,962,161      0.67%+++        3.57%+++        442.16%++
   12/31/02 (unaudited)#

----------------------------------------------------------------------------------------
Short-Term Government Securities
----------------------------------------------------------------------------------------
Year Ended June 30,
   1998                       60,236,281      0.60%           5.67%           263.47%
   1999                       66,551,373      0.55%           4.87%            66.64%
   2000                       71,820,435      0.57%           5.46%           120.81%
   2001                      100,880,412      0.54%           5.89%            85.75%
   2002#                     118,991,973      0.54%           4.02%           140.06%
   Six-months Ended          134,717,528      0.52%+++        3.14%+++         42.19%++
   12/31/02 (unaudited)#

----------------------------------------------------------------------------------------
Money Market
----------------------------------------------------------------------------------------
Year Ended June 30,
   1998                      104,167,524      0.48%           5.28%              N/A
   1999                      194,808,109      0.45%           4.73%              N/A
   2000                      143,964,773      0.46%           5.21%              N/A
   2001                      197,822,641      0.47%           5.42%              N/A
   2002#                     188,108,964      0.45%           2.23%              N/A
   Six-months Ended          185,360,501      0.46%+++        1.35%+++           N/A
   12/31/02 (unaudited)#
----------------------------------------------------------------------------------------

(1) Total return at net asset value assumes reinvestment of dividends and capital gains distributions.

^     Underlying value is less than $(0.01) per share.

++    Not annualized

+++   Annualized

# As required effective July 1, 2001, the funds have adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies. The cumulative effect of this accounting change had no impact on the total net assets of the funds and on the related information in the financial highlights. Per share, ratios and supplemental data for periods prior to July 1, 2001, have not been restated to reflect this change in presentation.

See notes to financial statements

                             www.PreferredGroup.com

38  SCHEDULES OF INVESTMENTS


                                                   December 31, 2002 (unaudited)

Schedules of Investments

-----------------------------------
Preferred International Growth Fund
--------------------------------------------------------------------------------
COMMON STOCK--95.87%                                     SHARES          VALUE
--------------------------------------------------------------------------------

AUSTRALIA--5.26%

Banks--0.90%
  National Australia Bank Ltd                              9,900      $  176,886

Insurance--0.49%
  QBE Insurance Group Ltd                                 21,300          97,691

Non-Ferrous Metals--3.49%
  BHP Billiton Ltd                                       120,609         688,908

Publishing & Broadcasting--0.38%
  News Corporation Ltd                                    11,700          75,586
                                                                      ----------

  Total Australia                                                      1,039,071
                                                                      ----------

CANADA--2.00%

Banks--2.00%
  Bank Montreal                                            7,300         192,655
  Royal Bank of Canada Montreal                            5,500         201,415
                                                                      ----------
                                                                         394,070
                                                                      ----------

  Total Canada                                                           394,070
                                                                      ----------

CHINA--9.91%

Banks--3.41%
  Hang Seng Bank Ltd                                       7,400          78,758
  HSBC Holdings Plc
    (Foreign Registered)                                  54,400         594,675
                                                                      ----------
                                                                         673,433
                                                                      ----------

Oil & Gas--1.27%
  CNOOC Ltd                                              192,000         251,124

Real Estate--0.60%
  Sun Hung Kai Properties Ltd                             20,000         118,227

Telecommunications--0.94%
  China Mobile Ltd *                                      78,000         186,035

Utilities & Power--3.69%
  CLP Holdings                                            50,000         201,319
  Hong Kong & China Gas                                  208,000         268,050
  Huaneng Power International Inc                        324,000         259,664
                                                                      ----------
                                                                         729,033
                                                                      ----------

  Total China                                                          1,957,852
                                                                      ----------

FINLAND--4.25%

Paper & Forest Products--0.44%
  UPM-Kymmene Oyj                                          2,700          86,644

Telecommunications--3.81%
  Nokia Oyj                                               47,400         753,082
                                                                      ----------

  Total Finland                                                          839,726
                                                                      ----------

FRANCE--6.52%

Consumer Goods--3.08%
  L'Oreal SA                                               8,000         608,665

Food & Drug Retailing--1.15%
  Carrefour SA                                             5,100         226,931

Food Products--0.75%
  DANONE Group                                             1,100         147,888

Health Care--0.53%
  Sanofi-Synthelabo SA                                     1,700         103,847

Oil & Gas--1.01%
  TotalFinaElf SA                                          1,400         199,819
                                                                      ----------

  Total France                                                         1,287,150
                                                                      ----------

GERMANY--1.10%

Automobiles--0.42%
  Porsche AG                                                 200          83,057

Consumer Goods--0.68%
  Henkel KGaA                                              2,100         133,347
                                                                      ----------

  Total Germany                                                          216,404
                                                                      ----------

ISRAEL--1.41%

Health Care--1.41%
  Teva Pharmaceutical Industries ADR                       7,200         277,992
                                                                      ----------

  Total Israel                                                           277,992
                                                                      ----------

ITALY--3.37%

Oil & Gas--0.85%
  ENI                                                     10,600         168,411

Publishing & Broadcasting--0.47%
  Mediaset SPA                                            12,200          92,885

Telecommunications--2.05%
  TIM SPA                                                 88,700         404,635
                                                                      ----------

  Total Italy                                                            665,931
                                                                      ----------

JAPAN--16.22%

Appliances--0.52%
  Pioneer Corp                                             5,500         103,044

Automobiles--4.37%
  Honda Motor Co Ltd                                       9,200         340,081
  Nissan Motor Co Ltd                                     52,000         405,456
  Toyota Motor Corp                                        4,400         118,188
                                                                      ----------
                                                                         863,725
                                                                      ----------

--------------------------------------------------------------------------------

See notes to financial statements and notes to schedules of investments

Preferred International Growth Fund Cont.

--------------------------------------------------------------------------------
COMMON STOCK                                               SHARES        VALUE
--------------------------------------------------------------------------------

Chemicals--0.68%
  Shin-Etsu Chemical Co Ltd                                 4,100     $  134,296

Construction Materials--0.47%
  Asahi Glass Co Ltd                                       15,000         91,824

Consumer Goods--1.11%
  KAO Corp                                                 10,000        219,350

Electrical Equipment--6.83%
  Canon Inc                                                20,000        752,779
  Fuji Photo Film Co Ltd                                    2,000         65,173
  HOYA Corporation                                          2,400        167,935
  Keyence Corp                                                400         69,552
  Rohm Co Ltd                                               2,300        292,632
                                                                      ----------
                                                                       1,348,071
                                                                      ----------

Energy Source--0.54%
  Tokyo Gas Co                                             34,000        106,501

Health Care--0.95%
  Takeda Chemical Industries Ltd                            4,500        187,942

Industrial--0.75%
  Denso Corp                                                9,000        147,550
                                                                      ----------

  Total Japan                                                          3,202,303
                                                                      ----------

NETHERLANDS--1.80%

Beverages--0.57%
  Heineken NV                                               2,900        113,134

Consumer Goods--0.50%
  Unilever NV                                               1,600         98,242

Media--0.35%
  Reed Elsevier NV                                          5,600         68,417

Publishing & Broadcasting--0.38%
  VNU NV                                                    2,900         75,575
                                                                      ----------

  Total Netherlands                                                      355,368
                                                                      ----------

SINGAPORE--6.90%

Banks--5.31%
  DBS Group Holdings Ltd                                   80,000        507,307
  Overseas Chinese Bank Ltd                                12,900         71,764
  United Overseas Bank Ltd                                 69,000        469,374
                                                                      ----------
                                                                       1,048,445
                                                                      ----------

Electrical Equipment--0.69%
  Venture Corp Ltd                                         17,000        136,223

Media--0.90%
  Singapore Press Holdings Ltd                             17,000        178,365
                                                                      ----------

  Total Singapore                                                      1,363,033
                                                                      ----------

SPAIN--0.55%

Textiles & Apparel--0.55%
  Industria de Disento Textil, SA                           4,600        108,589
                                                                      ----------

  Total Spain                                                            108,589
                                                                      ----------

SOUTH KOREA--7.27%

Automobile--0.71%
  Hyundai Motor Corp                                        6,000        140,382

Electrical & Electronics--1.08%
  LG Electronics Inc *                                      6,100        212,411

Household Durables--3.89%
  Samsung Electronics Co Ltd                                2,900        767,759

Insurance--0.52%
  Samsung Fire & Marine INS                                 1,870        102,168

Steel--1.07%
  POSCO ADR                                                 5,000        123,646
  POSCO                                                       900         89,541
                                                                      ----------
                                                                         213,187
                                                                      ----------

  Total South Korea                                                    1,435,907
                                                                      ----------

SWEDEN--2.37%

Household Appliances--0.59%
  Electrolux AB                                             7,400        117,035

Merchandising--1.78%
  Hennes & Mauritz AB                                      18,200        351,691
                                                                      ----------

  Total Sweden                                                           468,726
                                                                      ----------

SWITZERLAND--7.98%

Agriculture--0.53%
  Syngenta AG                                               1,800        104,179

Banks--3.20%
  UBS AG                                                   13,000        631,625

Chemicals --0.49%
  CIBA Specialty Chemicals AG                               1,400         97,578

Consumer Goods--0.86%
  Nestle SA                                                   800        169,474

Health Care--2.90%
  Novartis AG                                               4,470        163,048
  Roche Holding AG                                          5,900        411,008
                                                                      ----------
                                                                         574,056
                                                                      ----------

  Total Switzerland                                                    1,576,912
                                                                      ----------

--------------------------------------------------------------------------------

         See notes to financial statements and notes to schedules of investments

                             www.PreferredGroup.com

40  SCHEDULES OF INVESTMENTS


                                                   December 31, 2002 (unaudited)

Schedules of Investments

Preferred International Growth Fund Cont.

--------------------------------------------------------------------------------
COMMON STOCK                                               SHARES        VALUE
--------------------------------------------------------------------------------

THAILAND--0.30%

Banks--0.30%
  Bangkok Bank Plc
    (Foreign Registered)                                42,000     $     58,401
                                                                   ------------

  Total Thailand                                                         58,401
                                                                   ------------

UNITED
KINGDOM--18.66%

Banks--3.51%
  Royal Bank of Scotland Group Plc                       8,000          191,595
  Standard Chartered Plc                                44,200          502,248
                                                                   ------------
                                                                        693,843
                                                                   ------------

Consumer Goods--2.98%
  DIAGEO Plc                                            12,100          131,456
  Unilever NV                                           48,000          456,583
                                                                   ------------
                                                                        588,039
                                                                   ------------

Health Care--0.97%
  Smith & Nephew Plc                                    31,300          191,686

Media--1.54%
  British Sky Broadcasting Plc                          29,600          304,427

Merchandising--3.30%
  Marks & Spencer Plc                                   17,452           88,480
  Reckitt Benckiser Plc                                 29,000          562,440
                                                                   ------------
                                                                        650,920
                                                                   ------------

Oil & Gas--2.58%
  Rio Tinto Plc                                         25,500          508,924

Telecommunications--3.78%
  Vodafone Group Plc                                   410,200          747,696
                                                                   ------------

  Total United Kingdom                                                3,685,535
                                                                   ------------

Total Common Stock
  (Cost $19,441,167)                                                 18,932,970
                                                                   ------------

--------------------------------------------------------------------------------
SHORT TERM
INVESTMENTS--9.64%                                   PAR/SHARES        VALUE
--------------------------------------------------------------------------------

Short Term Investment Fund--3.62%
  State Street Global Advisors
  Money Market Fund
  1.074% yield as of December 31, 2002              $  715,551     $    715,551
                                                                   ------------

Short Term Investment Fund--6.02%
  Securities Lending Quality Trust                   1,188,790        1,188,790
  1.60% yield as of December 31, 2002
                                                                   ------------

Total Short Term Investments
  (Cost $1,904,341)                                                   1,904,341
                                                                   ------------

Total Investments--105.51%
  (Cost $21,345,508)                                                 20,837,311
                                                                   ------------

Other Assets & Liabilities---5.51%                                   (1,087,638)
                                                                   ------------

Total Net Assets--100%                                             $ 19,749,673
                                                                   ============

--------------------------------------------------------------------------------

See notes to financial statements and notes to schedules of investments

----------------------------------
Preferred International Value Fund
--------------------------------------------------------------------------------
COMMON STOCK--92.20%                                     SHARES         VALUE
--------------------------------------------------------------------------------

AUSTRALIA--1.17%

Banks--1.17%
  National Australia Bank Ltd                            140,900     $ 2,517,504
                                                                     -----------

  Total Australia                                                      2,517,504
                                                                     -----------

BRAZIL--1.64%

Oil & Gas--1.64%
  Peteroleo Brasioleiro SA ADR                           235,000       3,510,900
                                                                     -----------

  Total Brazil                                                         3,510,900
                                                                     -----------

CANADA--7.52%

Automobiles--1.44%
  Canadian Tire Ltd                                      150,000       3,081,281

Banks--1.82%
  Bank Nova Scotia Halifax                               117,000       3,900,247

Non-Ferrous Metals--1.93%
  Alcan Aluminum Ltd                                     141,100       4,138,231

Paper & Forest Products--2.33%
  Abitibi-Consolidated Inc                               650,000       4,991,138
                                                                     -----------

  Total Canada                                                        16,110,897
                                                                     -----------

CHINA--3.70%

Financial Services--1.84%
  Swire Pacific Ltd                                    1,030,800       3,945,526

Real Estate--1.86%
  Henderson Land Development                           1,323,600       3,980,024
                                                                     -----------

  Total China                                                          7,925,550
                                                                     -----------

FINLAND--2.16%

Paper & Forest Products--2.16%
  Stora Enso Oyj                                         440,000       4,637,349
                                                                     -----------

  Total Finland                                                        4,637,349
                                                                     -----------

FRANCE--5.60%

Automobile Components--1.61%
  Valeo SA                                               110,000       3,449,173

Food Products--1.59%
  Carrefour SA                                            76,724       3,413,936

Leisure Time Industries--2.40%
  ACCOR                                                  169,800       5,139,076
                                                                     -----------

  Total France                                                        12,002,185
                                                                     -----------

GERMANY--6.75%

Automobiles--1.47%
  DaimlerChrysler AG                                     102,300       3,148,726

Consumer Goods--5.28%
  Adidas-Salomon AG                                       85,000       7,336,177
  Continental AG *                                       255,000       3,984,534
                                                                     -----------
                                                                      11,320,711
                                                                     -----------

  Total Germany                                                       14,469,437
                                                                     -----------

ITALY--4.98%

Apparel & Textiles--1.48%
  Benetton Group SPA                                     355,000       3,164,451

Banks--2.20%
  Banca Popolare di Bergamo CV                           265,000       4,724,391

Food Products--1.30%
  Parmalat Finanziaria SPA                             1,170,700       2,786,907
                                                                     -----------

  Total Italy                                                         10,675,749
                                                                     -----------

JAPAN--15.02%

Drugs & Health Care--4.39%
  Daiichi Pharmaceutical Co Ltd                          290,500       4,165,725
  Tanabe Seiyaku Co                                      600,900       5,241,937
                                                                     -----------
                                                                       9,407,662
                                                                     -----------

Electrical Equipment--1.62%
  Hitachi Ltd                                            907,400       3,476,482

Financials--1.66%
  Sumitomo Trust & Banking                               879,500       3,562,138

Homebuilders--1.32%
  Daiwa House Industry Co Ltd                            502,700       2,827,582

Household Appliances--1.38%
  Matsushita Electric Industrial Co Ltd                  300,500       2,960,466

Insurance--4.03%
  Mitsui Sumitomo Insurance Co                           988,000       4,542,337
  Sompo Japan Insurance                                  700,200       4,085,876
                                                                     -----------
                                                                       8,628,213
                                                                     -----------

Real Estate--0.62%
  Mitsui Fudosan Co                                      203,500       1,319,426
                                                                     -----------

  Total Japan                                                         32,181,969
                                                                     -----------

NETHERLANDS--6.60%

Banks--2.44%
  ABN Amro Holdings NV                                   320,000       5,228,396

Chemicals--2.27%
  Akzo Novel NV                                          153,600       4,869,456

--------------------------------------------------------------------------------

         See notes to financial statements and notes to schedules of investments

                             www.PreferredGroup.com

42  SCHEDULES OF INVESTMENTS


                                                   December 31, 2002 (unaudited)

Schedules of Investments

Preferred International Value Fund Cont.

--------------------------------------------------------------------------------
COMMON STOCK                                          SHARES          VALUE
--------------------------------------------------------------------------------

Financial Services--1.89%
  ING Groep NV                                        239,100     $   4,047,009
                                                                  -------------

  Total Netherlands                                                  14,144,861
                                                                  -------------

SINGAPORE--2.76%

Banks--2.73%
  United Overseas Bank Ltd                            860,600         5,854,253

Industrial Conglomerates--0.03%
  Haw Para Corp Ltd *                                  35,184            66,123
                                                                  -------------

  Total Singapore                                                     5,920,376
                                                                  -------------

SOUTH KOREA--4.82%

Household Durables--1.74%
  Samsung Electronics Co Ltd                           14,090         3,730,247

Steel--1.39%
  Posco ADR                                            30,000         2,984,697

Utilities--1.69%
  Korea Electric Power Corp                           235,000         3,615,994
                                                                  -------------

  Total South Korea                                                  10,330,938
                                                                  -------------

SPAIN--4.64%

Banks--1.86%
  BBV Argentaria                                      416,500         3,983,464

Utilities--2.78%
  Iberdrola SA                                        425,000         5,950,059
                                                                  -------------

  Total Spain                                                         9,933,523
                                                                  -------------

SWEDEN--1.66%

Household Appliances--1.66%
  Electrolux AB - Series B                            225,000         3,558,489
                                                                  -------------

  Total Sweden                                                        3,558,489
                                                                  -------------

SWITZERLAND--5.61%

Chemicals--2.51%
  Givaudan AG                                          12,000         5,379,221

Consumer Products--1.94%
  Swatch Group                                         49,900         4,149,013

Merchandising--1.16%
  Valora Holdings AG                                   13,000         2,490,782
                                                                  -------------

  Total Switzerland                                                  12,019,016
                                                                  -------------

UNITED
KINGDOM--17.57%

Aerospace & Defense--1.29%
  Rolls-Royce Plc                                   1,600,600         2,756,497

Banks--1.73%
  Royal Bank of Scotland Plc                          155,000         3,712,151

Chemicals--2.10%
  Imperial Chemical Industries Plc                  1,213,436         4,491,958

Construction Materials--1.60%
  Hanson Plc                                          770,000         3,420,509

Leisure Time Industries--2.27%
  P & O Princess Cruises Plc                          700,000         4,855,861

Media--2.50%
  Pearson Plc                                         578,800         5,351,919

Merchandising--1.10%
  Reckitt Benckiser Plc                               122,000         2,366,126

Steel--1.72%
  Rio Tinto Plc                                       185,000         3,692,193

Telecommunications--3.26%
  Vodafone Group Plc                                3,850,700         7,018,895
                                                                  -------------

  Total United Kingdom                                               37,666,109
                                                                  -------------

  Total Common Stock
    (Cost $211,840,762)                                             197,604,852
                                                                  -------------

--------------------------------------------------------------------------------
SHORT TERM
INVESTMENTS--29.75%                               PAR/SHARES           VALUE
--------------------------------------------------------------------------------

Repurchase Agreements--6.76%
  State Street Repo 0.50%
  January 2, 2003 (Cost - $14,479,000)
  (Dated December 31, 2002,
  due January 1, 2003, collateralized
  by $13,430,000 U.S. Treasury Bond
  6.875% August 15, 2025, Market Value
  $14,773,000 Repurchase Proceeds
  $14,479,402)                                    $14,479,000        14,479,000

Short Term Investment Trust--22.99%
  Securities Lending Quality Trust
  1.60% yield as of December 31, 2002              49,264,749        49,264,749
                                                                  -------------

Total Short Term Investments
  (Cost $63,743,749)                                                 63,743,749
                                                                  -------------

Total Investments--121.95%
  (Cost $275,584,511)                                               261,348,601
                                                                  -------------

Other Assets & Liabilities-- -21.95%                                (47,037,399)
                                                                  -------------

Total Net Assets--100%                                            $ 214,311,202
                                                                  =============

--------------------------------------------------------------------------------

See notes to financial statements and notes to schedules of investments

-------------------------------
Preferred Small Cap Growth Fund
--------------------------------------------------------------------------------
COMMON STOCK--100.99%                                      SHARES        VALUE
--------------------------------------------------------------------------------

Aerospace--0.78%
  Atlantic Coast Airlines Holdings Inc *                   24,680     $  296,900

Banks--6.46%
  Boston Private Financial Holdings Inc                    14,570        289,360
  Community First Bankshares Inc                           10,740        284,180
  East-West Bancorp Inc                                    12,420        448,114
  New York Community Bancorp Inc                                1             29
  R & G Financial Corp                                     14,310        332,708
  Republic Bancorp Inc                                     15,867        186,755
  South Financial Group Inc *                              19,380        400,391
  United Bankshares Inc                                    10,310        299,619
  Wintrust Financial Corp *                                 7,050        220,806
                                                                      ----------
                                                                       2,461,962
                                                                      ----------

Chemicals--3.46%
  Airgas Inc *                                             20,600        355,350
  Cabot Microelectronics Corp *                             5,800        273,760
  Ferro Corp                                                9,330        227,932
  Olin Corp                                                14,050        218,478
  Schulman (A.) Inc                                        13,080        243,419
                                                                      ----------
                                                                       1,318,939
                                                                      ----------

Computer Software--8.76%
  Agile Software Corp *                                    26,330        203,794
  Borland Software Corp *                                  17,420        214,266
  Business Objects SA *                                    15,750        236,250
  Hyperion Solutions Corp *                                12,900        331,143
  Macromedia Inc *                                         17,230        183,500
  NBTY Inc *                                               13,830        243,131
  Openwave Systems Inc *                                   67,100        134,200
  Parametric Technology Corp *                             93,350        235,242
  Pinnacle Systems Inc *                                   35,440        482,338
  Quest Software Inc *                                     22,980        236,924
  SkillSoft PLC *                                          80,810        222,228
  Take-Two Interactive Software *                          16,230        381,243
  Verity Inc *                                             17,380        232,736
                                                                      ----------
                                                                       3,336,995
                                                                      ----------

Consumer Products--1.54%
  Fossil Inc *                                             16,070        326,864
  Tractor Supply Co *                                       6,880        258,688
                                                                      ----------
                                                                         585,552
                                                                      ----------

Discount & Fashion Retailing--4.20%
  Cost Plus Inc *                                          13,370        383,318
  Duane Reade Inc *                                        15,980        271,660
  OfficeMax Inc *                                          46,210        231,050
  Sports Authority Inc *                                   29,290        205,030
  Too Inc *                                                 8,330        195,922
  Urban Outfitters Inc *                                   13,280        313,010
                                                                      ----------
                                                                       1,599,990
                                                                      ----------

Electrical & Electronics--6.21%
  Ametek Aerospace Products Inc                             6,830        262,887
  Cree Inc *                                               17,780        290,703
  Cymer Inc *                                              13,860        446,985
  Engineered Support Systems Inc *                          8,255        302,628
  Hutchinson Technology Inc *                               7,640        158,148
  Micrel Inc *                                             21,620        194,148
  Photon Dynamics Inc *                                    13,450        306,660
  Varian Semiconductor Equipment
    Associates Inc *                                       16,960        402,987
                                                                      ----------
                                                                       2,365,146
                                                                      ----------

Finance-Other--7.32%
  Affiliated Managers Group Inc *                          12,370        622,211
  Ameritrade Holding Corp *                                44,910        254,191
  eSpeed Inc *                                             13,430        227,518
  Hilb Rogal & Hamilton Co                                 10,810        442,129
  Jeffries Group Inc                                       14,120        592,616
  NCO Group Inc *                                          17,860        284,867
  Strayer Education Inc *                                   6,360        365,700
                                                                      ----------
                                                                       2,789,232
                                                                      ----------

Food--2.40%
  American Italian Pasta Co *                              10,690        384,626
  California Pizza Kitchen Inc *                            8,090        203,868
  Panera Bread Co *                                         9,300        323,733
                                                                      ----------
                                                                         912,227
                                                                      ----------

Fuel--2.80%
  Denbury Resources Inc *                                  23,190        262,047
  Key Energy Services Inc *                                21,020        188,549
  Ultra Petroleum Corp *                                   25,830        255,717
  Western Gas Resources Inc                                 9,740        358,919
                                                                      ----------
                                                                       1,065,232
                                                                      ----------

Health Care--15.11%
  Amsurg Corp *                                            16,130        329,536
  Bio-Rad Laboratories Inc *                               10,180        393,966
  Cooper Cos Inc *                                         27,330        683,797
  Gen-Probe Inc *                                           8,750        208,241
  ICU Medical Inc *                                         3,930        146,589
  Medicis Pharmaceutical Corp *                            11,210        556,801
  Neurocrine Biosciences Inc *                              8,330        380,348
  Pharmaceutical Resources Inc *                           13,280        395,744
  Priority Healthcare Corp *                               15,320        355,424
  Respironics Inc *                                        15,740        478,984
  Scios Inc *                                              18,100        589,698
  Sierra Health Services *                                 29,360        352,614
  Trimeris Inc *                                           11,110        478,730
  Unilab Corp *                                            12,160        222,528
  Ventas Inc *                                             15,940        182,513
                                                                      ----------
                                                                       5,755,513
                                                                      ----------

Housing & Real Estate--1.59%
  Alexandria Real Estate Equities Inc                       4,530        192,978
  Indy Mac Bancorp Inc *                                    9,480        175,285
  The Macerich Co                                           7,660        235,545
                                                                      ----------
                                                                         603,808
                                                                      ----------

Insurance--1.89%
  Montpelier Re Holdings Inc *                              4,310        124,128
  Platinum Underwriters Holdings Ltd *                     12,830        338,071
  Scottish Annuity & Life Holdings Ltd                     14,820        258,609
                                                                      ----------
                                                                         720,808
                                                                      ----------

--------------------------------------------------------------------------------

         See notes to financial statements and notes to schedules of investments

                             www.PreferredGroup.com

44  SCHEDULES OF INVESTMENTS


                                                   December 31, 2002 (unaudited)

Schedules of Investments

Preferred Small Cap Growth Fund Cont.

--------------------------------------------------------------------------------
COMMON STOCK                                            SHARES         VALUE
--------------------------------------------------------------------------------

Leisure Time Industries--2.88%
  Alliance Gaming Corp *                                22,950     $    390,839
  Alloy Inc *                                           20,600          225,570
  Macrovision Corp *                                    16,950          271,878
  Station Casinos Inc *                                 11,730          207,621
                                                                   ------------
                                                                      1,095,908
                                                                   ------------

Manufacturing--4.19%
  Advanced Energy Industries Inc *                      18,970          241,298
  ATMI Inc *                                            15,770          292,060
  Cuno Inc *                                             4,900          162,288
  Cytyc Corp *                                          18,120          184,824
  Maverick Tube Corp *                                  20,080          261,642
  Roper Industries Inc *                                 4,940          180,804
  AO Smith Corp                                         10,080          272,261
                                                                   ------------
                                                                      1,595,177
                                                                   ------------

Metals & Mining--0.48%
  Steel Dynamics Inc *                                  15,210          182,976

Office Equipment &
Computers--5.96%
  Amkor Technology Inc *                                45,940          218,674
  Avocent Corp *                                        12,720          282,638
  Genesis Microchip Inc *                               20,500          267,525
  Globespan Virata Inc *                                41,900          184,779
  Integrated Circuit Systems Inc *                       9,840          179,580
  Lexar Media Inc *                                     34,700          217,569
  Sandisk Corp *                                         9,270          188,181
  Skyworks Solutions Inc *                              52,900          455,998
  Western Digital Corp *                                43,070          275,217
                                                                   ------------
                                                                      2,270,161
                                                                   ------------

Paper & Forest Products--0.88%
  Louisiana-Pacific Corp *                              41,430          333,926

Publishing & Broadcasting--1.34%
  CNET Networks Inc *                                   76,860          208,291
  Cumulus Media Inc *                                   20,410          303,497
                                                                   ------------
                                                                        511,788
                                                                   ------------

Service Industries--17.81%
  Alliance Data Systems Corp *                          12,500          221,500
  CAL Dive International Inc *                          20,730          487,155
  Corporate Executive Board Co *                        11,510          367,399
  Covance Inc *                                         36,030          885,978
  Documentum Inc *                                      15,370          240,694
  FTI Consulting Inc *                                   9,370          376,206
  Global Payments Inc                                   11,980          383,480
  Internet Security Systems *                           17,550          321,692
  Kroll Inc *                                           18,280          348,782
  Looksmart *                                           83,260          206,485
  Manhattan Associates Inc *                            12,500          295,750
  Netscreen Technologies Inc *                          14,260          240,138
  Overture Services Inc *                               12,010          327,993
  Pacer International Inc *                             16,580          220,514
  Pec Solutions Inc *                                    5,670          169,533
  Resources Connection Inc *                            13,120          304,515
  Ryland Group Inc                                       7,290          243,122
  Stericycle Inc *                                      11,260          364,588
  Tetra Tech Inc *                                      21,650          264,130
  United Online Inc *                                   18,980          302,560
  Websense Inc *                                         9,770          208,697
                                                                   ------------
                                                                      6,780,911
                                                                   ------------

Telecommunications--2.22%
  Nextel Partners Inc *                                 39,310          238,612
  Tekelec *                                             18,540          193,743
  Tollgrade Communications Inc *                        12,970          152,138
  Western Wireless Corp *                               49,410          261,873
                                                                   ------------
                                                                        846,366
                                                                   ------------

Transportation--1.02%
  JB Hunt Transport Services Inc *                      13,250          388,225
                                                                   ------------

Utilities & Power--1.69%
  Chesapeake Energy Corp                                82,980          642,259
                                                                   ------------

Total Common Stock
  (Cost $39,016,523)                                                 38,460,001
                                                                   ------------

--------------------------------------------------------------------------------
SHORT TERM
INVESTMENTS--31.63%                                   SHARES           VALUE
--------------------------------------------------------------------------------

Short Term Investment Fund--5.11%
  State Street Global Advisors
  Money Market Fund
  1.074% yield as of December 31, 2002               1,945,145        1,945,145
                                                                   ------------

Short Term Investment Trust--26.52%
  Securities Lending Quality Trust
  1.60% yield as of December 31, 2002               10,099,802       10,099,802
                                                                   ------------

Total Short Term Investments
  (Cost $12,044,947)                                                 12,044,947
                                                                   ------------

Total Investments--132.62%
  (Cost $51,061,470)                                                 50,504,948
                                                                   ------------

Other Assets and Liabilities---32.62%                               (12,422,926)
                                                                   ------------

Total Net Assets--100%                                             $ 38,082,022
                                                                   ============

See notes to financial statements and notes to schedules of investments

-----------------------------
Preferred Mid Cap Growth Fund
--------------------------------------------------------------------------------
COMMON STOCK--95.64%                                       SHARES        VALUE
--------------------------------------------------------------------------------

Automotive--0.94%
  Navistar International Corp Inc *                        11,180     $  271,786

Banks--0.68%
  Commerce Bancorp Inc *                                    4,580        197,810

Chemicals--0.68%
  Cabot Microelectronics Corp *                             4,150        195,880

Computer Software--8.02%
  Adobe Systems Inc *                                      12,720        315,469
  BEA Systems Inc *                                        26,530        304,299
  Citrix Systems Inc *                                     12,220        150,550
  Comverse Technology Inc *                                27,890        279,458
  Electronic Arts Inc *                                     7,100        353,367
  Mercury Interactive Corp *                               10,080        298,872
  Nvidia Corp *                                            12,160        139,962
  Peoplesoft Inc *                                         11,270        206,241
  Symantec Corp *                                           6,600        267,366
                                                                      ----------
                                                                       2,315,584
                                                                      ----------

Consumer Products--7.98%
  Advance Auto Parts *                                      5,600        273,840
  Amazon.com Inc *                                         14,110        266,538
  Bed Bath & Beyond Inc *                                  11,850        409,181
  Cheesecake Factory *                                      6,000        216,900
  Coca-Cola Co *                                            9,510        206,557
  Ecolab Inc                                                6,060        299,970
  Michaels Stores Inc *                                     5,670        177,471
  Pepsi Bottling Group Inc *                                7,330        188,381
  Performance Food Group Co *                               3,640        123,611
  Starbucks Corp *                                          7,050        143,679
                                                                      ----------
                                                                       2,306,128
                                                                      ----------

Containers & Packing--0.69%
  Ball Corp                                                 3,920        200,665

Discount & Fashion Retailing--5.33%
  CDW Computer Centers Inc *                                8,260        362,201
  Chico's FAS Inc *                                        10,200        192,882
  Coach Inc *                                              11,010        362,449
  Tiffany & Co *                                           11,160        266,836
  Williams-Sonoma Inc *                                    13,090        355,394
                                                                      ----------
                                                                       1,539,762
                                                                      ----------

Electrical & Electronics--4.68%
  Agilent Technologies *                                    7,930        142,423
  Cymer Inc *                                              10,980        354,105
  KLA Tencor Corp *                                        12,000        424,440
  Lam Research Corp *                                      12,370        133,596
  QLogic Corp *                                             3,290        113,538
  Teradyne Inc *                                           14,030        182,530
                                                                      ----------
                                                                       1,350,632
                                                                      ----------

Finance-Other--6.46%
  Affiliated Managers Group *                               6,110        307,333
  Bear Stearns Cos Inc                                      4,570        271,458
  Countrywide Financial Corp *                              2,800        144,620
  Doral Financial Corp                                      4,450        127,270
  Investors Financial Services Corp                         9,230        252,810
  Legg Mason Inc                                            5,750        279,105
  Neuberger Berman Inc *                                    4,410        147,691
  Providian Financial Corp *                               29,430        191,001
  Raymond James Financial Inc *                             4,910        145,238
                                                                      ----------
                                                                       1,866,526
                                                                      ----------

Food--1.83%
  Hershey Foods Corp                                        2,480        167,251
  Panera Bread Co *                                         4,450        154,905
  Whole Foods Market Inc *                                  3,900        205,647
                                                                      ----------
                                                                         527,803
                                                                      ----------

Fuel--5.00%
  BJ Services Co *                                          7,850        253,634
  Cooper Cameron Corp *                                     4,100        204,262
  Halliburton Co                                           12,090        226,204
  Kinder Morgan Inc                                         3,480        147,100
  Murphy Oil Corp *                                         4,880        209,108
  Nabors Industries Inc *                                   3,680        129,794
  Patterson-UTI Energy Inc                                  4,070        122,792
  Pogo Producing Co                                         4,030        150,118
                                                                      ----------
                                                                       1,443,012
                                                                      ----------

Health Care--22.00%
  Accredo Health Co *                                      10,394        366,389
  AmerisourceBergen Corp                                    3,870        210,180
  Anthem Inc *                                              5,940        373,626
  Biogen Inc *                                              6,060        242,764
  Biomet Inc *                                             10,560        302,650
  Caremark Rx Inc *                                        18,130        294,613
  Cephalon Inc *                                            3,940        191,752
  Covance Inc *                                            13,500        331,965
  Genzyme Corp *                                            6,170        182,447
  Gilead Sciences Inc *                                    11,160        379,440
  Laboratory Corp of America Holdings *                     7,270        168,955
  Lifepoint Hospitals Inc *                                 3,480        104,160
  Medimmune Inc *                                          19,084        518,512
  Mid Atlantic Medical Services *                           5,300        171,720
  Omnicare Inc *                                            5,500        131,065
  Pharmaceutical Product
    Development Inc *                                      10,200        298,554
  Henry Schein Inc *                                        4,370        196,650
  Scios Inc *                                               7,320        238,486
  St Jude Medical Inc *                                     3,660        145,375
  Teva Pharmaceutical Industries                            5,660        218,533
  Trimeris Inc *                                            3,850        165,897
  Universal Health Services Inc *                           4,850        218,735
  Varian Medical Systems Inc *                              4,800        238,080
  Watson Pharmaceuticals Inc *                              5,400        152,658
  Wellpoint Health Networks Inc *                           7,170        510,217
                                                                      ----------
                                                                       6,353,423
                                                                      ----------

Insurance--0.52%
  RenaissanceRe Holdings Ltd                                3,800        150,480

Leisure Time Industries--2.82%
  International Game Technology *                           5,120        388,710
  MGM Mirage Inc *                                          6,730        221,888
  Starwood Hotels & Resorts
    Worldwide Inc *                                         8,580        203,689
                                                                      ----------
                                                                         814,287
                                                                      ----------

         See notes to financial statements and notes to schedules of investments

                             www.PreferredGroup.com

46  SCHEDULES OF INVESTMENTS


                                                   December 31, 2002 (unaudited)

Schedules of Investments

Preferred Mid Cap Growth Fund Cont.

COMMON STOCK                                            SHARES        VALUE

Manufacturing--1.59%
  Avery Dennison Corp                                    4,490     $    274,249
  Dentsply International Inc                             4,990          185,628
                                                                   ------------
                                                                        459,877
                                                                   ------------

Office Equipment &
Computers--7.12%
  JDS Uniphase Corp *                                   74,260          183,422
  Juniper Networks Inc *                                28,620          194,616
  Lexmark International Group Inc *                      4,490          271,645
  Network Appliance Inc *                               22,470          224,700
  Novellus Systems Inc *                                15,040          422,323
  PMC Sierra Inc *                                      25,100          139,556
  Skyworks Solutions Inc *                              29,870          257,479
  Staples Inc *                                         19,750          361,425
                                                                   ------------
                                                                      2,055,166
                                                                   ------------

Publishing & Broadcasting--1.52%
  Cumulus Media Inc *                                   16,740          248,924
  Westwood One Inc *                                     5,090          190,162
                                                                   ------------
                                                                        439,086
                                                                   ------------

Service Industries--11.77%
  Apollo Group Inc *                                     4,505          198,220
  Convergys Corp *                                      13,800          209,070
  Corporate Executive Board Co *                         3,690          117,785
  DST Systems Inc *                                      6,270          222,899
  Fiserv Inc *                                          11,310          383,975
  FTI Consulting Inc *                                   4,040          162,206
  Internet Security Systems *                           11,110          203,646
  Lamar Advertising Co *                                 6,050          203,583
  Manpower Inc                                           5,610          178,959
  Network Associates Inc                                18,560          298,630
  Robert Half International Inc *                       13,690          220,546
  Sungard Data Systems Inc *                            10,260          241,726
  VeriSign Inc *                                        29,410          235,868
  Weight Watchers International Inc *                    3,970          182,501
  Yahoo Inc *                                           20,860          341,061
                                                                   ------------
                                                                      3,400,675
                                                                   ------------

Telecommunications--5.38%
  CIENA Corp *                                          41,440          213,002
  Nextel Communications Inc *                           42,810          494,456
  Nortel Networks Corp *                               147,260          237,089
  RF Micro Devices Inc *                                12,070           88,473
  Tellabs Inc *                                         46,200          335,871
  Univision Communications Inc *                         7,560          185,217
                                                                   ------------
                                                                      1,554,108
                                                                   ------------

Transportation--0.63%
  AMR Corp *                                            27,450          181,167
                                                                   ------------

Total Common Stock
  (Cost $27,346,151)                                                 27,623,857
                                                                   ------------

--------------------------------------------------------------------------------
SHORT TERM
INVESTMENTS--21.24%                                   SHARES           VALUE
--------------------------------------------------------------------------------

Short Term Investment Fund--4.27%
  State Street Global Advisors
  Money Market Fund
  1.074% yield as of December 31, 2002               1,234,616        1,234,616
                                                                   ------------

Short Term Investment Trust--16.97%
  Securities Lending Quality Trust
  1.60% yield as of December 31, 2002                4,900,630        4,900,630
                                                                   ------------

Total Short Term Investments
  (Cost $6,135,246)                                                   6,135,246
                                                                   ------------

Total Investments--116.88%
  (Cost $33,481,397)                                                 33,759,103
                                                                   ------------

Other Assets and Liabilities-- -16.88%                               (4,875,478)
                                                                   ------------

Total Net Assets--100%                                             $ 28,883,625
                                                                   ============

--------------------------------------------------------------------------------

-------------------------------
Preferred Large Cap Growth Fund
--------------------------------------------------------------------------------
COMMON STOCK--97.08%                                    SHARES         VALUE
--------------------------------------------------------------------------------

Aerospace--3.11%
  Lockheed Martin Corp                                  88,400     $  5,105,100
  Northrop Grumman Corp                                 55,600        5,393,200
                                                                   ------------
                                                                     10,498,300
                                                                   ------------

Banks--1.66%
  Bank One Corp                                        152,800        5,584,840

Computer Software--4.08%
  Microsoft Corp *                                     261,200     $ 13,504,040
  SAP Aktiengesellschaft ADR                            12,200          237,900
                                                                   ------------
                                                                     13,741,940
                                                                   ------------

Consumer Products--10.59%
  Anheuser-Busch Cos Inc                               105,900        5,125,560
  Bed Bath & Beyond Inc *                              186,400        6,436,392

--------------------------------------------------------------------------------

See notes to financial statements and notes to schedules of investments

Preferred Large Cap Growth Fund Cont.

--------------------------------------------------------------------------------
COMMON STOCK                                          SHARES          VALUE
--------------------------------------------------------------------------------

Consumer Products (continued)
  Coca-Cola Co                                        139,900     $   6,130,418
  Gillette Co                                         116,200         3,527,832
  Harley-Davidson Inc                                 119,400         5,516,280
  Procter & Gamble Co                                  64,200         5,517,348
  Starbucks Corp *                                    168,300         3,429,954
                                                                  -------------
                                                                     35,683,784
                                                                  -------------

Discount & Fashion Retailing--9.72%
  Costco Wholesale Corp *                             115,300         3,235,318
  Kohls Corp *                                        162,700         9,103,065
  Lowes Companies Inc                                 127,900         4,796,250
  Tiffany & Co                                        219,100         5,238,681
  Wal-Mart Stores Inc                                 205,900        10,400,009
                                                                  -------------
                                                                     32,773,323
                                                                  -------------

Electrical & Electronics--5.62%
  Intel Corp                                          442,000         6,881,940
  KLA Tencor Corp *                                    31,700         1,121,229
  STMicroelectronics NV                               136,300         2,659,213
  Texas Instruments Inc                               281,300         4,222,313
  Xilinx Inc *                                        196,500         4,047,900
                                                                  -------------
                                                                     18,932,595
                                                                  -------------

Finance-Other--8.54%
  American Express Co                                 213,700         7,554,295
  Citigroup Inc                                       273,566         9,626,788
  Goldman Sachs Group Inc                              94,200         6,415,020
  Merrill Lynch & Co Inc                              137,400         5,214,330
                                                                  -------------
                                                                     28,810,433
                                                                  -------------

Fuel--4.71%
  Schlumberger Ltd                                    201,100         8,464,299
  Total FinaElf SA                                    103,700         7,414,550
                                                                  -------------
                                                                     15,878,849
                                                                  -------------

Health Care--17.59%
  Abbott Laboratories                                 201,000         8,040,000
  Amgen Inc *                                         221,300        10,697,642
  Forest Labs Inc *                                    16,600         1,630,452
  Genentech Inc *                                     104,400         3,461,904
  Johnson & Johnson                                   176,400         9,474,444
  Medimmune Inc *                                      97,100         2,638,207
  Merch & Co Inc                                       60,900         3,447,549
  Pfizer Inc                                          129,275         3,951,937
  Pharmacia Corp                                      126,997         5,308,475
  Teva Pharmaceutical Industries                       53,600         2,069,496
  Walgreen Co                                         122,100         3,564,099
  Wyeth                                               133,700         5,000,380
                                                                  -------------
                                                                     59,284,585
                                                                  -------------

Insurance--6.12%
  American International Group Inc                    178,825        10,345,026
  Hartford Financial Services Group                    97,600         4,433,968
  XL Capital Ltd                                       75,800         5,855,550
                                                                  -------------
                                                                     20,634,544
                                                                  -------------

Leisure Time Industries--1.51%
  Marriott International Inc                          155,000         5,094,850

Manufacturing--2.94%
  3M Co                                                56,400         6,954,120
  Applied Materials Inc *                             226,000         2,944,780
                                                                  -------------
                                                                      9,898,900
                                                                  -------------

Office Equipment &
Computers--9.14%
  Cisco Systems Inc *                                 700,600         9,177,860
  Dell Computer Corp *                                284,900         7,618,226
  Hewlett Packard Co                                  415,600         7,214,816
  International Business Machines Inc                  58,900         4,564,750
  Novellus Systems Inc *                               79,100         2,221,128
                                                                  -------------
                                                                     30,796,780
                                                                  -------------

Paper & Forest Products--2.41%
  International Paper Co                              111,500         3,899,155
  Weyerhaeuser Co                                      85,900         4,227,139
                                                                  -------------
                                                                      8,126,294
                                                                  -------------

Publishing & Broadcasting--4.79%
  Clear Channel Communications *                       65,400         2,438,766
  New York Times Co                                    90,100         4,120,273
  Viacom Inc (Non-Voting) *                           235,477         9,598,043
                                                                  -------------
                                                                     16,157,082
                                                                  -------------

Service Industries--0.85%
  Omnicom Group Inc                                    44,300         2,861,780

Telecommunications--3.70%
  Liberty Media Corp *                                272,600         2,437,044
  Nokia Corp ADR                                      349,500         5,417,250
  Univision Communications Inc *                      188,300         4,613,349
                                                                  -------------
                                                                     12,467,643
                                                                  -------------

Total Common Stock
  (Cost $373,531,374)                                               327,226,522
                                                                  -------------

--------------------------------------------------------------------------------
SHORT TERM
INVESTMENTS--4.57%                                   SHARES           VALUE
--------------------------------------------------------------------------------

Short Term Investment Trust--4.57%
  Securities Lending Quality Trust
  1.60% yield as of December 31, 2002              15,426,457        15,426,457
                                                                  -------------

Total Short Term Investments
  (Cost $15,426,457)                                                 15,426,457
                                                                  -------------

Total Investments--101.65%
  (Cost $388,957,831)                                               342,652,979
                                                                  -------------

Other Assets and Liabilities-- -1.65%                                (5,570,784)
                                                                  -------------

Total Net Assets--100%                                            $ 337,082,195
                                                                  =============

--------------------------------------------------------------------------------

         See notes to financial statements and notes to schedules of investments

                             www.PreferredGroup.com

48  SCHEDULES OF INVESTMENTS


                                                   December 31, 2002 (unaudited)

Schedules of Investments

------------------------------
Preferred Large Cap Value Fund
--------------------------------------------------------------------------------
COMMON STOCK--99.22%                                   SHARES         VALUE
--------------------------------------------------------------------------------

Aerospace--0.16%
  Northrop Grumman Corp PFD                             2,700     $     290,898
  Northrop Grumman Corp                                 1,500           145,500
                                                                  -------------
                                                                        436,398
                                                                  -------------

Automotive--0.15%
  General Motors Corp                                  18,380           424,578

Banks--4.03%
  Bank of America Corp                                 62,180         4,325,863
  Bank One Corp                                         7,810           285,456
  National City Corp                                   54,970         1,501,780
  Southtrust Corp                                      57,680         1,433,348
  Sun Trust Bank Inc                                   28,690         1,633,035
  Wachovia Corp                                        58,880         2,145,587
                                                                  -------------
                                                                     11,325,069
                                                                  -------------

Chemicals--3.13%
  Air Products & Chemicals Inc                         30,790         1,316,273
  Dow Chemical Co                                      23,890           709,533
  Lyondell Chemical Co                                 10,780           136,259
  PPG Industries Inc                                   38,450         1,928,268
  Praxair Inc                                          29,590         1,709,414
  Syngenta AG                                         260,610         3,002,227
                                                                  -------------
                                                                      8,801,974
                                                                  -------------

Computer Services--3.58%
  Accenture Ltd *                                      15,880           285,681
  Automatic Data Processing Inc                        13,110           514,568
  Electronic Data Systems Corp                        502,300         9,257,389
                                                                  -------------
                                                                     10,057,638
                                                                  -------------

Consumer Products--9.26%
  Colgate Palmolive Co                                  3,000           157,290
  Diageo PLC                                           22,680           993,384
  JM Smucker Co                                        11,570           460,602
  Kimberly-Clark Corp                                  36,350         1,725,535
  Nike Inc                                             18,180           808,465
  PepsiCo Inc                                          48,220         2,035,848
  Philip Morris Cos Inc                               347,120        14,068,774
  Procter & Gamble Co                                  18,330         1,575,280
  UST Inc                                             125,800         4,205,494
                                                                  -------------
                                                                     26,030,672
                                                                  -------------

Discount & Fashion Retailing--0.34%
  Home Depot Inc                                       23,630           566,175
  Sears Roebuck & Co                                   16,070           384,877
                                                                  -------------
                                                                        951,052
                                                                  -------------

Electrical & Electronics--3.03%
  Analog Devices Inc *                                 22,230           530,630
  Energy East Corp                                     44,310           978,808
  FPL Group Inc                                        19,080         1,147,280
  Intel Corp                                           42,710           664,995
  Motorola Inc                                         32,440         1,038,080
  NSTAR                                                36,140         1,604,255
  PPL Corp                                             11,270           390,844
  Texas Instruments Inc                                44,610           669,596
  TXU Corp                                             60,380         1,127,898
  TXU Corp PFD                                         13,220           378,092
                                                                  -------------
                                                                      8,530,478
                                                                  -------------

Finance-Other--18.79%
  American Express Co                                 236,590         8,363,457
  Citigroup Inc                                       153,810         5,412,574
  Federal Home Loan Mortgage Corp                     259,790        15,340,600
  Federal National Mortgage Association               199,430        12,829,332
  FleetBoston Financial Corp                           95,980         2,332,314
  Goldman Sachs Group Inc                              31,840         2,168,304
  Mellon Financial Corp                                73,150         1,909,947
  Merrill Lynch & Co Inc                              117,500         4,459,125
                                                                  -------------
                                                                     52,815,653
                                                                  -------------

Food--9.93%
  Archer Daniels Midland Co                           170,930         2,119,532
  Del Monte Foods Co *                                 13,014           100,207
  HJ Heinz Co                                          29,140           957,832
  Kellogg Co                                          113,400         3,886,218
  Kroger Co                                           462,900         7,151,805
  McDonalds Corp                                      218,200         3,508,656
  Safeway Inc *                                       259,590         6,064,022
  Sara Lee Corp                                       183,400         4,128,334
                                                                  -------------
                                                                     27,916,606
                                                                  -------------

Fuel--4.84%
  Anadarko Petroleum Corp                              32,140         1,539,506
  Apache Corp                                          24,360         1,388,276
  Baker Hughes Inc                                     18,620           599,378
  BP PLC                                               61,580         2,503,227
  ConocoPhillips                                        7,460           360,989
  Exxon Mobil Corp                                    175,590         6,135,115
  Unocal Corp                                          35,600         1,088,648
                                                                  -------------
                                                                     13,615,139
                                                                  -------------

Health Care--9.27%
  Abbott Laboratories                                  34,100         1,364,000
  CVS Corp                                             56,800         1,418,296
  Eli Lilly & Co                                       25,240         1,602,740
  Guidant Corp *                                       13,220           407,837
  IMS Health Inc                                       86,400         1,382,400
  Johnson & Johnson                                    31,990         1,718,183
  Merck & Co Inc                                       70,490         3,990,439
  Pfizer Inc                                          221,100         6,759,027
  Tenet Healthcare Corp *                             234,800         3,850,720
  Wyeth                                                95,100         3,556,740
                                                                  -------------
                                                                     26,050,382
                                                                  -------------

Housing & Real Estate--4.34%
  Apartment Investment &
  Management Co                                        92,400         3,463,152
  Archstone-Smith Trust                                60,300         1,419,462
  Equity Office Properties Trust                      201,390         5,030,722
  Equity Residential Properties Trust                  93,200         2,290,856
                                                                  -------------
                                                                     12,204,192
                                                                  -------------

Insurance--3.64%
  Allstate Corp                                        63,390         2,344,796
  Chubb Corp                                           18,780           980,316
  Chubb Corp PFD                                        6,610           158,310
  Hartford Financial Services Group                    34,550         1,569,607
  Metlife Inc                                          64,140         1,734,346
  Old Republic International Group                     48,900         1,369,200
  Safeco Corp                                          24,480           848,722

--------------------------------------------------------------------------------

See notes to financial statements and notes to schedules of investments

Preferred Large Cap Value Fund Cont.

--------------------------------------------------------------------------------
COMMON STOCK                                           SHARES         VALUE
--------------------------------------------------------------------------------

Insurance (continued)
  St Paul Cos Inc                                      21,330     $     726,287
  Travelers Property Casualty Corp *                   22,830           510,251
                                                                  -------------
                                                                     10,241,835
                                                                  -------------

Leisure Time Industries--0.72%
  Eastman Kodak Co                                     19,540           684,682
  Walt Disney Co                                       82,760         1,349,816
                                                                  -------------
                                                                      2,034,498
                                                                  -------------

Manufacturing--7.29%
  3M Co                                                 8,950         1,103,535
  Caterpillar Inc^                                     28,390         1,297,991
  Deere & Co                                           77,840         3,568,964
  Illinois Tool Works Inc                               4,660           302,248
  Pall Corp                                            30,200           503,736
  Tyco International Ltd                              803,500        13,723,780
                                                                  -------------
                                                                     20,500,254
                                                                  -------------

Metals & Mining--1.26%
  Alcan Aluminum Ltd                                   21,480           634,090
  Alcoa Inc                                            95,080         2,165,922
  Phelps Dodge Corp *                                  23,030           728,900
                                                                  -------------
                                                                      3,528,912
                                                                  -------------

Office Equipment &
Computers--1.44%
  Pitney Bowes Inc                                     69,000         2,253,540
  Staples Inc *                                        98,300         1,798,890
                                                                  -------------
                                                                      4,052,430
                                                                  -------------

Paper & Forest Products--1.76%
  Bowater Inc                                           8,700           364,965
  International Paper Co                               62,940         2,201,012
  R R Donnelley & Sons Co                              72,700         1,582,679
  Smurfit-Stone Container Corp *                       51,140           787,096
                                                                  -------------
                                                                      4,935,752
                                                                  -------------

Publishing & Broadcasting--5.72%
  AOL Time Warner Inc *                               269,500         3,530,450
  Gannett Inc                                          37,850         2,717,630
  Interpublic Group Cos Inc                           317,200         4,466,176
  Reed Elsevier Plc                                    64,440         2,257,333
  Tribune Co                                           20,130           915,110
  Viacom Inc *                                         53,480         2,179,845
                                                                  -------------
                                                                     16,066,544
                                                                  -------------

Telecommunications--3.00%
  AT&T Corp                                            56,930         1,486,442
  BellSouth Corp                                      116,710         3,019,288
  BT Group Plc                                         11,260           352,776
  SBC Communications Inc                               78,860         2,137,895
  Schlumberger Ltd                                     34,250         1,441,583
                                                                  -------------
                                                                      8,437,984
                                                                  -------------

Transportation--0.55%
  Canadian National Railway Co                         18,480     $     768,029
  Union Pacific Corp                                   13,070           782,501
                                                                  -------------
                                                                      1,550,530
                                                                  -------------

Utilities & Power--2.99%
  Devon Energy Corp                                    21,630           992,817
  El Paso Corp                                        739,700         5,148,312
  KeySpan Corp                                         26,590           937,028
  NiSource Inc                                         42,360           847,196
  WGL Holdings Inc                                     20,130           481,506
                                                                  -------------
                                                                      8,406,859
                                                                  -------------

Total Common Stock
  (Cost $279,532,154)                                               278,915,429
                                                                  -------------

--------------------------------------------------------------------------------
SHORT TERM
INVESTMENTS--1.38%                                   SHARES           VALUE
--------------------------------------------------------------------------------

Short Term Investment Trust--0.97%
  Securities Lending Quality Trust
  1.60% yield as of December 31, 2002               2,731,392         2,731,392
                                                                  -------------

Short Term Investment Fund--0.41%
  State Street Global Advisors
  Money Market Fund
  1.074% yield as of December 31, 2002              1,149,619         1,149,619
                                                                  -------------

Total Short Term Investments
  (Cost $3,881,011)                                                   3,881,011
                                                                  -------------

Total Investments--100.60%
  (Cost $283,413,165)                                               282,796,440
                                                                  -------------

Other Assets and Liabilities-- -0.60%                                (1,688,936)
                                                                  -------------

Total Net Assets--100%                                            $ 281,107,504
                                                                  =============

--------------------------------------------------------------------------------

         See notes to financial statements and notes to schedules of investments

                             www.PreferredGroup.com

50  SCHEDULES OF INVESTMENTS


                                                   December 31, 2002 (unaudited)

Schedules of Investments

-------------------------------
Preferred Asset Allocation Fund
--------------------------------------------------------------------------------
COMMON STOCK--52.56%                                   SHARES         VALUE
--------------------------------------------------------------------------------

Aerospace--0.88%
  Boeing Co                                             5,672     $     187,119
  General Dynamics Corp                                 1,420           112,705
  Lockheed Martin Corp                                  2,988           172,557
  Northrop Grumman Corp                                 1,213           117,661
  Raytheon Co                                           2,870            88,253
  Rockwell Collins Inc                                  1,850            43,031
  United Technologies Corp                              3,610           223,603
                                                                  -------------
                                                                        944,929
                                                                  -------------

Automotive--0.38%
  Cooper Tire & Rubber Co                                 200             3,068
  Cummins Engine Inc                                      100             2,813
  Dana Corp                                             2,378            27,965
  Delphi Automotive Systems Corp                        4,995            40,210
  Eaton Corp                                              450            35,150
  Ford Motor Co                                        11,587           107,759
  General Motors Corp                                   3,860           142,280
  Goodyear Tire and Rubber Co                             600             4,086
  Navistar International Corp *                           210             5,105
  Paccar Inc                                              790            36,443
  Visteon Corp                                            458             3,188
                                                                  -------------
                                                                        408,067
                                                                  -------------

Banks--3.99%
  AmSouth Bancorp                                       2,500            48,000
  Bank Of America Corp                                 10,552           734,103
  Bank Of New York Co Inc                               5,380           128,905
  Bank One Corp                                         7,428           271,493
  BB&T Corp                                             3,760           139,082
  Charter One Financial Inc                             2,394            68,780
  Comerica Inc                                          1,740            75,238
  Fifth Third Bancorp                                   3,353           196,318
  First Tennessee National Corp                           400            14,376
  FleetBoston Financial Corp                            7,409           180,039
  JP Morgan Chase & Co                                 14,187           340,488
  Keycorp                                               1,400            35,196
  Marshall & Ilsley Corp                                1,700            46,546
  MBNA Corp                                             9,638           183,315
  National City Corp                                    4,300           117,476
  North Fork Bancorporation Inc                           500            16,870
  PNC Financial Services Group Inc                      2,120            88,828
  Regions Financial Corp                                  700            23,352
  Southtrust Corp                                       2,800            69,580
  State Street Corp                                     2,240            87,360
  Suntrust Banks Inc                                    1,640            93,349
  TMP Worldwide Inc *                                     400             4,524
  Union Planters Corp                                     650            18,291
  U.S. Bancorp                                         14,833           314,756
  Wachovia Corp                                        10,698           389,835
  Wells Fargo & Co                                     11,980           561,503
  Zions Bancorp                                           750            29,512
                                                                  -------------
                                                                      4,277,115
                                                                  -------------

Chemicals--0.76%
  Air Products & Chemicals Inc                          1,420            60,705
  Dow Chemical Co                                       6,368           189,130
  Du Pont (E.I.) de Nemours & Co                        7,014           297,394
  Eastman Chemical Co                                     225             8,273
  Engelhard Corp                                        1,225            27,379
  Freeport McMoran Copper & Gold Inc *                  1,600            26,848
  Goodrich Corp                                           400             7,328
  Great Lakes Chemical Corp                               200             4,776
  Hercules Inc *                                        3,800            33,440
  International Flavors & Fragrances Inc                  950            33,345
  Praxair Inc                                           1,140            65,858
  Rohm & Haas Co                                        1,746            56,710
                                                                  -------------
                                                                        811,186
                                                                  -------------

Computer Software--2.98%
  Adobe Systems Inc                                     1,600            39,682
  Autodesk Inc                                            400             5,720
  Automatic Data Processing Inc                         4,250           166,813
  BMC Software Inc. *                                     800            13,688
  Citrix Systems Inc *                                  2,200            27,104
  Computer Associates International Inc                 4,008            54,108
  Computer Sciences Inc *                               1,450            49,953
  Compuware Corp *                                      1,300             6,240
  Comverse Technology Inc *                               600             6,012
  Electronic Data Systems Corp                          3,520            64,874
  First Data Corp                                       5,520           195,463
  Intuit Inc *                                          1,600            75,072
  Mercury Interactive Corp *                              850            25,203
  Microsoft Corp *                                     37,460         1,936,682
  Novell Inc *                                          1,200             4,008
  Nvidia Corp *                                           500             5,755
  Oracle Corp *                                        37,978           410,162
  Parametric Technology Corp *                            900             2,268
  Peoplesoft Inc *                                      2,120            38,796
  Rational Software Corp *                                700             7,273
  Siebel Systems Inc *                                  1,600            11,968
  Veritas Software Corp *                               3,090            48,266
                                                                  -------------
                                                                      3,195,110
                                                                  -------------

Conglomerates--0.33%
  Cintas Corp                                             600            27,450
  Honeywell International Inc                           6,116           146,784
  Household International Inc                           3,573            99,365
  Pall Corp                                               433             7,222
  PerkinElmer Inc                                       2,800            23,100
  Pinnacle West Capital Corp                              300            10,227
  Rockwell International Inc                            1,890            39,142
                                                                  -------------
                                                                        353,290
                                                                  -------------

Consumer Products--4.08%
  Alberto-Culver Co                                       200            10,080
  Anheuser-Busch Cos Inc                                6,110           295,724
  Avon Products Inc                                       800            43,096
  Bed Bath & Beyond Inc *                               2,000            69,060
  Best Buy Co Inc *                                     2,330            56,270
  BJ Services Co *                                      1,100            35,541
  Brown-Forman Corp                                       200            13,072
  Circuit City Stores Inc                                 700             5,194
  Clorox Co                                             1,600            66,000
  Coca-Cola Co                                         16,710           732,232
  Coca-Cola Enterprises Inc                             3,800            82,536
  Colgate-Palmolive Co                                  3,850           201,856
  Coors (Adolph) Co                                       100             6,125
  Ecolab Inc                                              400            19,800
  Fortune Brands Inc                                    1,050            48,836
  Gillette Co                                           6,060           183,982

--------------------------------------------------------------------------------

See notes to financial statements and notes to schedules of investments

Preferred Asset Allocation Fund Cont.

--------------------------------------------------------------------------------
COMMON STOCK                                           SHARES         VALUE
--------------------------------------------------------------------------------

Consumer Products (continued)
  Harley-Davidson Inc                                   1,940     $      89,628
  Liz Claiborne Inc                                     1,500            44,475
  Masco Corp                                            4,190            88,200
  Maytag Corp                                           1,100            31,350
  Newell Rubbermaid Inc                                 1,459            44,251
  Nike Inc                                              1,780            79,157
  Pepsi Bottling Group Inc                              1,900            48,830
  Pepsico Inc                                          12,203           515,211
  Philip Morris Cos Inc                                14,490           587,280
  Procter & Gamble Co                                   8,910           765,725
  RadioShack Corp                                         600            11,244
  Reebok International Ltd *                            1,100            32,340
  Starbucks Corp *                                      2,150            43,817
  Tupperware Corp                                         200             3,016
  UST Inc                                               1,180            39,447
  VF Corp                                               1,430            51,552
  Whirlpool Corp                                          600            31,332
                                                                  -------------
                                                                      4,376,259
                                                                  -------------

Containers & Packing--0.13%
  Ball Corp                                               500            25,595
  Bemis Inc                                             1,000            49,630
  Pactiv Corp *                                         1,850            40,441
  Sealed Air Corp *                                       260             9,698
  Temple Inland Inc                                       200             8,962
                                                                  -------------
                                                                        134,326
                                                                  -------------

Discount & Fashion Retailing--2.91%
  Autozone Inc *                                          800            56,520
  Big Lots Inc *                                          400             5,292
  Costco Wholesale Corp *                               2,800            78,568
  Dillard's Inc/AR                                        300             4,758
  Dollar General Corp                                   2,452            29,301
  Family Dollar Stores Inc                              1,300            40,573
  Federated Department Stores Inc *                     1,830            52,631
  Gap Inc                                               3,337            51,790
  Home Depot Inc                                       16,544           396,394
  JC Penney Inc                                         2,300            52,923
  Kohls Corp *                                          2,400           134,280
  Limited Brands Inc                                    3,692            51,430
  Lowe's Companies Inc                                  5,680           213,000
  May Department Stores Co                              2,385            54,807
  Nordstrom Inc                                           500             9,485
  Sears Roebuck & Co                                    2,480            59,396
  Target Corp                                           6,650           199,500
  Tiffany & Co                                            500            11,955
  TJX Cos Inc                                           3,550            69,296
  Toys R Us Inc *                                       1,950            19,500
  Wal-Mart Stores Inc                                  30,190         1,524,897
                                                                  -------------
                                                                      3,116,296
                                                                  -------------

Electrical & Electronics--3.56%
  Advanced Micro Devices Inc *                          1,200             7,752
  Agilent Technologies *                                3,323            59,681
  Altera Corp *                                         2,860            35,264
  Ameren Corp                                             500            20,785
  Analog Devices Inc *                                  2,760            65,881
  Applied Micro Circuits Corp *                         1,000             3,690
  Broadcom Corp *                                       2,230            33,584
  Calpine Corp *                                        1,300             4,238
  Centerpoint Energy Inc                                3,052            25,942
  Consolidated Edison Inc                                 700            29,974
  Emerson Electric Co                                   2,660           135,261
  General Electric Co                                  69,280         1,686,968
  Intel Corp                                           47,110           733,503
  Jabil Circuit Inc *                                   2,000            35,840
  Johnson Controls Inc                                    600            48,102
  KLA Tencor Corp *                                     1,250            44,213
  Linear Technology Corp                                2,450            63,014
  LSI Logic Corp *                                      4,050            23,369
  Maxim Integrated Products Inc                         2,460            81,278
  Micron Technology Inc *                               4,110            40,031
  Millipore Corp *                                        850            28,900
  Molex Inc                                               625            14,400
  Motorola Inc                                         17,621           152,422
  National Semiconductor Corp *                           600             9,006
  PMC Sierra Inc *                                        600             3,336
  Power-One Inc *                                         300             1,701
  QLogic Corp *                                           800            27,608
  Sanmina Corp *                                        1,800             8,082
  Solectron Corp *                                      2,800             9,940
  Symbol Technologies Inc                               2,700            22,194
  Teco Energy Inc                                         600             9,282
  Tektronix Inc *                                         300             5,457
  Teradyne Inc *                                        1,850            24,069
  Texas Instruments Inc                                13,110           196,781
  Thermo Electron Corp *                                2,250            45,270
  Thomas & Betts Corp *                                 1,550            26,195
  Xilinx Inc *                                          3,030            62,418
                                                                  -------------
                                                                      3,825,431
                                                                  -------------

Finance-Other--4.35%
  AMBAC Financial Group Inc                             1,100            61,864
  American Express Co                                   9,130           322,746
  Bear Stearns Cos Inc                                    871            51,737
  Capital One Financial Corp                            1,640            48,741
  Charles Schwab Corp                                   8,565            92,930
  Cincinnati Financial Corp                               500            18,775
  Citigroup Inc                                        35,580         1,252,060
  Countrywide Credit Industries Inc                       950            49,068
  Equifax Inc                                           1,400            32,396
  Federal Home Loan Mortgage Corp                       4,950           292,298
  Federal National Mortgage Association                 6,960           447,737
  Golden West Financial Corp                            1,500           107,715
  Goldman Sachs Group Inc                               3,100           211,110
  H&R Block Inc                                         1,700            68,340
  Huntington Bancshares Inc                               780            14,594
  Janus Capital Group Inc                                 700             9,149
  Jefferson Pilot Corp                                    437            16,654
  John Hancock Financial Services                       2,700            75,330
  Lehman Brothers Holdings Inc                          1,580            84,198
  Mellon Financial Corp                                 1,400            36,554
  Merrill Lynch & Co Inc                                6,100           231,495
  Morgan Stanley Dean Witter & Co                       7,846           313,212
  Northern Trust Corp                                   1,400            49,070
  Paychex Inc                                           2,645            73,796
  Principal Financial Group                             2,950            88,884
  Progressive Corp                                      1,300            64,519
  Providian Financial Corp *                            3,600            23,364
  Prudential Financial Inc                              3,050            96,807

--------------------------------------------------------------------------------

         See notes to financial statements and notes to schedules of investments

                             www.PreferredGroup.com

52  SCHEDULES OF INVESTMENTS


                                                   December 31, 2002 (unaudited)

Schedules of Investments

Preferred Asset Allocation Fund Cont.

--------------------------------------------------------------------------------
COMMON STOCK                                           SHARES         VALUE
--------------------------------------------------------------------------------

Finance-Other (continued)
  SLM Corp                                                650     $      67,509
  Synovus Financial Corp                                2,000            38,800
  T Rowe Price Group Inc                                  400            10,912
  Washington Mutual Inc                                 6,445           222,546
  XL Capital Ltd                                        1,100            84,975
                                                                  -------------
                                                                      4,659,885
                                                                  -------------

Food--1.26%
  Albertsons Inc                                        3,778            84,098
  Archer Daniels Midland Co                             6,338            78,591
  Campbell Soup Co                                      3,000            70,410
  ConAgra Inc                                           3,900            97,539
  Del Monte Foods Co *                                      2                14
  General Mills Inc                                     2,650           124,418
  Hershey Foods Corp                                      990            66,766
  HJ Heinz Co                                           2,350            77,245
  Kellogg Co                                            2,300            78,821
  Kroger Co *                                           5,630            86,984
  Monsanto Co                                           2,092            40,271
  RJ Reynolds Tobacco Holdings Inc                        500            21,055
  Safeway Inc *                                         3,250            75,920
  Sara Lee Corp                                         7,050           158,696
  Supervalu Inc                                         2,350            38,799
  Sysco Corp                                            4,010           119,458
  Winn Dixie Stores Inc                                 1,850            28,268
  WM Wrigley Jr Co                                        800            43,904
  Yum! Brands Inc *                                     2,366            57,305
                                                                  -------------
                                                                      1,348,562
                                                                  -------------

Fuel--3.45%
  Amerada Hess Corp                                       940            51,747
  Anadarko Petroleum Corp                               1,868            89,477
  Apache Corp                                           1,000            56,990
  Ashland Inc                                             750            21,398
  Baker Hughes Inc                                      2,440            78,544
  Burlington Resources Inc                                705            30,068
  ChevronTexaco Corp                                    7,525           500,262
  Comcast Corp *                                       12,859           303,087
  ConocoPhillips                                        4,872           235,756
  Dynegy Inc                                            1,200             1,416
  El Paso Corp                                          5,151            35,851
  Exxon Mobil Corp                                     47,078         1,644,905
  Halliburton Co                                        3,450            64,550
  Kerr-McGee Corp                                         321            14,220
  Kinder Morgan Inc                                     1,350            57,065
  Marathon Oil Corp                                     2,570            54,715
  Nabors Industries Ltd *                                 500            17,635
  Noble Drilling Corp *                                 1,450            50,968
  Occidental Petroleum Inc                              4,000           113,800
  Rowan Companies Inc                                     300             6,810
  Schlumberger Ltd                                      4,330           182,250
  Transocean Sedco Forex Inc                            2,650            61,480
  Unocal Corp                                             900            27,522
                                                                  -------------
                                                                      3,700,516
                                                                  -------------

Health Care--8.05%
  Abbott Laboratories                                  10,610           424,400
  Allergan Inc                                            970            55,891
  AmerisourceBergen Corp                                1,000            54,310
  Amgen Inc *                                           8,884           429,453
  Anthem Inc *                                          1,000            62,900
  Applera Corp-Applied
    Biosystems Group                                      700            12,278
  Bard (C.R.) Inc                                         650            37,700
  Bausch & Lomb Inc                                       200             7,200
  Baxter International Inc                              4,190           117,320
  Becton Dickerson & Co                                 2,300            70,587
  Biogen Inc *                                            500            20,030
  Biomet Inc                                              825            23,645
  Boston Scientific Corp *                              2,830           120,332
  Bristol-Myers Squibb Co                              13,260           306,969
  Cardinal Health Inc                                   3,280           194,143
  Chiron Corp *                                         1,350            50,760
  CVS Corp                                              3,150            78,656
  Eli Lilly & Co                                        7,618           483,743
  Forest Labs Inc *                                     1,470           144,383
  Genzyme Corp *                                        1,000            29,570
  Guidant Corp *                                        2,180            67,253
  HCA Inc                                               3,749           155,584
  Health Management Associates Inc                      2,000            35,800
  Healthsouth Corp *                                    1,300             5,460
  Humana Inc *                                            500             5,000
  IMS Health Inc                                        2,200            35,200
  Johnson & Johnson                                    20,976         1,126,621
  King Pharmaceuticals Inc *                            1,756            30,186
  Manor Care Inc *                                        300             5,583
  McKesson HBOC Inc                                     2,546            68,818
  Medimmune Inc *                                       2,010            54,612
  Medtronic Inc                                         8,000           364,800
  Merck & Co Inc                                       15,670           887,079
  Pfizer Inc                                           43,165         1,319,554
  Pharmacia Corp                                        9,074           379,293
  Quest Diagnostics *                                     550            31,295
  Quintiles Transnational Corp *                        2,000            24,200
  Schering Plough Corp                                  9,310           206,682
  Sigma-Aldrich Corp                                      500            24,350
  St Jude Medical Inc *                                 1,600            63,552
  Stryker Corp                                          1,520           102,022
  Tenet Healthcare Corp *                               3,415            56,006
  United Healthcare Corp                                2,100           175,350
  Walgreen Co                                           6,740           196,741
  Watson Pharmaceuticals Inc *                          1,300            36,751
  Wellpoint Health Networks Inc *                       1,000            71,160
  Wyeth                                                 9,420           352,308
  Zimmer Holdings Inc *                                   670            27,818
                                                                  -------------
                                                                      8,633,348
                                                                  -------------

Housing & Real Estate--0.30%
  American Standard Cos Inc *                             400            28,456
  Centex Corp                                             200            10,040
  Equity Office Properties Trust                        2,900            72,442
  Equity Residential Properties Trust                   1,900            46,702
  KB Home                                                 200             8,570
  PPG Industries Inc                                    1,100            55,165
  Pulte Corp                                              200             9,574
  Sherwin-Williams Co                                   1,700            48,025
  Simon Property Group Inc REIT                         1,250            42,588
                                                                  -------------
                                                                        321,562
                                                                  -------------

--------------------------------------------------------------------------------

See notes to financial statements and notes to schedules of investments

Preferred Asset Allocation Fund Cont.

--------------------------------------------------------------------------------
COMMON STOCK                                           SHARES         VALUE
--------------------------------------------------------------------------------

Insurance--2.24%
  Ace Ltd                                               1,900     $      55,746
  Aetna Inc                                             1,379            56,704
  Aflac Inc                                             3,140            94,577
  Allstate Corp                                         5,288           195,603
  American International Group Inc                     17,747         1,026,664
  AON Corp                                              2,075            39,197
  Chubb Corp                                            1,100            57,420
  Cigna Corp                                            1,100            45,232
  Hartford Financial Services Group                     1,910            86,771
  Lincoln National Corp                                 1,300            41,054
  Loews Corp                                            1,340            59,576
  Marsh & McLennan Cos Inc                              2,910           134,471
  MBIA Inc                                              1,350            59,211
  Metlife Inc                                           5,520           149,261
  MGIC Investment Corp                                    680            28,084
  Safeco Corp                                             500            17,335
  St Paul Cos Inc                                       1,782            60,677
  Torchmark Corp                                        1,450            52,969
  Travelers Property Casualty
    Corp - Series A *                                       7               103
  Travelers Property Casualty
    Corp - Series B *                                   7,318           107,209
  UnumProvident Corp                                    2,184            38,307
                                                                  -------------
                                                                      2,406,171
                                                                  -------------

Leisure Time Industries--0.93%
  American Greetings Corp *                             1,700            26,860
  Brunswick Corp                                          300             5,958
  Carnival Corp                                         4,440           110,778
  Comcast Corp                                          2,544            57,469
  Darden Restaurants Inc                                  550            11,248
  Eastman Kodak Co                                      1,000            35,040
  Electronic Arts Inc *                                 1,250            62,213
  Harrahs Entertainment Inc *                           1,350            53,460
  Hasbro Inc                                              625             7,219
  Hilton Hotels Corp                                    1,300            16,523
  International Game Technology *                         800            60,736
  Marriott International Inc                            1,880            61,796
  Mattel Inc                                            3,422            65,531
  McDonalds Corp                                        9,370           150,670
  Starwood Hotels & Resorts
    Worldwide Inc                                         700            16,618
  Walt Disney Co                                       14,210           231,765
  Wendy's International Inc                             1,000            27,070
                                                                  -------------
                                                                      1,000,954
                                                                  -------------

Manufacturing--1.49%
  3M Co                                                 2,660           327,978
  Applied Materials Inc *                              11,040           143,851
  Avery Dennison Corp                                     400            24,432
  Black & Decker Corp                                     850            36,457
  Caterpillar Inc^                                      2,060            94,183
  Cooper Industries Ltd                                   900            32,805
  Corning Inc *                                         3,900            12,909
  Crane Co                                                200             3,986
  Danaher Corp                                          1,120            73,584
  Deere & Co                                            2,250           103,163
  Dover Corp                                            1,500            43,740
  Illinois Tool Works Inc                               2,240           145,286
  Ingersoll-Rand Co                                     1,170            50,380
  ITT Industries Inc                                      800            48,552
  Jones Apparel Group Inc *                             1,000            35,440
  Leggett & Platt Inc                                   1,700            38,148
  Parker Hannifin Corp                                    425            19,605
  Snap-On Inc                                             200             5,622
  Stanley Works                                           300            10,374
  Textron Inc                                           1,410            60,616
  Tyco International Ltd                               14,399           245,935
  Vulcan Materials Co                                     300            11,250
  Waters Corp *                                         1,250            27,225
                                                                  -------------
                                                                      1,595,521
                                                                  -------------

Metals & Mining--0.27%
  Alcoa Inc                                             5,948           135,495
  Allegheny Technologies Inc                              288             1,794
  Newmont Mining Corp                                   2,168            62,937
  Nucor Corp                                              600            24,780
  Phelps Dodge Corp *                                     275             8,704
  United States Steel Corp                              1,860            24,403
  Worthington Industries Inc                            2,150            32,766
                                                                  -------------
                                                                        290,879
                                                                  -------------

Office Equipment &
Computers--2.99%
  American Power Conversion Corp *                        700            10,605
  Apple Computer Inc *                                  1,200            17,196
  Boise Cascade Corp                                      200             5,044
  Cisco Systems Inc *                                  51,660           676,746
  Dell Computer Corp *                                 18,340           490,412
  Deluxe Corp                                             200             8,420
  EMC Corp *                                           15,080            92,591
  Gateway Inc *                                         1,100             3,454
  Hewlett Packard Co                                   21,764           377,823
  International Business Machines Corp                 11,770           912,175
  JDS Uniphase Corp *                                   4,800            11,856
  Lexmark International Group Inc *                     1,030            62,315
  NCR Corp *                                              300             7,122
  Network Appliance Inc *                               2,700            27,000
  Novellus Systems Inc *                                  500            14,040
  Pitney Bowes Inc                                      1,920            62,707
  Qualcomm Inc *                                        5,670           206,331
  Staples Inc *                                         3,650            66,795
  Sun Microsystems Inc *                               10,500            32,655
  Sungard Data Systems Inc *                            2,200            51,832
  Unisys Corp *                                         2,800            27,720
  Xerox Corp *                                          5,600            45,080
                                                                  -------------
                                                                      3,209,919
                                                                  -------------

Paper & Forest Products--0.38%
  Georgia-Pacific Corp                                  1,958            31,641
  International Paper Co                                3,008           105,190
  Kimberly-Clark Corp                                   3,746           177,823
  Louisiana-Pacific Corp *                                400             3,224
  MeadWestvaco Corp                                       988            24,413
  Plum Creek Timber Co Inc REIT                         1,300            30,680
  Weyerhaeuser Co                                         700            34,447
                                                                  -------------
                                                                        407,418
                                                                  -------------

--------------------------------------------------------------------------------

         See notes to financial statements and notes to schedules of investments

                             www.PreferredGroup.com

54  SCHEDULES OF INVESTMENTS


                                                   December 31, 2002 (unaudited)

Schedules of Investments

Preferred Asset Allocation Fund Cont.

--------------------------------------------------------------------------------
COMMON STOCK                                           SHARES         VALUE
--------------------------------------------------------------------------------

Publishing & Broadcasting--1.44%
  AOL Time Warner Inc *                                31,420     $     411,602
  Clear Channel Communications *                        4,430           165,195
  Dow Jones & Co Inc                                      300            12,969
  Gannett Inc                                           2,030           145,754
  Knight-Ridder Inc                                       800            50,600
  McGraw-Hill Cos Inc                                   1,770           106,979
  Meredith Corp                                           200             8,222
  New York Times Co                                       800            36,584
  Tribune Co                                            2,400           109,104
  Viacom Inc (Non-Voting) *                            12,232           498,576
                                                                  -------------
                                                                      1,545,585
                                                                  -------------

Service Industries--1.44%
  Allied Waste Industries Inc *                           700             7,000
  Apollo Group Inc *                                    1,500            66,000
  Cendant Corp *                                        7,628            79,941
  Concord EFS Inc *                                     3,860            60,756
  Convergys Corp *                                      1,620            24,543
  eBay Inc *                                            2,100           142,422
  Fedex Corp                                            2,202           119,392
  Fiserv Inc *                                          1,950            66,203
  Fluor Corp                                            1,050            29,400
  Franklin Resources Inc                                1,700            57,936
  Genuine Parts Co                                        550            16,940
  Interpublic Group Cos Inc                             2,780            39,142
  McDermott International Inc *                           200               876
  Moody's Corp                                          1,000            41,290
  Office Depot Inc *                                    2,400            35,424
  Omnicom Group Inc                                     1,270            82,042
  Robert Half International Inc *                         600             9,666
  RR Donnelley & Sons Co                                  400             8,708
  Sabre Holdings Corp *                                   492             8,910
  United Parcel Service Inc                             7,300           460,484
  Waste Management Inc                                  4,239            97,158
  WW Grainger Inc                                         300            15,465
  Yahoo Inc *                                           4,300            70,305
                                                                  -------------
                                                                      1,540,003
                                                                  -------------

Telecommunications--2.32%
  ADC Telecommunications Inc *                          2,700             5,643
  Alltel Corp                                           2,430           123,930
  Andrew Corp *                                           305             3,135
  AT&T Corp                                             5,713           149,166
  AT&T Wireless Group *                                18,202           102,841
  Avaya Inc *                                           1,218             2,984
  BellSouth Corp                                       13,210           341,743
  CenturyTel Inc                                        2,050            60,229
  CIENA Corp *                                          1,500             7,710
  Citizens Communications Co *                            900             9,495
  Lucent Technologies Inc                              11,521            14,516
  Nextel Communications Inc *                           6,940            80,157
  Qwest Communications
    International *                                     5,752            28,760
  SBC Communications Inc                               23,452           635,784
  Scientific-Atlanta Inc                                  500             5,930
  Sprint Corp - Fon Group                               8,280           119,894
  Sprint Corp - PCS Group *                             3,400            14,892
  Tellabs Inc *                                         3,250            23,628
  Univision Communications Inc *                          800            19,600
  Verizon Communications Inc                           19,108           740,435
                                                                  -------------
                                                                      2,490,472
                                                                  -------------

Transportation--0.34%
  AMR Corp *                                            1,050             6,930
  Burlington Northern Santa Fe Corp                     2,602            67,678
  CSX Corp                                              1,460            41,333
  Delta Airlines Inc                                      850            10,285
  Norfolk Southern Corp                                 2,700            53,973
  Ryder Systems Inc                                       200             4,488
  Southwest Airlines Co                                 5,268            73,225
  Union Pacific Corp                                    1,810           108,365
                                                                  -------------
                                                                        366,277
                                                                  -------------

Utilities & Power--1.31%
  AES Corp *                                            1,800             5,436
  Allegheny Energy Inc                                    400             3,024
  American Electric Power                               2,710            74,064
  Cinergy Corp                                            606            20,434
  CMS Energy Corp                                       1,950            18,408
  Constellation Energy Group Inc                        1,610            44,790
  Devon Energy Corp                                     1,200            55,080
  Dominion Resources Inc                                2,312           126,929
  DTE Energy Co                                           600            27,840
  Duke Energy Co                                        6,302           123,141
  Edison International *                                2,680            31,758
  Entergy Corp                                          1,890            86,165
  EOG Resources Inc                                       400            15,968
  Exelon Corp                                           2,167           114,353
  First Energy Corp                                     2,781            91,690
  FPL Group Inc                                           600            36,078
  Keyspan Corp                                            500            17,620
  Mirant Corp *                                         1,373             2,595
  Nicor Inc                                               100             3,403
  NiSource Inc                                            837            16,740
  Peoples Energy Corp                                     100             3,865
  PG&E Corp *                                           2,960            41,144
  PPL Corp                                              1,450            50,286
  Progress Energy Inc CVO                               1,752            75,949
  Public Service Enterprise Group Inc                   2,050            65,805
  Sempra Energy                                         2,100            49,665
  Southern Co                                           4,550           129,175
  Sunoco Inc                                              300             9,950
  TXU Corp                                              2,197            41,036
  Williams Cos Inc                                      1,710             4,613
  XCEL Energy Inc                                       3,315            36,462
                                                                  -------------
                                                                      1,423,466
                                                                  -------------

Total Common Stock
  (Cost $75,487,873)                                                 56,382,547
                                                                  -------------

--------------------------------------------------------------------------------

See notes to financial statements and notes to schedules of investments

Preferred Asset Allocation Fund Cont.

--------------------------------------------------------------------------------
FIXED INCOME--19.80%                                  PAR             VALUE
--------------------------------------------------------------------------------

U.S. Treasury--19.80%
  United States Treasury Bonds
    5.25% November 15, 2028 #                     $   810,000     $     846,039
    5.25% February 15, 2029 #                         620,000           647,876
    5.50% August 15, 2028 #                           360,000           388,969
    6.00% February 15, 2026 #                         270,000           309,414
    6.125% November 15, 2027 #                        540,000           630,935
    6.125% August 15, 2029 #                          704,000           826,485
    6.25% August 15, 2023 #                           860,000         1,010,366
    6.25% May 15, 2030 #                              450,000           538,506
    6.375% August 15, 2027 #                          215,000           258,420
    6.50% November 15, 2026 #                         295,000           359,082
    6.625% February 15, 2027 #                        680,000           840,066
    6.75% August 15, 2026 #                           210,000           262,738
    6.875% August 15, 2025 #                          255,000           322,525
    7.125% February 15, 2023 #                        645,000           830,588
    7.25% June 15, 2026 #                             970,000         1,242,055
    7.25% August 15, 2022 #                           225,000           292,825
    7.50% November 15, 2016 #                         525,000           686,560
    7.50% November 15, 2024 #                         314,000           423,495
    7.625% November 15, 2022 #                        150,000           202,805
    7.625% February 15, 2025 #                        445,000           608,190
    7.875% February 15, 2021 #                        265,000           363,599
    8.00% November 15, 2021 #                         865,000         1,205,256
    8.125% August 15, 2019 #                        1,285,000         1,789,865
    8.125% May 15, 2021 #                             250,000           351,377
    8.125% August 15, 2021 #                          405,000           569,943
    8.50% February 15, 2020 #                         180,000           259,474
    8.75% May 15, 2017 #                              335,000           484,337
    8.75% May 15, 2020 #                              185,000           272,832
    8.75% August 15, 2020 #                           345,000           509,414
    8.875% August 15, 2017 #                          245,000           358,073
    8.875% February 15, 2019 #                        335,000           494,675
    9.00% November 15, 2018 #                         310,000           461,537
    9.125% May 15, 2018 #                             155,000           232,197
    9.25% February 15, 2016 #                         125,000           185,488
    10.625% August 15, 2015 #                         175,000           282,563
    11.25% February 15, 2015 #                        305,000           507,932
    11.75% November 15, 2014 #                        135,000           203,012
    12.00% August 15, 2013 #                          575,000           837,276
    12.50% August 15, 2014 #                           30,000            46,098
    13.25% May 15, 2014 #                             185,000           290,195
                                                                  -------------
                                                                     21,233,082
                                                                  -------------

Total Fixed Income
  (Cost $18,332,382)                                                 21,233,082
                                                                  -------------

Total Long Term Assets
  (Cost $93,820,255)                                                 77,615,629
                                                                  -------------

--------------------------------------------------------------------------------
SHORT TERM
INVESTMENTS--43.64%                                PAR/SHARES         VALUE
--------------------------------------------------------------------------------

Commercial Paper--16.85%
  American Honda Finance
    1.30% February 20, 2003 @#                    $ 1,000,000     $     999,757
    1.32% February 11, 2003@#                       1,000,000           998,497
    1.75% January 6, 2003 @#                          700,000           698,736
  BP America Inc
    1.28% February 6, 2003 @#                       1,000,000           999,039
    1.28% March 17, 2003 @#                         1,000,000           998,720
    1.73% January 21, 2003 @#                         700,000           698,262
  Ciesco LP
    1.32% February 14, 2003 @#                      2,100,000         2,096,612
  Coca-Cola Co
    1.28% March 7, 2003 @#                          2,000,000         1,995,676
  General Electric Capital Corp
    1.25% January 2, 2003 @#                        1,593,553         1,593,498
  International Business Machines Co
    1.25% February 14, 2003 @#                      2,000,000         1,996,944
  International Lease Financing
    1.50% February 3, 2003 @#                       2,500,000         2,496,563
  Paccar Financial Corp
    1.29% January 9, 2003 @#                        2,500,000         2,499,283
                                                                  -------------
                                                                     18,071,587
                                                                  -------------

Repurchase Agreements--4.46%
  State Street Repo 0.50%
  January 2, 2003 (Cost - $4,785,000)
  (Dated December 31, 2002, due
  January 2, 2003, collateralized by
  $4,440,000 U.S. Treasury Bond
  4.75% November 15, 2008,
  Market Value $4,884,000,
  Repurchase Proceeds $4,785,133)                   4,785,000         4,785,000
                                                                  -------------

Short Term Investment Fund--1.31%
  State Street Global Advisors
  Money Market Fund
  1.074% yield as of December 31, 2002              1,407,685         1,407,685
                                                                  -------------

Short Term Investment Trust--14.23%
  Securities Lending Quality Trust
  1.60% yield as of December 31, 2002              15,261,940        15,261,940
                                                                  -------------

U.S. Treasury--6.79%
  United States Treasury Bills
    1.185% March 13, 2003 #                         5,000,000         4,988,315
    1.15% March 20, 2003 #                          2,300,000         2,294,268
                                                                  -------------
                                                                      7,282,583
                                                                  -------------

Total Short Term Investments
  (Cost $46,808,368)                                                 46,808,795
                                                                  -------------

Total Investments--116.00%
  (Cost $140,628,623)                                               124,424,424
                                                                  -------------

Other Assets and Liabilities-- -16.00%                              (17,161,622)
                                                                  -------------

Total Net Assets--100%                                            $ 107,262,802
                                                                  =============

--------------------------------------------------------------------------------

         See notes to financial statements and notes to schedules of investments

                             www.PreferredGroup.com

56  SCHEDULES OF INVESTMENTS


                                                   December 31, 2002 (unaudited)

Schedules of Investments

---------------------------
Preferred Fixed Income Fund
--------------------------------------------------------------------------------
FIXED INCOME--93.88%                                 PAR+             VALUE
--------------------------------------------------------------------------------

Asset Backed--3.39%
  CDC Mortgage Capital Trust
    1.91% November 25, 2032 ###                  $  2,194,697     $   2,197,913
  Countrywide Home Equity Trust
    1.77% November 15, 2028 ###                     1,845,873         1,842,701
  Mesa Trust Asset Backed Certificates
    12.00% April 18, 2005 IO                        1,600,000           171,200
  Residential Asset Securities Corp
    1.70% March 25, 2029 ###                        1,752,064         1,752,060
  Structured Asset Securities Corp
    1.92% August 25, 2032 ###                       2,066,228         2,069,651
                                                                  -------------
                                                                      8,033,525
                                                                  -------------

Collateralized Mortgage
Obligations--3.21%
  Morgan Stanley Dean Witter & Co
    5.80% April 1, 2007                               825,000           894,911
  Deutsche Mortgage and Asset
    Receiving Corp
    6.538% February 15, 2008                        2,100,000         2,307,216
  GMAC Commercial Mortgage
    Securities
    6.70% May 15, 2030                              2,100,000         2,299,168
  IMPAC CMB Trust
    1.88% August 25, 2032 ###                       2,095,906         2,095,906
                                                                  -------------
                                                                      7,597,201
                                                                  -------------

Electric--1.88%
  Calpine Corp
    7.75% April 15, 2009                               18,000             7,560
    8.50% February 15, 2011                            86,000            37,410
    8.625% August 15, 2010                             20,000             8,500
  Chesapeake Energy Corp
    8.125% April 1, 2011                               80,000            82,400
  CMS Energy Corp
    9.875% October 15, 2007                           130,000           123,500
  Dominion Resources Inc
    8.125% June 15, 2010                              470,000           546,798
  Duke Energy Co
    6.25% January 15, 2012                            165,000           172,206
  First Energy Corp
    5.50% November 15, 2006                           325,000           326,835
  Flextronics International Ltd
    9.875% July 1, 2010                                85,000            91,588
  Hydro-Quebec
    7.50% April 1, 2016                               975,000         1,216,821
  Mid-American Energy Corp
    6.75% December 30, 2031                           165,000           171,719
  Niagara Mohawk Power Corp
    7.75% October 1, 2008                           1,150,000         1,328,570
  Oncor Electric Delivery Co
    6.375% January 15, 2015 **                        100,000           102,052
  Sanmina-SCI Corp
    10.375% January 15, 2010 **                        20,000            20,200
  Sonat Inc
    7.625% July 15, 2011                              340,000           227,800
                                                                  -------------
                                                                      4,463,959
                                                                  -------------

Finance & Banking--10.84%
  Anadarko Finance Co
    7.50% May 1, 2031                                 115,000           136,741
  Bank of America Corp
    7.40% January 15, 2011                            750,000           883,474
  Bank One Corp
    5.90% November 15, 2011                           825,000           894,374
  Bayview Capital Trust I **
    1.97% January 25, 2033 ###                      2,300,000         2,300,000
  Boeing Capital Corp
    6.50% February 15, 2012                           975,000         1,039,557
  Brazil Diversified Payment Rights
    Finance Co
    2.505% March 20, 2007 **                        1,550,000         1,534,500
  Citigroup Inc
    7.25% October 1, 2010                           1,040,000         1,207,304
    7.375% April 2, 2007                              200,000           218,042
    7.75% April 2, 2012                               330,000           370,641
  Conseco Financial Securitizations Co
    6.60% February 1, 2033                          1,131,008         1,155,639
  Credit Suisse First Boston USA
    4.625% January 15, 2008                           300,000           304,098
    5.75% April 15, 2007                              300,000           321,144
    6.50% January 15, 2012                            215,000           229,783
  Devon Financing Corp
    6.875% September 30, 2011                         400,000           445,543
    7.875% September 30, 2031                         115,000           135,437
  First Union National Bank Inc
    7.80% August 18, 2010                             685,000           826,968
  Ford Motor Co
    7.45% July 16, 2031                               975,000           848,122
  Ford Motor Credit Co
    6.70% July 16, 2004                               500,000           509,414
    7.875% June 15, 2010                            1,405,000         1,413,801
  General Electric Capital Corp MTN
    5.875% February 15, 2012                        1,280,000         1,368,431
  General Motors Acceptance Corp
    6.125% February 1, 2007                         1,025,000         1,043,410
    6.875% September 15, 2011                         370,000           368,986
    7.25% March 2, 2011                               375,000           382,137
    8.00% November 1, 2031                            320,000           321,742
  Goldman Sachs Group Inc
    5.70% September 1, 2012                            80,000            83,204
    6.60% January 15, 2012                            820,000           906,096
  Household Financial Corp
    6.375% November 27, 2012                          100,000           104,393
    6.75% May 15, 2011                                585,000           623,721
    7.00% May 15, 2012                                210,000           230,011
  JP Morgan Chase & Co
    5.35% March 1, 2007                               375,000           396,675
    5.75% January 2, 2013                             110,000           111,392
    6.625% March 15, 2012                             290,000           314,307
  Lehman Brothers Holdings Inc
    6.25% May 15, 2006                                525,000           574,002
    6.625% January 18, 2012                           235,000           260,105
  Standard Chartered Bank
    8.00% May 30, 2031 **                             120,000           138,162
  Toyota Motor Credit Corp
    2.80% January 18, 2006                            440,000           443,912
  US Bancorp
    3.95% August 23, 2007                             425,000           434,518

--------------------------------------------------------------------------------

See notes to financial statements and notes to schedules of investments

Preferred Fixed Income Fund Cont.

--------------------------------------------------------------------------------
FIXED INCOME                                         PAR+             VALUE
--------------------------------------------------------------------------------

Finance & Banking (continued)
  US Bank National Association
    6.375% August 1, 2011                        $    265,000     $     297,212
  Wachovia Bank National Association
    1.72% March 15, 2015 ###                        1,499,613         1,499,648
  Wells Fargo & Co
    6.375% August 1, 2011                             900,000         1,008,159
                                                                  -------------
                                                                     25,684,805
                                                                  -------------

Foreign Government--11.40%
  Brazil (Federative Republic)
    2.667% Restructured Brady Bond
      Callable, Sinkable Floating Rate
      Note, LIBOR plus .875%,
      April 15, 2012 ##                               660,000           356,378
    2.667% Restructured Brady Bond
      Callable, Floating Rate Note,
      April 15, 2009 ##                               175,882           116,478
    8.00% Restructured Brady Bond
      Callable, Sinkable, Fixed Rate
      Note, April 15, 2014                          2,475,134         1,621,433
    11.00% Callable, Fixed Rate Bond
      August 17, 2040                                 610,000           379,725
    11.50% Fixed Rate Note,
      March 12, 2008                                   70,000            53,200
    12.00% Fixed Rate Note,
      April 15, 2010                                  370,000           269,175
    14.50% Fixed Rate Note,
      October 15, 2009                                360,000           298,800
  Bulgaria (National Republic)
    8.25% Fixed Rate Bond,
      January 15, 2015 **                             760,000           830,300
  Canada (National Republic)
    3.50% Fixed Rate Note,
      September 17, 2007                              875,000           888,859
    7.50% Fixed Rate Debenture,
      September 15, 2029                            1,045,000         1,303,270
  Columbia Republic
    10.50% Fixed Rate Note, July 9, 2010              340,000           357,000
    11.75% Fixed Rate Bond,
      February 25, 2020                               340,000           363,800
  Germany (Federal Republic)
    5.00% Fixed Rate Bond, July 4, 2011             2,000,000         2,225,760
    5.00% Fixed Rate Bond,
      January 4, 2012                               2,500,000         2,781,151
    5.50% Fixed Rate Bond,
      January 4, 2031                               4,000,000         4,601,274
  Italy Republic
    6.00% Fixed Rate Bond,
      May 1, 2031                                   2,000,000         2,420,398
  Mexico (United Mexican States)
    8.375% Fixed Rate Note,
      January 14, 2011                                980,000         1,107,400
    11.50% Fixed Rate Bond,
      May 15, 2026                                  2,460,000         3,357,900
  Panama Republic
    9.375% Fixed Rate Bond,
      July 23, 2012                                   260,000           278,200
    9.625% Fixed Rate Bond,
      February 8, 2011                                360,000           393,300
    10.75% Fixed Rate Bond,
      May 15, 2020                                    200,000           222,000
  Peru Republic
    4.50% Restructured Brady Bond
      Step-up Coupon, LIBOR +
      .8125%, March 7, 2017 ###                     1,087,800           845,673
  Philippines Republic
    9.875% Fixed Rate Note,
      January 15, 2019                                860,000           851,400
    10.625% Fixed Rate Note,
      March 16, 2025                                  210,000           216,300
  Russian Federation
    5.00% Step-up Coupon,
      March 31, 2030                                  630,000           500,283
    8.25% Fixed Rate Bond,
      March 31, 2010                                  350,000           370,300
                                                                  -------------
                                                                     27,009,757
                                                                  -------------

Government Sponsored--21.68%
  Federal Home Loan Mortgage Corp
    5.50% October 1, 2017                             440,173           457,073
    7.00% May 1, 2029                               1,059,204         1,115,079
  Federal National Mortgage Association
    5.50% 30 year TBA                               5,500,000         5,608,284
    6.00% March 1, 2016                             2,839,626         2,972,563
    6.00% 30 year TBA                              24,510,000        25,329,565
    6.50% 30 year TBA                              12,580,000        13,095,000
    6.50% July 1, 2032                                512,743           534,112
    7.00% 30 year TBA                               2,160,000         2,271,374
                                                                  -------------
                                                                     51,383,050
                                                                  -------------

Industrials--14.79%
  Abitibi-Consolidated Inc
    8.55% August 1, 2010                               23,000            25,527
  AK Steel Holdings Corp
    7.75% June 15, 2012 **                             85,000            85,638
    7.875% February 15, 2009                           55,000            55,550
  Allied Waste North America Inc
    8.875% April 1, 2008                              120,000           121,800
    10.00% August 1, 2009                              95,000            94,288
  American Axle & Manufacturing Inc
    9.75% March 1, 2009                               100,000           107,250
  American Greetings
    6.10% August 1, 2028                               21,000            19,530
  Amerigas Partners LP
    8.875% May 20, 2011 **                             80,000            83,200
  AmerisourceBergen Corp
    8.125% September 1, 2008                          112,000           119,280
  Anadarko Petroleum Corp
    6.75% May 1, 2011                                 775,000           873,251
  Anheuser-Busch Cos Inc
    5.95% January 15, 2033                            800,000           838,084
  Apache Corp
    6.25% April 15, 2012                              700,000           784,664
  Ball Corp
    6.875% December 15, 2012 **                       163,000           163,815
  BellSouth Corp
    6.00% October 15, 2011                            825,000           904,682
  Biovail Corp
    7.875% April 1, 2010                              136,000           136,000
  Bristol-Myers Squibb Co
    5.75% October 1, 2011                             820,000           873,181

--------------------------------------------------------------------------------

         See notes to financial statements and notes to schedules of investments

                             www.PreferredGroup.com

58  SCHEDULES OF INVESTMENTS


                                                   December 31, 2002 (unaudited)

Schedules of Investments

Preferred Fixed Income Fund Cont.

--------------------------------------------------------------------------------
FIXED INCOME                                         PAR+             VALUE
--------------------------------------------------------------------------------

Industrials (continued)
  Burlington Northern Santa Fe Corp
    6.75% July 15, 2011                          $    160,000     $     181,616
    7.082% May 13, 2029                               160,000           181,832
  Canadian Pacific Railway Ltd
    7.125% October 15, 2031                           575,000           669,414
  Centex Corp
    1.85445% December 25, 2032 ###                  2,340,000         2,340,000
  Chancellor Corp
    8.00% November 1, 2008                            200,000           218,250
  ChevronTexaco Corp
    3.50% September 17, 2007                          625,000           636,218
  ConocoPhillips
    4.75% October 15, 2012 **                         975,000           980,229
    5.90% October 15, 2032 **                         675,000           671,167
  Cummins Inc
    9.50% December 1, 2010 **                         110,000           117,150
  DaimlerChrysler Holdings
    7.30% January 15, 2012                            400,000           448,860
    7.75% January 18, 2011                            235,000           268,465
  Dillards Inc
    6.39% August 1, 2013 ###                           50,000            50,125
  Dimon Inc
    8.875% June 1, 2006                                80,000            81,000
  Dow Chemical Co
    6.00% October 1, 2012                             675,000           689,853
  DR Horton Inc
    7.50% December 1, 2007                             20,000            19,600
    8.50% April 15, 2012                               85,000            85,425
  Fairchild Semiconductor
    International Corp
    10.50% February 1, 2009                            75,000            81,000
  General Motors Corp
    7.20% January 15, 2011                            435,000           436,824
  Georgia-Pacific Corp
    8.875% May 15, 2031                               270,000           232,200
  Grand Prideco Inc
    9.00% December 15, 2009 **                         77,000            80,080
  Harrah's Entertainment Inc
    7.875% December 15, 2005                           38,000            40,280
  HMH Properties Inc.
    7.875% August 1, 2008                              80,000            77,600
  Host Marriott Corp
    9.50% January 15, 2007 **                          85,000            86,275
  IMC Global Inc
    11.25% June 1, 2011 **                            100,000           107,500
  International Business Machines Corp
    4.25% September 15, 2009                        1,300,000         1,327,378
  Iron Mountain Inc PA
    8.625% April 1, 2013                               85,000            88,825
  JC Penney Co Inc
    7.40% April 1, 2037                               110,000           111,100
  John Deere Capital Corp
    7.00% March 15, 2012                              500,000           579,713
  Kellogg Inc
    6.60% April 1, 2011                               745,000           839,053
  Kraft Foods Inc
    5.25% June 1, 2007                                400,000           432,048
    6.25% June 1, 2012                                200,000           223,654
  Lockheed Martin Corp
    8.50% December 1, 2029                            950,000         1,274,560
  Manor Care Inc
    8.00% March 1, 2008                               220,000           232,100
  Mariner Health Group Inc
    9.50% April 1, 2006^^^                            400,000                40
  MeadWestvaco Corp
    6.85% April 1, 2012                               555,000           615,844
  Meristar Hospitality Corp
    9.00% January 15, 2008                             90,000            79,200
  MGM Grand Inc
    9.75% June 1, 2007                                 70,000            77,350
  MGM Mirage Inc
    8.375% February 1, 2011                            80,000            86,200
  Mohegan Tribal Gaming Authority
    8.75% January 1, 2009                              95,000            99,750
  Norfolk Southern Corp
    6.75% February 15, 2011                           315,000           356,543
    7.25% February 15, 2031                           200,000           232,487
  Northrop Grumman Corp
    7.75% February 15, 2031                            80,000            95,909
  Ocean Energy Inc
    8.375% July 1, 2008                               100,000           105,250
  Omnicare Inc
    8.125% March 15, 2011                              59,000            63,130
  Park Place Entertainment Corp
    9.375% February 15, 2007                          134,000           143,045
  Peabody Energy Corp
    8.875% May 15, 2008                                28,000            29,400
  Pegasus Aviation Lease Securities
    8.37% March 25, 2030                              200,000           106,250
  Pepsi Bottling Group Inc
    7.00% March 1, 2029                               775,000           900,476
  Philip Morris Cos Inc
    7.75% January 15, 2027                            800,000           880,215
  Raytheon Co
    6.55% March 15, 2010                              165,000           178,846
  RJ Reynolds Tobacco Holdings Inc
    7.25% June 1, 2012                                875,000           915,545
  Ryland Group
    9.75% September 1, 2010                            96,000           105,120
  Schuler Homes Inc
    9.37% July 15, 2009                                20,000            20,400
  Smithfield Foods Inc
    8.00% October 15, 2009                            160,000           163,200
  SPX Corp
    7.50% January 1, 2013                              50,000            50,688
  Target Corp
    5.875% March 1, 2012                              795,000           861,936
  Teekay Shipping Corp
    8.875% July 15, 2011                               11,000            11,289
  Tennessee Gas Pipeline Co
    8.375% June 15, 2032                            1,525,000         1,326,750
  Terex Corp
    10.375% April 1, 2011                              29,000            27,260
  Tricon Global Restaurants Inc
    8.50% April 15, 2006                              101,000           107,313
  Tyco International Ltd
    6.375% October 15, 2011                           625,000           584,375
    6.875% January 15, 2029                         1,325,000         1,166,000

--------------------------------------------------------------------------------

See notes to financial statements and notes to schedules of investments

Preferred Fixed Income Fund Cont.

--------------------------------------------------------------------------------
FIXED INCOME                                         PAR+             VALUE
--------------------------------------------------------------------------------

Industrials (continued)
  Union Pacific Corp
    6.50% April 15, 2012                         $    230,000     $     258,422
    6.625% February 1, 2029                           605,000           663,839
  US Airways Group Inc
    7.076% March 20, 2021                           1,194,855         1,233,837
  Ventas Realty Ltd
    8.75% May 1, 2009 **                               80,000            82,800
  Viacom Inc
    5.625% August 15, 2012                            650,000           693,440
  Vintage Petroleum Inc
    8.25% May 1, 2012                                  80,000            83,200
  Wal-Mart Stores Inc
    7.50% February 15, 2030                           900,000         1,137,223
  Westport Resources Corp
    8.25% November 1, 2011 **                          13,000            13,650
  Weyerhaeuser Co
    6.75% March 15, 2012 **                           510,000           556,072
    7.375% March 15, 2032                             850,000           921,849
  Xerox Equipment Lease
    3.42% February 15, 2008 ###                       838,858           844,139
                                                                  -------------
                                                                     35,053,416
                                                                  -------------

Telecommunications--2.59%
  AT&T Broadband Corp
    8.375% March 15, 2013                              30,000            34,078
  AT&T Corp
    6.00% March 15, 2009                                3,000             2,996
    6.50% March 15, 2013                              380,000           381,188
    8.00% November 15, 2031 ###                       110,000           121,246
  AT&T Wireless Group
    7.875% March 1, 2011                              225,000           226,125
    8.125% May 1, 2012                                 75,000            75,375
  British Sky Broadcasting Group Plc
    6.875% February 23, 2009                           26,000            26,585
    7.30% October 15, 2006                             57,000            59,280
    8.20% July 15, 2009                                85,000            91,800
  British Telecommunication Plc
    8.125% December 15, 2010                          410,000           491,548
  Cingular Wireless LLC
    6.50% December 15, 2011 **                        220,000           237,299
  Comcast Corp
    7.125% June 15, 2013                              185,000           196,889
  Cox Communications Inc
    7.75% November 1, 2010                            255,000           290,434
  Deutsche Telekom AG
    8.25% June 15, 2030                               190,000           219,479
  Echostar Corp
    9.375% February 1, 2009                            85,000            89,888
  Lamar Media Corp
    7.25% January 1, 2013 **                           49,000            49,796
  PanAmSat Corp
    6.375% January 15, 2008                            20,000            19,200
    8.50% February 1, 2012                             90,000            85,950
  SBC Communications Inc
    5.875% February 1, 2012                           525,000           567,047
    5.875% August 15, 2012                            365,000           394,141
  Sprint Capital Corp
    6.00% January 15, 2007                            520,000           491,400
    8.75% March 15, 2032                               40,000            38,000
  TCI Communications Inc
    7.875% February 15, 2026                          455,000           461,506
  Verizon Global Funding Corp
    7.375% September 1, 2012                          205,000           235,860
    7.75% December 1, 2030                            225,000           262,025
    7.75% June 15, 2032                               400,000           468,872
  Verizon New York Inc
    6.875% April 1, 2012                              465,000           522,375
                                                                  -------------
                                                                      6,140,382
                                                                  -------------

U.S. Government Agency Mortgage -
Backed Securities--15.46%
  Governmental National
    Mortgage Association
    6.00% November 15, 2032                        10,187,851        10,620,928
    6.50% May 15, 2029                                950,422           998,965
    6.50% June 15, 2031                               954,676         1,002,675
    6.50% July 15, 2031                               932,462           979,344
    6.50% October 15, 2031                          1,886,649         1,981,507
    6.50% November 15, 2031                         7,554,180         7,933,993
    6.50% December 15, 2031                         2,367,521         2,486,556
    6.50% January 15, 2032                          7,955,915         8,356,053
    6.50% February 15, 2032                         1,870,922         1,965,018
    7.50% February 15, 2031                           170,830           182,230
    7.50% May 15, 2030                                123,368           131,636
                                                                  -------------
                                                                     36,638,905
                                                                  -------------

U.S. Treasury--8.64%
  United States Treasury Bonds
    3.875% April 15, 2029                          14,333,150        17,526,745
    5.375% February 15, 2031                        2,690,000         2,932,519
                                                                  -------------
                                                                     20,459,264
                                                                  -------------

Total Fixed Income
  (Cost $217,229,473)                                               222,464,264
                                                                  -------------

--------------------------------------------------------------------------------
SHORT TERM
INVESTMENTS--36.54%                                PAR+/SHARES        VALUE
--------------------------------------------------------------------------------

Financing & Banking--0.09%
  Truman Capital Mortgage Loan Trust
    7.75% November 25, 2003 IO**                    4,400,000           214,720
                                                                  -------------

--------------------------------------------------------------------------------

         See notes to financial statements and notes to schedules of investments

                             www.PreferredGroup.com

60  SCHEDULES OF INVESTMENTS


                                                   December 31, 2002 (unaudited)

Schedules of Investments

Preferred Fixed Income Fund Cont.

--------------------------------------------------------------------------------
SHORT TERM
INVESTMENTS                                        PAR+/SHARES        VALUE
--------------------------------------------------------------------------------

Repurchase Agreements--21.52%
  Lehman Brothers Holdings Repo
  1.20% January 2, 2003
  (Cost - $51,000,000) (Dated
  December 31, 2002, due
  January 2, 2003, collateralized by
  $14,830,000 Government Sponsored
  4.00% December 27, 2017 &
  $18,565,000 Government Sponsored
  0.00% October 15, 2020 &
  $13,480,000 Government Sponsored
  0.00% October 15, 2020 &
  $4,125,000 Tennessee Valley Authority
  8.25% April 15, 2042
  Market Value $51,003,400                       $ 51,000,000     $  51,000,000
                                                                  -------------

Short Term Investment Trust--14.08%
  Securities Lending Quality Trust
  1.60% yield as of December 31, 2002              33,371,878     $  33,371,878
                                                                  -------------

Short Term Investment Trust--0.85%
  State Street Global Advisors
  Money Market Fund
  1.074% yield as of December 31, 2002              1,988,273         1,988,273
                                                                  -------------

Total Short Term Investments
  (Cost $86,600,783)                                                 86,574,871
                                                                  -------------

Total Investments--130.42%
  (Cost $303,830,256)                                               309,039,134
                                                                  -------------

Other Assets and Liabilities-- -30.42%                              (72,076,973)
                                                                  -------------

Total Net Assets--100%                                            $ 236,962,161
                                                                  =============

-----------------------------------------------
Preferred Short-Term Government Securities Fund
--------------------------------------------------------------------------------
FIXED INCOME--95.90%                                    PAR             VALUE
--------------------------------------------------------------------------------

Collateralized Mortgage
Obligation^^--2.31%
  Federal Home Loan Mortgage Corp
    5.75% September 15, 2020                        $ 2,917,642     $  2,946,036
    5.89% July 15, 2008                                  96,998           97,047
  Federal National Mortgage Association
    7.50% May 25, 2007                                   65,346           66,420
                                                                    ------------
                                                                       3,109,503
                                                                    ------------

Government Sponsored--86.04%
  Federal Farm Credit Bank
    2.50% November 15, 2005                           2,500,000        2,517,928
  Federal Home Loan Banks
    3.875% December 15, 2004                          2,000,000        2,080,444
    4.125% January 14, 2005                           5,000,000        5,227,060
    7.96% May 23, 2005                                2,000,000        2,052,630
  Federal Home Loan Mortgage Corp
    2.875% September 15, 2005                         5,000,000        5,095,690
    3.25% January 15, 2004                            8,000,000        8,157,248
    4.00% October 29, 2007                            5,000,000        5,151,200
    4.125% February 4, 2005                           1,000,000        1,002,515
    4.50% July 23, 2007                               5,000,000        5,203,535
    5.00% May 15, 2004                               16,000,000       16,766,080
    5.25% February 15, 2004                          10,000,000       10,429,100
    5.375% August 16, 2006                            1,000,000        1,056,482
  Federal National Mortgage Association
    3.00% June 15, 2004                              10,000,000       10,216,230
    3.00% July 29, 2004                               5,000,000        5,047,815
    3.625% April 15, 2004                            10,000,000       10,278,230
    3.70% September 13, 2004                          1,000,000        1,004,651
    4.25% July 15, 2007                               2,000,000        2,108,808
    5.00% January 15, 2007                            6,000,000        6,503,730
    7.30% July 25, 2005                                 250,000          258,473
  Student Loan Marketing Trust
    5.00% June 30, 2004                              15,000,000       15,752,969
                                                                    ------------
                                                                     115,910,818
                                                                    ------------

U.S. Government Agency Mortgage -
Backed Securities--7.55%
  Federal National Mortgage Association
    4.674% December 1, 2032                           5,000,000        5,085,813
    4.779 October 1, 2032                             4,959,517        5,089,846
                                                                    ------------
                                                                      10,175,659
                                                                    ------------

Total Fixed Income
  (Cost $125,947,677)                                                129,195,980
                                                                    ------------

--------------------------------------------------------------------------------
SHORT TERM
INVESTMENTS--2.85%                                      SHARES         VALUE
--------------------------------------------------------------------------------

Short Term Investment Fund--2.85%
  State Street Global Advisors
    Government Money Market Fund
  1.027% yield as of December 31, 2002                3,835,556        3,835,556
                                                                    ------------

Total Short Term Investments
  (Cost $3,835,556)                                                    3,835,556
                                                                    ------------

Total Investments--98.75%
  (Cost $129,783,233)                                                133,031,536
                                                                    ------------

Other Assets and Liabilities--1.25%                                    1,685,992
                                                                    ------------

Total Net Assets--100%                                              $134,717,528
                                                                    ============

--------------------------------------------------------------------------------

See notes to financial statements and notes to schedules of investments

---------------------------
Preferred Money Market Fund
--------------------------------------------------------------------------------
SHORT TERM
INVESTMENTS--98.67%                                     PAR            VALUE
--------------------------------------------------------------------------------

Certificates of Deposit--14.56%
  Banque Generale Du Luxembourg
    1.74% February 6, 2003 @                        $ 3,000,000     $  2,994,780
  Credit Agricole Indosuez NY
    2.715% April 15, 2003 @                           6,000,000        5,999,410
  Credit Lyonnais New York
    1.73% March 31, 2003                              6,000,000        6,000,000
  Lloyds Bank PLC NY
    1.77% April 24, 2003                              5,000,000        5,000,000
  Nordeutsche Landesbank
    1.60% April 3, 2003                               2,000,000        2,000,000
  San Pauloimi Spa
    1.63% January 31, 2003                            5,000,000        5,000,000
                                                                    ------------
                                                                      26,994,190
                                                                    ------------

Commercial Paper--54.43%
  AB Spintab
    1.66% February 7, 2003 @                          3,000,000        2,994,882
  Amsterdam Funding Corp
    1.32% February 6, 2003 @                          6,000,000        5,992,080
  Bank Ireland Governor & Co
    1.35% April 22, 2003 @                            5,000,000        4,979,188
  BCI Funding Corp
    1.73% January 23, 2003 @                          5,000,000        4,994,714
  BMW US Capital Corp
    1.35% January 9, 2003 @                           7,142,000        7,139,857
  Bradford & Bingley Plc
    1.35% February 13, 2003 @                         5,000,000        4,991,938
  Citibank Credit Card Issuance Trust
    1.33% January 29, 2003 @                          6,000,000        5,993,793
  Dorada
    1.75% March 13, 2003 @                            5,113,000        5,095,353
  Edison Asset Securitization
    1.70% March 20, 2003 @                            4,000,000        3,985,267
    1.72% March 3, 2003 @                             1,000,000          997,086
  Fortis Funding
    1.69% February 18, 2003 @                         5,545,000        5,532,505
  General Electric Capital Corp
    1.715% March 4, 2003 @                            1,000,000          997,046
  Hatteras Funding
    1.71% March 26, 2003 @                            3,000,000        2,988,030
  K2 USA LLC
    1.40% May 30, 2003 @                              3,000,000        2,982,617
    1.73% March 5, 2003 @                             2,000,000        1,993,945
  Kittyhawk Funding Corp
    1.36% January 29, 2003 @                          3,000,000        2,996,827
  Montauk Funding Corp
    1.36% January 14, 2003 @                          5,000,000        4,997,544
  Morgan Stanley Dean Witter & Co
    1.81% January 17, 2003 @                          2,000,000        1,998,391
  New Center Asset
    1.70% March 24, 2003 @                            6,000,000        5,976,767
    1.25% January 2, 2003 @                           1,633,000        1,632,943
  Norddeutsche Landesbank
    1.32% March 14, 2003 @                            6,000,000        5,984,160
  Statens Boston ADS Financial
    1.36% February 19, 2003 @                         3,000,000        2,994,447
  Swiss RE Financial Products Corp
    1.70% March 26, 2003 @                            1,000,000          996,033
    1.78% April 14, 2003 @                            2,000,000        1,989,814
  Westpac Capital Corp
    1.38% May 22, 2003 @                              5,000,000        4,972,975
  Windmill Funding Corp
    1.33% May 22, 2003 @                              4,708,000        4,683,475
                                                                    ------------
                                                                     100,881,677
                                                                    ------------

Floating Rate Notes--27.51%
  Bavaria Universal Fund
    1.00% January 31, 2003 ##                         5,000,000        5,000,000
  Bayerische Landesbank
    1.782% June 24, 2003 @##                          7,000,000        6,998,661
  Citigroup Inc
    1.805% May 30, 2003 @##                           8,000,000        8,002,579
  Credit Agricole Indosuez NY
    1.785% September 25, 2003 @##                     3,000,000        2,999,552
  General Electric Capital Corp
    1.847% July 9, 2003 ##                            3,000,000        3,000,000
  Landesbank Baden
    1.622% April 11, 2003 @##                         6,000,000        5,999,178
  Canadian Royal Bank NY Branch
    1.787% September 12, 2003 @##                     5,000,000        4,998,950
  SBC Communications Inc
    1.38% March 14, 2003 ** ##                        6,000,000        6,000,000
  Wells Fargo & Co
    1.733% March 31, 2003 @##                         1,000,000        1,000,311
  Westdeutsche Landesbank
    1.782% June 24, 2003 @##                          7,000,000        6,998,660
                                                                    ------------
                                                                      50,997,891
                                                                    ------------

Government Agency--2.16%
  Federal Home Loan Banks
    1.83% October 27, 2003                            4,000,000        4,000,000
                                                                    ------------

U.S. Treasury--0.01%
  United States Treasury Bills
    1.50% February 27, 2003 @                            14,000           13,967
                                                                    ------------

Total Short Term Investments
  (Cost $182,887,725)                                                182,887,725
                                                                    ------------

Total Investments--98.67%
  (Cost $182,887,725)                                                182,887,725
                                                                    ------------

Other Assets and Liabilities--1.33%                                    2,472,776
                                                                    ------------

Total Net Assets--100%                                              $185,360,501
                                                                    ============

--------------------------------------------------------------------------------

         See notes to financial statements and notes to schedules of investments

                             www.PreferredGroup.com

62  SCHEDULES OF INVESTMENTS


                                                   December 31, 2002 (unaudited)

Notes to Schedules of Investments

*     Non-income producing security.

** Pursuant to Rule 144A under the Securities Act of 1933, these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2002, these securities amounted to $8,454,605 or 3.57% of the net assets of the Preferred Fixed Income Fund.

# All or a portion of this security is being used to collateralize futures contracts outstanding at December 31, 2002.

## Floating rate note. The interest rate shown reflects the rate currently in effect. The maturity date shown reflects the next reset date.

### Variable rate bond. The interest rate shown reflects the rate currently in effect.

@     Yields are at time of purchase.

+     Par is in U.S. dollars unless otherwise noted.

^ CAT, Inc. is the parent company of Caterpillar Investment Management Limited (CIML), the fund's adviser.

^^ Maturity dates represent legal final maturity and not the average life assumed by expected prepayment characteristics and security structure.

^^^ Non-income producing security--issuer filed for protection under the Federal Bankruptcy Code and is currently in default of interest payments.

Abbreviations:

ADR  - American Depository Receipt

CVO  - Contingent Value Obligation

IO   - Interest-only bond. The only current obligation is interest and repayment of principal is deferred.

MTN  - Medium Term Notes

PFD  - Preferred Stock

REIT - Real Estate Investment Trust

TBA - To Be Announced, these securities have been purchased on a delayed delivery basis.

Notes to Financial Statements

1. Accounting Policies

The Preferred Group of Mutual Funds ("The Preferred Group" or the "Trust") is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified series management investment company offering ten portfolios (the "funds"):

Preferred International Growth Fund

("International Growth")--seeks its objective of long-term capital appreciation by investing primarily in common stocks of non-U.S. companies believed to offer the potential for capital appreciation.

Preferred International Value Fund

("International Value")--seeks its objective of long-term capital appreciation by investing primarily in equity securities traded principally on markets outside the United States.

Preferred Small Cap Growth Fund

("Small Cap Growth")--seeks its objective of long-term capital appreciation through investments in companies with small equity capitalizations.

Preferred Mid Cap Growth Fund

("Mid Cap Growth")--seeks its objective of long-term capital appreciation by investing primarily in U.S. companies with medium market capitalizations believed to have strong earnings growth potential.

Preferred Large Cap Growth Fund

("Large Cap Growth")--seeks its objective of long-term capital appreciation by investing primarily in equity securities believed to offer the potential for capital appreciation, including stocks of companies that are experiencing or expected to experience above-average earnings growth.

Preferred Large Cap Value Fund

("Large Cap Value")--seeks its objective of capital appreciation by investing primarily in equity securities that are believed to be undervalued and that offer above-average potential for capital appreciation.

Preferred Asset Allocation Fund

("Asset Allocation")--seeks its objective of both capital appreciation and current income by allocating assets among stocks, bonds and high quality money market instruments.

Preferred Fixed Income Fund

("Fixed Income")--seeks its objective of maximizing total return consistent with prudent investment management and liquidity needs by investing in a diversified portfolio of debt securities.

Preferred Short-Term Government Securities Fund

("Short-Term Government")--seeks its objective of high current income, consistent with preservation of capital, primarily through investment in U.S. Government securities.

Preferred Money Market Fund

("Money Market")--seeks its objective of the maximum current income believed to be consistent with preservation of capital and maintenance of liquidity by investing in short-term, fixed income instruments.

The Preferred Group was established in 1991 as a business trust under Massachusetts law and has an unlimited authorized number of shares of beneficial interest which may, without shareholder approval, be divided into an unlimited number of series of such shares.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the reported amounts of income and expenses during the reporting period and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates. The following significant accounting policies are consistently followed by the funds in the preparation of their financial statements.

                          NOTES TO FINANCIAL STATEMENTS

64  NOTES TO FINANCIAL STATEMENTS


                                                   December 31, 2002 (unaudited)

Security Valuations

Portfolio securities, options (put, call and written) and forwards for which market quotations are readily available are valued at market value, which is determined by using the last reported sale price, or, if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers or pricing services.

Portfolio debt securities with remaining maturities greater than sixty days are valued by pricing agents approved by the Trustees, which prices reflect broker/dealer supplied market valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by an established market maker is used.

Obligations with a remaining maturity of 60 days or less and holdings in Money Market are valued at amortized cost, which approximates market value.

Equity securities that have reached the limit for aggregate foreign ownership may trade at a premium to the local share price. The premium is valued based on prices supplied by a broker.

Portfolio positions which cannot be valued as set forth above are valued at fair value under procedures approved by the Trustees.

Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange.

The Short Term Investment Fund and Short Term Investment Trust include investments that are valued daily based on the market quotations of the underlying assets.

Certain investments in securities held by the Fixed Income fund were valued on the basis of a price provided by a principal market maker. At December 31, 2002, the total value of these securities represented 3.65% of net assets of the Fixed Income fund. These prices may differ from the value that would have been used had a broader market for securities existed.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal tax purposes.

Corporate actions (including cash dividends) are recorded on the ex-date (except for certain foreign securities for which corporate actions are recorded as soon after the ex-date as the funds become aware of such), net of nonrebatable tax withholdings. Where a high level of uncertainty as to collection exists, income on securities is recorded net of all tax withholdings with any rebates recorded when received.

Federal Taxes

Consistent with each fund's policy to qualify as a regulated investment company and to distribute all of its taxable income and net realized capital gains to its shareholders, no federal tax has been accrued.

At June 30, 2002, capital loss carryforwards available (to the extent provided in federal income tax regulations) to offset future realized gains were as follows:

--------------------------------------------------------------------------------
                                                       Year of      Capital Loss
Fund                                                  Expiration    Carryforward
--------------------------------------------------------------------------------
International Growth                                     2009       $   516,573
International Growth                                     2010         1,794,289
Small Cap Growth                                         2007         5,897,783
Small Cap Growth                                         2009         8,573,430
Small Cap Growth                                         2010        29,386,626
Mid Cap Growth                                           2010         4,994,730
Large Cap Growth                                         2010        96,928,486
Asset Allocation                                         2010           205,997
Fixed Income                                             2008         2,048,082
Fixed Income                                             2009           247,134
Short-Term Government                                    2009           462,218
Money Market                                             2009             2,650
Money Market                                             2010             3,628
--------------------------------------------------------------------------------

To the extent the loss carryforwards are used to offset any future realized gains, it is unlikely that such gains would be distributed.

Components of Distributable Earnings

As of June 30, 2002, the components of distributable earnings (excluding unrealized appreciation/depreciation) on a tax basis consist of:

--------------------------------------------------------------------------------------------------------------
                                              Undistributed    Undistributed   Undistributed
                            Capital Loss         Ordinary        Short Term      Long Term
                            Carryforward          Income           Gains           Gains             Total
--------------------------------------------------------------------------------------------------------------
International Growth        $ (2,310,862)               --               --             --       $ (2,310,862)
International Value                   --        $  928,332       $  150,892       $267,284          1,346,508
Small Cap Growth             (43,857,839)               --               --             --        (43,857,839)
Mid Cap Growth                (4,994,730)               --               --             --         (4,994,730)
Large Cap Growth             (96,928,486)               --               --             --        (96,928,486)
Large Cap Value                       --         1,494,169        5,869,212             --          7,363,381
Asset Allocation                (205,997)            2,367               --             --           (203,630)
Fixed Income                  (2,295,216)           86,318               --             --         (2,208,898)
Short-Term Government           (426,218)               --               --             --           (426,218)
Money Market                      (6,278)            7,579               --             --              1,301
--------------------------------------------------------------------------------------------------------------

Post October Losses

For the year ended June 30, 2002, the funds have elected to defer to the next taxable year the following losses attributable to Post-October Losses:

--------------------------------------------------------------------------------
Fund                                                                    Losses
--------------------------------------------------------------------------------
International Growth                                                 $ 3,371,557
International Value                                                       14,011
Small Cap Growth                                                       6,307,996
Mid Cap Growth                                                         3,130,807
Large Cap Growth                                                      64,824,896
Large Cap Value                                                               --
Asset Allocation                                                          95,687
Fixed Income                                                             488,045
Short-Term Government                                                         --
Money Market                                                               1,301
--------------------------------------------------------------------------------

Interest Income, Debt Discount and Premium

Interest income is recorded on the accrual basis. Original issue discount and market discount are accreted; premium is amortized on debt securities, with a corresponding adjustment to the cost basis. For Short-Term Government, income earned on short-term investment funds is included in interest income in the Statement of Operations. Payments received in kind are recorded at the fair market value of the securities received.

Distributions to Shareholders

Large Cap Growth, Large Cap Value, International Value, Small Cap Growth, International Growth and Mid Cap Growth declare and pay dividends at least annually. Dividends are declared and paid quarterly for Asset Allocation. Dividends are declared and recorded daily and paid monthly for Fixed Income, Short-Term Government and Money Market.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of foreign currency transactions, net operating losses, losses deferred due to wash sales and post-October 31 losses. Permanent book and tax differences relating to shareholder distributions will result in reclassifications in the funds' capital accounts.

Expenses

Expenses specific to an individual fund are charged to that fund. Common expenses are allocated to the funds based on their relative net asset values.

Foreign Currency Translation

The accounting records of the funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at the daily exchange rates.

Net realized gains and losses on foreign denominated other assets, liabilities and currency transactions disclosed in the Statement of Operations represent net gains and losses from the disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. Further, the effects of changes in foreign currency exchange rates on securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but rather, are included with the net realized and unrealized gain or loss on investments.

Forward Contracts

All funds (except Short-Term Government and Money Market) may enter into forward contracts to, among other things, purchase or sell foreign currencies at predetermined exchange rates at future dates. The market value of the contract will fluctuate with changes in currency exchange rates. All contracts are marked-to-market daily, resulting in unrealized gains or losses which become realized at the time the forward contracts are settled. Forward contracts do not eliminate fluctuations in the prices of the funds' portfolio securities. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened. Sales and purchases of forward contracts having the same settlement date and broker are offset and any gain
(loss) is realized on the settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward contract to buy and a forward contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

                             www.PreferredGroup.com

66  NOTES TO FINANCIAL STATEMENTS


                                                   December 31, 2002 (unaudited)

Certain risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward contracts to hedge, the fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Futures Contracts

All funds (except Short-Term Government and Money Market) may enter into futures contracts. A fund may use futures contracts to, among other things, manage its exposure to the stock and fixed-income markets. Buying futures tends to increase the fund's exposure to the underlying instrument. Selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund instruments. Upon entering into such a contract, the fund is required to pledge to the broker an amount of cash or investment securities equal to the minimum "initial margin" requirements of the exchange. Pursuant to the contract, the fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin," and are recorded by the fund as unrealized gains or losses in the Statement of Assets and Liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, which is disclosed in the Statement of Operations. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Losses may arise from the changes in the value of the underlying instrument, the illiquidity of the secondary market for the contracts, or the failure of counterparties to perform under the contract terms. See Note 4 for all open futures contracts held as of December 31, 2002.

Option Contracts

All funds (except Short-Term Government and Money Market) may enter into option contracts. The funds may invest in option contracts to, among other things, manage their exposure to the stock and bond markets and fluctuations in foreign currency values. Writing puts and buying calls tend to increase a fund's exposure to the underlying instrument while buying puts and writing calls tend to decrease a fund's exposure to the underlying instrument, or hedge other fund investments. The funds' risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts' terms and changes in the liquidity of the secondary market for the contracts.

When a fund writes an option, the amount of the premium received is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the funds on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase, a realized loss. When an option is exercised, the premium reduces the cost basis of the securities purchased by the fund. See Note 4 for all open option contracts as of December 31, 2002.

Loans of Portfolio Securities

Each fund (except Money Market) may lend its portfolio securities to counterparties under contracts calling for collateral equal to at least the market value of the securities loaned. Each fund would continue to benefit from interest or dividends on the securities loaned and would also receive either interest, through investment of any cash collateral by the fund in permissible investments, or a fee. This income is recognized in the Statements of Operations net of any related expenses. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails financially.

See the Statements of Assets & Liabilities for values of securities on loan and the cash collateral invested in the Securities Lending Quality Trust. See Note 5 for description of collateral as of December 31, 2002.

Stripped Mortgage-Backed Securities (SMBS)

SMBS represent a participation in, or are secured by and payable from, mortgage loans on real property, and may be structured in classes with rights to receive varying proportions of interest. SMBS include Interest-only securities (IOs), which receive all of the interest. The market value of these securities is highly sensitive to changes in interest rates.

Delayed Delivery Transactions

All funds (except Money Market) may purchase or sell securities on a forward commitment basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The fund generally identifies securities as earmarked in its custodial records with a value at least equal to the amount of the purchase commitment.

Repurchase Agreements

The funds' custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the funds. The funds may experience costs and delays in liquidating the collateral if the issuer defaults or declares bankruptcy.

Industry Concentrations

While none of the funds are permitted to invest more than 25% of its assets in a particular industry (other than Money Market, which may concentrate in the domestic banking industry), each fund may, from time to time, "focus" its investments (generally considered to include investing more than 10% of its assets) in certain industries. This may subject a fund to greater risk than funds that are not so focused.

Concentration of Foreign Risk

All funds (except Short-Term Government) may invest in foreign securities. There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may include foreign currency exchange rate fluctuations, adverse political and economic developments and the imposition of unfavorable foreign governmental laws or restrictions, including the possible prevention of currency exchange. The funds may be subject to foreign taxes on income and gains on investments which are accrued based upon the fund's understanding of the tax rules and regulations.

Change in Accounting Principle

As required, effective July 1, 2001, the funds have adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies. The Guide requires the funds to amortize premium and discount on all debt securities. Currently, the funds amortize premium and discount on all fixed income securities. For these securities, the funds recognize gain or loss when the securities pay down, which is then reclassified to income. The cumulative effect of this accounting change had no impact of total net assets of the funds.

2. Fees and Compensation Paid to Affiliates

Management Fee

Caterpillar Investment Management Ltd. (the "Manager"), a wholly owned subsidiary of Caterpillar Inc., provides investment advisory and portfolio management services for the funds. Each fund pays a monthly fee based on the average net assets of the fund at the following rates:

--------------------------------------------------------------------------------
                                                            Annual Percentage of
Fund                                                         Average Net Assets
--------------------------------------------------------------------------------
International Growth                                                1.05%
International Value                                                 0.95%*
Small Cap Growth                                                    1.00%
Mid Cap Growth                                                      1.00%
Large Cap Growth                                                    0.75%
Large Cap Value                                                     0.75%
Asset Allocation                                                    0.70%
Fixed Income                                                        0.50%
Short-Term Government                                               0.35%
Money Market                                                        0.30%
--------------------------------------------------------------------------------

* The adviser voluntarily waived a portion (0.25%) of its management fee (0.95%) for the Preferred International Value Fund effective July 1, 2002.

To assist in carrying out its responsibilities, the Manager has retained various subadvisers to render advisory services to the funds:

--------------------------------------------------------------------------------
Fund                        Subadvisers
--------------------------------------------------------------------------------
International Growth        Marvin & Palmer Associates, Inc. ("Marvin")
International Value         Mercator Asset Management, LP ("Mercator")
Small Cap Growth            Turner Investment Partners, Inc. ("Turner")
Mid Cap Growth              Turner Investment Partners, Inc. ("Turner")
Large Cap Growth            Jennison Associates LLC ("Jennison")
Large Cap Value             Oppenheimer Capital LLC ("Oppenheimer")+
Asset Allocation            Mellon Capital Management Corporation ("Mellon") and
                            PanAgora Asset Management, Inc. ("PanAgora")
Fixed Income                Western Assets Management Company ("Western")++
Short-Term Government       None
Money Market                J.P. Morgan Investment Management Inc. ("Morgan")
--------------------------------------------------------------------------------

+ Effective January 1, 2003 MFS Institutional Advisors Inc. and Pacific Financial Research Inc. assumed subadvisory responsibility for the fund.

++ Prior to November 1, 2002 J.P. Morgan Investment Management Inc. subadvised the fund.

The subadvisers operate under the supervision of the Manager and the Trustees. The Manager pays the fees of each of the subadvisers; the funds do not pay subadvisory fees in addition to the management fee paid to the Manager.

For the six months ended December 31, 2002, brokerage commissions were paid to the following affiliates of the Trust's subadvisers by the following funds:

----------------------------------------------------------------------------------------------------------
                                  International  International    Large Cap      Large Cap        Asset
                                     Growth          Value         Growth          Value        Allocation
----------------------------------------------------------------------------------------------------------
Chase Securities, Inc.                              $ 1,356
Credit Lyonnais Securities                            8,615
Deutsche Bank Securities Inc.        $ 3,545         15,731        $ 3,990        $   500
Dresdner Bank                                         1,435
Dresdner Kleinwort Benson                 79         29,858                                      $    79
J.P. Morgan Securities, Inc.             745         32,878         21,984          1,500          3,109
J.P. Morgan Securities, Ltd.                          4,563
Prudential Securities Inc.                                                          4,250
                                     ---------------------------------------------------------------------
                                     $ 4,369        $94,436        $25,974        $ 6,250        $ 3,188
                                     =====================================================================
----------------------------------------------------------------------------------------------------------

Trustees' Fees

For the six months ended December 31, 2002, the Trustees who were not "interested persons" of the Preferred Group, as defined in the Investment Company Act of 1940, as amended, received an annual fee of $12,000 plus $2,500 for each Trustees' meeting attended.

                             www.PreferredGroup.com

68  NOTES TO FINANCIAL STATEMENTS


                                                   December 31, 2002 (unaudited)

3. Beneficial Interest

As of December 31, 2002, shareholders holding of record more than 5% of total shares outstanding were as follows:

--------------------------------------------------------------------------------------------------------------------------------
                                                         Preferred
                                                401(k)     Stable                American    Caterpillar
                         401(k)   Insurance    Savings    Principal   Beckwith    Banker's    Investment    Empire      Charles
                          Plan*   Reserves**     Plus    Collective   Machinery  Insurance    Management    Savings     Schwab
                                               Plan***      Trust      Company      Co.          Ltd.        Plan     & Co. Inc.
--------------------------------------------------------------------------------------------------------------------------------
International Growth      9.85%     32.17%        --          --         7.96%        --        48.25%         --          --
International Value      37.43%      6.91%        --          --           --         --           --          --        7.07%
Small Cap Growth         62.62%     24.97%        --          --           --         --           --          --          --
Mid Cap Growth           31.73%     22.79%      5.86%         --           --         --        37.20%         --          --
Large Cap Growth         65.02%      8.81%                    --           --         --           --          --          --
Large Cap Value          68.10%     11.79%        --          --           --         --           --          --          --
Asset Allocation         61.96%        --         --          --           --         --           --        6.77%         --
Fixed Income             37.08%        --         --       49.51%          --         --           --          --          --
Short-Term Government    35.14%     13.63%        --       26.28%       12.66%      8.04%          --          --          --
Money Market             82.01%        --         --          --           --         --           --          --          --
--------------------------------------------------------------------------------------------------------------------------------

*     Caterpillar Investment Trust 401(k) Plan.

** Caterpillar Insurance Company Limited Insurance Reserves. Included on the Short-Term Government Securities Fund are holdings of 8.04% held by American Banker's Insurance Company of Florida for the benefit of Caterpillar Insurance Company Limited.

***   IHC 401(k) Savings Plus Plan - International Stock Fund

4. Portfolio Information

Security Purchases and Sales

During the six months ended December 31, 2002, purchases and sales of long-term investments (investments other than short-term obligations, options and U.S. Government securities) and U.S. Government securities (short- and long-term), respectively, were as follows:

-----------------------------------------------------------------------------------------
                                    Long-Term                      U.S. Government
                          ---------------------------------------------------------------
                            Purchases          Sales         Purchases           Sales
-----------------------------------------------------------------------------------------
International Growth      $ 13,312,716     $ 13,516,591               --               --
International Value         42,043,722       20,255,754               --               --
Small Cap Growth            39,507,975       38,133,397               --               --
Mid Cap Growth              34,252,677       31,890,960               --               --
Large Cap Growth           130,909,046      147,691,102               --               --
Large Cap Value            397,287,716      389,121,402               --               --
Asset Allocation             4,978,837        9,758,132     $ 39,505,673     $ 42,186,896
Fixed Income               940,374,266      921,135,652      186,636,594      200,568,236
Short-Term Government       68,134,222       52,744,620       18,705,234       15,758,594
-----------------------------------------------------------------------------------------

During the six months ended December 31, 2002, Money Market had purchases and sales (including maturities and excluding repurchase agreements) of short-term obligations of:

--------------------------------------------------------------------------------
                                                         Other
                                        ----------------------------------------
                                          Purchases                   Sales
--------------------------------------------------------------------------------
Money Market                            $1,199,699,535            $1,202,663,194
--------------------------------------------------------------------------------

Futures Contracts

Futures contracts open at December 31, 2002:

--------------------------------------------------------------------------------------------
                                                                              Unrealized
                           Number of    Expiration        Underlying         Appreciation
Contracts                  Contracts       Date           Face Value     (Depreciation), Net
--------------------------------------------------------------------------------------------
Asset Allocation:
Long Positions:
  S&P 500                     95         March 03        $  4,174,775         $  17,399
  S&P 500                     57         March 03          12,524,325          (243,484)
  S&P 500                     34         March 03           7,470,650          (180,725)
  EURO Future                 28         March 03           6,907,600             7,213
  Russell 2000                27         March 03           5,173,200          (172,280)
                                                                              ---------
                                                                              $(571,877)
                                                                              =========
Short Positions:
  U.S. Treasury Bonds        (85)        March 03          (9,578,438)         (254,309)
  U.S. Treasury Bonds        (46)        March 03          (5,183,625)           12,459
                                                                              ---------
                                                                               (241,850)
                                                                              ---------
                                                                              $(813,727)
                                                                              =========
--------------------------------------------------------------------------------------------

Unrealized Appreciation (Depreciation)

Unrealized appreciation (depreciation) for each fund at December 31, 2002, based on cost of both long-term and short-term securities for federal tax purposes were as follows:

----------------------------------------------------------------------------------------------
                                                              Net Unrealized         Cost for
                        Gross Unrealized  Gross Unrealized     Appreciation/       Federal Tax
Fund                      Appreciation     (Depreciation)     (Depreciation)        Purposes
----------------------------------------------------------------------------------------------
International Growth       $   554,104      $ (1,062,301)      $   (508,197)      $ 21,345,508
International Value         15,223,627       (29,459,537)       (14,235,910)       275,584,511
Small Cap Growth             2,029,365        (2,585,887)          (556,522)        51,061,470
Mid Cap Growth               1,734,913        (1,457,207)           277,706         33,481,397
Large Cap Growth             8,547,767       (54,852,619)       (46,304,852)       388,957,831
Large Cap Value             12,988,985       (13,605,710)          (616,725)       283,413,165
Asset Allocation             4,886,245       (21,090,444)       (16,204,199)       140,628,623
Fixed Income                 6,144,610          (935,732)         5,208,878        303,830,256
Short-Term Government        3,283,462           (35,159)         3,248,303        129,783,233
Money Market                        --                --                 --        182,887,725
----------------------------------------------------------------------------------------------

                             www.PreferredGroup.com

70  NOTES TO FINANCIAL STATEMENTS


                                                   December 31, 2002 (unaudited)

Written Option Contracts

The option contracts described below were the option contracts open at December 31, 2002.

--------------------------------------------------------------------------------------------------------------
                                                                                   Options        Unrealized
                                             Strike                 Premiums      Written at     Appreciation
Contracts                 Description        Price     Due Date     Received        Value       (Depreciation)
--------------------------------------------------------------------------------------------------------------
Asset Allocation:
Short Puts:  30      S&P 500 Index Futures    $825      Jun 03     $  269,765     $  130,500       $139,265
             61      S&P 500 Index Futures     950      Jun 03        541,665        632,570        (90,905)
             10      S&P 500 Index Futures     800      Jun 03         98,688         90,500          8,188
             63      S&P 500 Index Futures     925      Jun 03        590,630        567,000         23,630
             27      S&P 500 Index Futures     925      Jun 03        783,276        594,675        188,601
             75      S&P 500 Index Futures     850      Jun 03        722,242        397,500        324,742
              5      S&P 500 Index Futures     870      Jun 03        108,344         76,000         32,344
             20      S&P 500 Index Futures     800      Jun 03        168,337         73,000         95,337
                                                                   ----------     ----------       --------
                                                                   $3,282,947     $2,561,745       $721,202
                                                                   ==========     ==========       ========
--------------------------------------------------------------------------------------------------------------

During the six months ended December 31, 2002, the following written option activity took place:

--------------------------------------------------------------------------------
                                                    Number of      Issue Premium
                                                  Put Contracts       Received
--------------------------------------------------------------------------------
Asset Allocation:
Balance as of June 30, 2002                            123           $1,497,671
Written                                                414            4,502,346
Closed at Cost                                         246            2,717,070
Expired at Cost                                         32                  688
Purchased at Cost                                       32                  688
Exercised                                                0                    0
                                                       ---           ----------
Balance as of December 31, 2002                        291           $3,282,947
                                                       ===           ==========
--------------------------------------------------------------------------------

5. Collateral For Securities Lending

The funds authorized the custodian or appropriate third party and institutions to receive and hold collateral for securities on loan. The collateral may be in the form of cash (U.S. or foreign currency); or securities issued or guaranteed by the United States Government or its agencies or instrumentalities, but not interest-only, principal-only or other "stripped" securities; or such other collateral as determined and agreed to in writing. Cash collateral is invested in the Securities Lending Quality Trust. Non-cash collateral represents United States Treasuries and Agencies.

Collateral for those securities that are out on loan as of December 31, 2002, is as follows:

--------------------------------------------------------------------------------
                                        Cash          Non-Cash           Total
--------------------------------------------------------------------------------
International Growth                $ 1,188,790              --      $ 1,188,790
International Value                  49,264,749              --       49,264,749
Small Cap Growth                     10,099,802              --       10,099,802
Mid Cap Growth                        4,900,630              --        4,900,630
Large Cap Growth                     15,426,457              --       15,426,457
Large Cap Value                       2,731,392              --        2,731,392
Asset Allocation                     15,261,940      $  327,806       15,589,746
Fixed Income                         33,371,878       1,477,125       34,849,003
--------------------------------------------------------------------------------

Income Tax Information (Unaudited)

The funds which declared and paid a long-term capital gain distribution in fiscal year 2003 (International Value, Large Cap Value and Fixed Income) hereby designate the following amounts as long-term capital gain distributions:

--------------------------------------------------------------------------------
                                                                     Long-Term
Fund                                                               Capital Gains
--------------------------------------------------------------------------------
International Value                                                 $  267,091
Large Cap Value                                                      7,005,059
Fixed Income                                                            77,425
--------------------------------------------------------------------------------

Shareholder Actions (Unaudited)

On November 1, 2002, the majority shareholder of the Preferred Fixed Income Fund approved by written consent: (i) the Subadviser Agreement between Caterpillar Investment Management Ltd. and Western Asset Management Company and (ii) the Tertiary Adviser Agreement between Western Asset Management Company and Western Asset Management Company Limited, both with respect to the Preferred Fixed Income Fund and effective November 1, 2002.

                             www.PreferredGroup.com

72  TRUSTEES & OFFICERS


The Preferred Group of Mutual Funds                December 31, 2002 (unaudited)

Trustees & Officers

Disinterested Trustees

------------------------------------------------------------------------------------------------------------------------------------
                                              Term of     Number of        Other
                            Position(s)     Service and    Funds in    Directorships                    Principal
Name, Address                   held         Length of   Fund Complex     Held by                   Occupations During
& Age                        with Fund      Time Served    Overseen       Trustees                  the Past Five Years
------------------------------------------------------------------------------------------------------------------------------------
Gary M. Anna, 48,             Trustee       Since 1992        10             None      Vice President, Business Affairs, Bradley
1501 W. Bradley Avenue                                                                 University; Interim President, Bradley
Peoria, IL 61625                                                                       University, June 1999 to June 2000
------------------------------------------------------------------------------------------------------------------------------------
William F. Bahl, 52,          Trustee       Since 1992        10         Cincinnati    Chairman, Bahl & Gaynor, Inc.
212 E. Third Street,                                                      Financial    (a registered investment adviser);
Suite 200                                                                Corporation   Director, Cincinnati
Cincinnati, OH 45202                                                                   Financial Corporation
------------------------------------------------------------------------------------------------------------------------------------
Dixie L. Mills, 54,           Trustee       Since 1992        10             None      Dean, College of Business, Illinois
Illinois State University                                                              State University, 1997 to present;
Campus Box 5500                                                                        Interim Dean, College of Business,
Normal, IL 61790-5500                                                                  Illinois State University, 1996 to 1997

-----------------------------------------------------------------------------
Interested Trustee
------------------------------------------------------------------------------------------------------------------------------------
Kevin E. Colgan, 50,          Trustee       Since 2001        10             None      Treasurer, Caterpillar Inc. (manufacturer of
100 N.E. Adams Street                                                                  machinery and engines), 2001 to present;
Peoria, IL 61629-5330                                                                  Vice President, Caterpillar Financial
                                                                                       Services Inc. (provider of financial services
                                                                                       related to Caterpillar Inc.), 1997 to 2001;
                                                                                       Managing Director, Caterpillar Financial
                                                                                       of Australia Ltd., 1992 to 1997
-----------------------------------------------------------------------------
Officers
------------------------------------------------------------------------------------------------------------------------------------
David L. Bomberger, 47,       President     Since 1999        N/A            N/A       President and Director, Caterpillar
411 Hamilton Boulevard                                                                 Investment Management Ltd.;
Peoria, IL 61602-1104                                                                  President and Director, Caterpillar
                                                                                       Securities Inc.; Vice President,
                                                                                       Commercial Mortgages, Commercial
                                                                                       Federal Bank, January 1999 to May 1999;
                                                                                       Senior Vice President, Treasurer and
                                                                                       Chief Investment Officer, The Guarantee
                                                                                       Life Companies, Inc., 1977 to 1998
------------------------------------------------------------------------------------------------------------------------------------
Fred L. Kaufman, 54,             Vice          Vice           N/A            N/A       Treasurer, Caterpillar
411 Hamilton Boulevard         President     President                                 Investment Management Ltd.;
Peoria, IL 61602-1104         & Treasurer   since 1994;                                Treasurer and Director,
                                             Treasurer                                 Caterpillar Securities Inc.
                                            since 1992
------------------------------------------------------------------------------------------------------------------------------------
Sean X. McKessy, 35,          Clerk         Since 2000        N/A            N/A       Securities Counsel, Caterpillar Inc., Clerk,
100 N.E. Adams Street                                                                  Caterpillar Investment Management Ltd.
Peoria, IL 61629-5330                                                                  and Caterpillar Securities Inc., 2000
                                                                                       to present; Staff Attorney, SEC, 1997
                                                                                       to 2000
------------------------------------------------------------------------------------------------------------------------------------

Each Trustee shall serve during the continued lifetime of the Trust until he or she dies, resigns or is removed, or, if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his successor. The Officers shall hold office until their respective successors are chosen and qualified, or in each case until he or she sooner dies, resigns, is removed or becomes disqualified. Each officer holds office at the pleasure of the Trustees.

The Preferred Group's Statement of Additional Information includes additional information about The Preferred Group's Trustees and is available, without charge, upon request by calling 1-800-662-4769.

--------------------------------------------------------------------------------
Officers and Trustees

      Gary M. Anna ..................................................... Trustee
      William F. Bahl .................................................. Trustee
      Kevin E. Colgan .................................................. Trustee
      Dixie L. Mills ................................................... Trustee
      David L. Bomberger ............................................. President
      Fred L. Kaufman ............................. Vice President and Treasurer
      Sean X. McKessy .................................................... Clerk
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Investment Adviser

      Caterpillar Investment Management Ltd.
      411 Hamilton Boulevard, Suite 1200
      Peoria, IL 61602-1104
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Distributor

      Caterpillar Securities Inc.
      411 Hamilton Boulevard, Suite 1200
      Peoria, IL 61602-1104
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Custodian

      State Street Bank & Trust Co.
      P.O. Box 1713
      Boston, MA 02101
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Transfer Agent and Investor Services

      Boston Financial Data Services, Inc.
      The BFDS Building
      Two Heritage Drive
      N.Quincy, MA 02171
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Legal Counsel

      Ropes & Gray
      One International Place
      Boston, MA 02110-2624
--------------------------------------------------------------------------------

                             [LOGO] PREFERRED GROUP

                              THE PREFERRED GROUP
                                OF MUTUAL FUNDS

                                 1-800-662-4769

This report and the financial statements contained herein are submitted for the general information of the shareholders of The Preferred Group of Mutual Funds. The report is not intended for distribution to prospective investors unless preceded or accompanied by a current prospectus.

                             www.PreferredGroup.com

                                        ----------------------------------------
                                        THE PREFERRED GROUP OF MUTUAL FUNDS
                                                          Semiannual Report 2002
                                        ----------------------------------------

                               [GRAPHIC OMITTED]

                                 (C)2003 Caterpillar Securities Inc. o 0021-1008

                             [LOGO] PREFERRED GROUP

                              THE PREFERRED GROUP
                                OF MUTUAL FUNDS

                                 P.O. Box 8320

                             Boston, MA 02266-8320

                             www.PreferredGroup.com

                                 Distributed by

                          Caterpillar Securities Inc.

Preferred Asset Allocation Fund o Preferred Fixed Income Fund o Preferred International Growth Fund o Preferred International Value Fund o Preferred Large Cap Growth Fund o Preferred Large Cap Value Fund o Preferred Mid Cap Growth Fund
o Preferred Money Market Fund o Preferred Short-Term Government Securities Fund
o Preferred Small Cap Growth Fund

                                                                ================
                                                                   PRESORTED
                                                                    STANDARD
                                                                US POSTAGE PAID
                                                                  PERMIT #3602
                                                                BERWYN, IL 60402
                                                                ================